     As filed with the Securities and Exchange Commission on November 18, 2004
                                                              File No. 333-67373
                                                                       811-07273

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

         Pre-Effective Amendment No.                                         [ ]
                                     -------
         Post-Effective Amendment No.   16                                   [X]
                                     -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

         Amendment No.  14                                                   [X]
                      -----

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT VL II
                           (Exact Name of Registrant)

                   Hartford Life and Annuity Insurance Company
                               (Name of Depositor)

                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                   Hartford Life and Annuity Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

     ___ immediately upon filing pursuant to paragraph (b) of Rule 485
     _X_ on November 19, 2004, pursuant to paragraph (b) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ___ on                  , pursuant to paragraph (a)(1) of Rule 485
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A

                 STAG VARIABLE LIFE LAST SURVIVOR II (SERIES I)
                             SEPARATE ACCOUNT VL II
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-67373

     SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

             SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR PROSPECTUS

The following changes have been made to the Registration Statement:


On page 7 of Your Prospectus, the table entitled, "Charges Other Than Fund Operating Expenses" is renamed. The new title will read:



    "Periodic Charges Other Than Fund Operating Expenses."



The table entitled, "Annual Fund Operating Expenses" that describes the fees and charges specific to each underlying Sub-Account is hereby deleted. Please see the Underlying Fund Prospectus for all fees and charges for the applicable Sub-Account.


The following disclosure is added on page 21 of Your Prospectus at the end of the section entitled, "Accumulation Unit Values:"

    Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

On page 23 of Your Prospectus, the first four paragraphs are deleted from the section entitled, "Lapse and Reinstatement" and replaced by the following:

    POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

    - The Account Value is not sufficient to cover the Monthly Deduction Amount; or

    - The Indebtedness exceeds the Cash Value.

    If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

    That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

On page 24 of Your Prospectus, the last paragraph of the section entitled, "Reinstatement" is deleted and replaced with the following:

    If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period.

    If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

    - The Surrender Charge at the time of reinstatement.


    The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.


    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4942

STAG VARIABLE LIFE LAST SURVIVOR II
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: (800) 231-5453                                                    [The Hartford LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Series I of Stag Variable Life Last Survivor II variable life insurance policy. Please read it carefully.

Stag Variable Life Last Survivor II is a contract between you and Hartford Life and Annuity Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

x Last survivor, because we pay a death benefit after the death of the last surviving insured.

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 AIM V.I. Mid Cap Core Equity Fund Sub-Account                  Series I of the AIM V.I. Mid Cap Core Equity Fund of the
                                                                A I M Variable Insurance Funds
 AIM V.I. Premier Equity Fund Sub-Account                       Series I of the AIM V.I. Premier Equity Fund of the A I M
                                                                Variable Insurance Funds
 American Funds Asset Allocation Fund Sub-Account               Class 2 of the Asset Allocation Fund of American Funds
                                                                Insurance Series
 American Funds Blue Chip Income and Growth Fund Sub-Account    Class 2 of the Blue Chip Income and Growth Fund of American
                                                                Funds Insurance Series
 American Funds Bond Fund Sub-Account                           Class 2 of the Bond Fund of American Funds Insurance Series
 American Funds Global Growth Fund Sub-Account                  Class 2 of the Global Growth Fund of American Funds
                                                                Insurance Series
 American Funds Global Small Capitalization Fund Sub-Account    Class 2 of the Global Small Capitalization Fund of American
                                                                Funds Insurance Series
 American Funds Growth Fund Sub-Account                         Class 2 of the Growth Fund of American Funds Insurance
                                                                Series
 American Funds Growth-Income Fund Sub-Account                  Class 2 of the Growth-Income Fund of American Funds
                                                                Insurance Series
 American Funds International Fund Sub-Account                  Class 2 of the International Fund of American Funds
                                                                Insurance Series
 American Funds New World Fund Sub-Account                      Class 2 of the New World Fund of American Funds Insurance
                                                                Series
 Franklin Small Cap Value Securities Fund Sub-Account           Class 2 of the Franklin Small Cap Value Securities Fund of
                                                                the Franklin Templeton Variable Insurance Products Trust
 Hartford Advisers HLS Fund Sub-Account                         Class IA of Hartford Advisers HLS Fund of Hartford Series
                                                                Fund, Inc.
 Hartford Bond HLS Fund Sub-Account                             Class IA of Hartford Bond HLS Fund of Hartford Series
                                                                Fund, Inc.
 Hartford Disciplined Equity HLS Fund Sub-Account               Class IA of Hartford Disciplined Equity HLS Fund of Hartford
                                                                Series Fund, Inc.
 Hartford Capital Appreciation HLS Fund Sub-Account             Class IA of Hartford Capital Appreciation HLS Fund of
                                                                Hartford Series Fund, Inc.


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 Hartford Dividend and Growth HLS Fund Sub-Account              Class IA of Hartford Dividend and Growth HLS Fund of
                                                                Hartford Series Fund, Inc.
 Hartford Global Advisers HLS Fund Sub-Account (Closed to new   Class IA of Hartford Global Advisers HLS Fund of Hartford
 and subsequent premium payments and transfers of Account       Series Fund, Inc.
 Value)
 Hartford Global Leaders HLS Fund Sub-Account (Closed to new    Class IA of Hartford Global Leaders HLS Fund of Hartford
 and subsequent premium payments and transfers of Account       Series Fund, Inc.
 Value)
 Hartford Global Technology HLS Fund Sub-Account (Closed to     Class IA of Hartford Global Technology HLS Fund of Hartford
 new and subsequent premium payments and transfers of Account   Series Fund, Inc.
 Value)
 Hartford Growth Opportunities HLS Fund Sub-Account             Class IA of Hartford Growth Opportunities HLS Fund of
                                                                Hartford Series Fund II, Inc.
 Hartford Index HLS Fund Sub-Account                            Class IA of Hartford Index HLS Fund, Inc.
 Hartford International Opportunities HLS Fund Sub-Account      Class IA of Hartford International Opportunities HLS Fund of
                                                                Hartford Series Fund, Inc.
 Hartford International Small Company HLS Fund Sub-Account      Class IA of Hartford International Small Company HLS Fund of
                                                                Hartford Series Fund, Inc.
 Hartford MidCap HLS Fund Sub-Account*                          Class IA of Hartford MidCap HLS Fund of Hartford Series
                                                                Fund, Inc.
 Hartford MidCap Value HLS Fund Sub-Account                     Class IA of Hartford MidCap Value HLS Fund of Hartford
                                                                Series Fund II, Inc.
 Hartford Money Market HLS Fund Sub-Account                     Class IA of Hartford Money Market HLS Fund of Hartford
                                                                Series Fund, Inc.
 Hartford Mortgage Securities HLS Fund Sub-Account              Class IA of Hartford Mortgage Securities HLS Fund of
                                                                Hartford Series Fund, Inc.
 Hartford Small Company HLS Fund Sub-Account                    Class IA of Hartford Small Company HLS Fund of Hartford
                                                                Series Fund, Inc.
 Hartford Stock HLS Fund Sub-Account                            Class IA shares of Hartford Stock HLS Fund of Hartford HLS
                                                                Series Fund, Inc.
 Hartford Value Opportunities HLS Fund Sub-Account              Class IA shares of Hartford Value Opportunities HLS Fund of
                                                                Hartford Series Fund II, Inc.
 MFS New Discovery Series Sub-Account                           Initial Class of the MFS-Registered Trademark- New Discovery
                                                                Series of the MFS-Registered Trademark- Variable Insurance
                                                                Trust-SM-
 MFS Total Return Series Sub-Account                            Initial Class of the MFS-Registered Trademark- Total Return
                                                                Series of the MFS-Registered Trademark-Variable Insurance
                                                                Trust-SM-
 Mutual Shares Securities Fund Sub-Account                      Class 2 of the Mutual Shares Securities Fund of the Franklin
                                                                Templeton Variable Insurance Products Trust
 Putnam VT Capital Opportunities Sub-Account                    Class IB of Putnam VT Capital Opportunities Fund of Putnam
                                                                Variable Trust
 Putnam VT Equity Income Sub-Account                            Class IB of Putnam VT Equity Income Fund of Putnam Variable
                                                                Trust
 Putnam VT Diversified Income Fund Sub-Account (Closed to new   Class IA of Putnam VT Diversified Income Fund of Putnam
 and subsequent premium payments and transfers of Account       Variable Trust
 Value)
 Putnam VT The George Putnam Fund of Boston Sub-Account         Class IA of Putnam VT The George Putnam Fund of Boston of
 (Closed to new and subsequent premium payments and transfers   Putnam Variable Trust
 of Account Value)
 Putnam VT Global Asset Allocation Fund Sub-Account (Closed     Class IA of Putnam VT Global Asset Allocation Fund of Putnam
 to new and subsequent premium payments and transfers of        Variable Trust
 Account Value)

*Hartford MidCap HLS Fund Sub-Account is closed to all premium payments and transfers of Account Value for all policies with a policy effective date of November 1, 2003 and after. Your policy effective date is shown on page 3 of your policy. The Fund will remain available for investment for policies with a policy effective date of October 31, 2003 and before.


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 Putnam VT Global Equity Sub-Account                            Class IA of Putnam VT Global Equity Fund of Putnam Variable
                                                                Trust
 Putnam VT Growth and Income Sub-Account                        Class IA of Putnam VT Growth and Income Fund of Putnam
                                                                Variable Trust
 Putnam VT Health Sciences Fund Sub-Account (Closed to new      Class IA of Putnam VT Health Sciences Fund of Putnam
 and subsequent premium payments and transfers of Account       Variable Trust
 Value)
 Putnam VT High Yield Sub-Account                               Class IA of Putnam VT High Yield Fund of Putnam Variable
                                                                Trust
 Putnam VT Income Sub-Account                                   Class IA of Putnam VT Income Fund of Putnam Variable Trust
 Putnam VT International Equity Sub-Account                     Class IA of Putnam VT International Equity Fund of Putnam
                                                                Variable Trust
 Putnam VT International Growth and Income Fund Sub-Account     Class IA of Putnam VT International Growth Fund of Putnam
 (Closed to new and subsequent premium payments and transfers   Variable Trust
 of Account Value)
 Putnam VT International New Opportunities Fund Sub-Account     Class IA of Putnam VT International New Opportunities Fund
 (Closed to new and subsequent premium payments and transfers   of Putnam Variable Trust
 of Account Value)
 Putnam VT Investors Fund Sub-Account (Closed to new and        Class IA of Putnam VT Investors Fund of Putnam Variable
 subsequent premium payments and transfers of Account Value)    Trust
 Putnam VT Money Market Fund Sub-Account (Closed to new and     Class IA of Putnam VT Money Market Fund of Putnam Variable
 subsequent premium payments and transfers of Account Value)    Trust
 Putnam VT New Opportunities Sub-Account                        Class IA of Putnam VT New Opportunities Fund of Putnam
                                                                Variable Trust
 Putnam VT New Value Fund Sub-Account (Closed to new and        Class IA of Putnam VT New Value Fund of Putnam Variable
 subsequent premium payments and transfers of Account Value)    Trust
 Putnam VT OTC & Emerging Growth Fund Sub-Account (Closed to    Class IA of Putnam VT OTC & Emerging Growth Fund of Putnam
 new and subsequent premium payments and transfers of Account   Variable Trust
 Value)
 Putnam VT Utilities Growth and Income Fund Sub-Account         Class IA of Putnam VT Utilities Growth and Income Fund of
 (Closed to new and subsequent premium payments and transfers   Putnam Variable Trust
 of Account Value)
 Putnam VT Vista Fund Sub-Account (Closed to new and            Class IA of Putnam VT Vista Fund of Putnam Variable Trust
 subsequent premium payments and transfers of Account Value)
 Putnam VT Voyager Sub-Account                                  Class IA of Putnam VT Voyager Fund of Putnam Variable Trust
 Fidelity VIP Asset Manager Portfolio Sub-Account (Closed to    Initial Class of Fidelity VIP Asset Manager Portfolio
 new and subsequent premium payments and transfers of Account
 Value)
 Fidelity VIP Equity-Income Portfolio Sub-Account               Initial Class of Fidelity VIP Equity-Income Portfolio
 Fidelity VIP Overseas Portfolio Sub-Account (Closed to new     Initial Class of Fidelity VIP Overseas Portfolio
 and subsequent premium payments and transfers of Account
 Value)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
--------------------------------------------------------------------------------
PROSPECTUS DATED: MAY 3, 2004

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     5
----------------------------------------------------------------------
FEE TABLES                                                        6
----------------------------------------------------------------------
ABOUT US                                                         11
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    11
----------------------------------------------------------------------
  Separate Account VL II                                         11
----------------------------------------------------------------------
  The Funds                                                      11
----------------------------------------------------------------------
  The Fixed Account                                              15
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           15
----------------------------------------------------------------------
YOUR POLICY                                                      17
----------------------------------------------------------------------
PREMIUMS                                                         20
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 21
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              22
----------------------------------------------------------------------
LOANS                                                            23
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          23
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       25
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                29
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        30
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              31
----------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

x  LEVEL OPTION: The death benefit equals the current Face Amount.

x RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

x RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium. The Death Benefit Guarantee is not available in the states of Maryland or New Jersey.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 41 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your policy, you may cancel it without paying a sales charge. A longer period is provided in some states.

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

RISKS OF YOUR POLICY
INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and are subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances (usually if you prefund future benefits in seven years or less), your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age
59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

TRANSACTION FEES


         CHARGE              WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
Front-end Sales Load        When you pay premium.       6% of each premium payment in all
                                                        policy years.
Tax Charge on Premium       When you pay premium.       A percent of premium which varies
Payments                                                by your state and municipality of
                                                        residence. The range of tax charge
                                                        is generally between 0% and 4%.
                                                        This rate will change if your state
                                                        or municipality changes its premium
                                                        tax charges. It may change if you
                                                        change your state or municipality
                                                        of residence.
Surrender Charge (1)        When you surrender your     Minimum Charge
                            policy during the first     $0.70 per $1,000 of the initial
                            nine policy years.          Face Amount in the first year for
                            When you make certain       two 20-year-old female non-smokers.
                            Face Amount decreases       Maximum Charge
                            during the first nine       $37.39 per $1,000 of the initial
                            policy years.               Face Amount in the first year for
                            When you take certain       two 85-year-old male smokers.
                            withdrawals during the      Charge for a representative insured
                            first nine policy years.    $7.14 per $1,000 of the initial
                                                        Face Amount in the first year for a
                                                        65-year-old male preferred
                                                        non-smoker and a 65-year-old female
                                                        preferred non-smoker.
Face Amount                 Each month for 12 months    $1 per $1,000 of unscheduled
Increase Fee (2)            beginning on the            increase in the Face Amount
                            effective date of any       (deducted on a monthly basis at a
                            unscheduled increase in     rate of 1/12 of $1 per month per
                            Face Amount you request.    $1,000 of unscheduled increase in
                                                        the Face Amount).
Transfer Fees               When you make a transfer    $25 per transfer.*
                            after the first transfer
                            in any month.
Withdrawal Charge           When you take a             $10 per withdrawal.
                            withdrawal.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(2) This fee will not be less than $500 or more than $3,000.

*   Not currently being deducted.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Cost of Insurance       Monthly.                  Minimum Charge
Charges (1)                                       $0.06 per $1,000 of the net
                                                  amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Mortality and Expense   Monthly.                  Minimum Charge
Risk Charge (which is                             (a) 0.75% per year of the
the sum of both                                   Sub-Account accumulated value in
(a) and (b)) (1)                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus
                                                  (b) $5.76 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                      monthly basis at a rate of
                                                      $0.48 per month) during the
                                                      first year two 20-year old
                                                      female non-smokers.
                                                  Maximum Charge
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus
                                                  (b) $209.28 per $1,000 of
                                                  initial Face Amount (deducted on
                                                  a monthly basis at a rate of
                                                      $17.44 per month) during the
                                                      first year for two 85-year
                                                      old male smokers.
                                                  Charge for a representative
                                                  insured
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus.
                                                  (b) $81.84 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                      monthly basis at a rate of
                                                      $6.82 per month) during the
                                                      first year for a 65-year-old
                                                      male preferred non-smoker
                                                      and a 65-year old female
                                                      preferred non-smoker.
Administrative          Monthly.                         $30.00 per month.
Charge (3)
Loan Interest Rate      Monthly if you have       5.5%
(4)                     taken a loan on your
                        policy
    RIDER CHARGES       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Last Survivor Yearly    Monthly.                  Minimum Charge
Renewable Term                                    $0.06 per $1,000 of the net
Insurance Rider (1)                               amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Estate Protection       Monthly.                  Minimum Charge
Rider (1)                                         $3.12 per $1000 of Face Amount
                                                  for two 20-year-old female
                                                  preferred non-smokers in the
                                                  first year.
                                                  Maximum Charge
                                                  $15.48 per $1000 of Face Amount
                                                  for two 85-year-old male smokers
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $3.64 per $1000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker and a 65-year-old
                                                  female preferred non-smoker in
                                                  the first year.
Single Life Yearly      Monthly.                  Minimum Charge
Renewable Term Life                               $0.27 per $1,000 of Face Amount
Insurance Rider (1)                               for a 20-year-old female
                                                  preferred non-smoker in the
                                                  first year.
                                                  Maximum Charge
                                                  $86.13 per $1,000 of Face Amount
                                                  for an 85-year-old male smoker
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $6.03 per $1,000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker in the first year.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(3) The maximum Administrative Charge is $30.00 per month in Years 1 through 5, and $10.00 per month in Years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all Years.

(4) During policy years 1 - 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Fund Operating Expenses                                  0.44%      2.21%
---------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                                      TOTAL ANNUAL
                                                                                     FUND OPERATING
                                                             12B-1                  EXPENSES (BEFORE                      TOTAL
                                                          DISTRIBUTION              CONTRACTUAL FEE     CONTRACTUAL      ANNUAL
                                                             AND/OR                    WAIVERS OR       FEE WAIVERS       FUND
                                             MANAGEMENT    SERVICING      OTHER         EXPENSE          OR EXPENSE     OPERATING
                                                FEES          FEES       EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund --
  Class 2                                      0.40%          0.25%        0.02%          0.67%           N/A             0.67%
------------------------------------------------------
American Funds Blue Chip Income and Growth
  Fund -- Class 2 (1)                          0.50%          0.25%        0.01%          0.76%           N/A             0.76%
------------------------------------------------------
American Funds Bond Fund -- Class 2            0.45%          0.25%        0.02%          0.72%           N/A             0.72%
------------------------------------------------------
American Funds Global Growth Fund --
  Class 2                                      0.66%          0.25%        0.04%          0.95%           N/A             0.95%
------------------------------------------------------
American Funds Global Small Capitalization
  Fund -- Class 2                              0.80%          0.25%        0.03%          1.08%           N/A             1.08%
------------------------------------------------------
American Funds Growth Fund -- Class 2          0.37%          0.25%        0.02%          0.64%           N/A             0.64%
------------------------------------------------------
American Funds Growth-Income Fund --
  Class 2                                      0.33%          0.25%        0.01%          0.59%           N/A             0.59%
------------------------------------------------------
American Funds International Fund --
  Class 2                                      0.57%          0.25%        0.06%          0.88%           N/A             0.88%
------------------------------------------------------
American Funds New World Fund -- Class 2       0.85%          0.25%        0.07%          1.17%           N/A             1.17%
------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     0.73%        N/A            0.34%          1.07%             0.00%         1.07%
------------------------------------------------------
AIM V.I. Premier Equity Fund -- Series I       0.61%        N/A            0.24%          0.85%             0.00%         0.85%
------------------------------------------------------
Fidelity VIP Asset Manager(SM)
  Portfolio (2)                                0.53%          0.00%        0.10%          0.63%           N/A             0.63%
------------------------------------------------------
Fidelity VIP Equity-Income Portfolio (2)       0.48%          0.00%        0.09%          0.57%           N/A             0.57%
------------------------------------------------------
Fidelity VIP Overseas Portfolio (2)            0.73%          0.00%        0.17%          0.90%           N/A             0.90%
------------------------------------------------------
Franklin Small Cap Value Securities
  Fund -- Class 2                              0.57%          0.25%        0.19%          1.01%             0.02%         0.99%
------------------------------------------------------
Mutual Shares Securities Fund --
  Class 2 (3)                                  0.60%          0.25%        0.20%          1.05%           N/A             1.05%
------------------------------------------------------
Hartford Advisers HLS Fund -- Class IA         0.63%        N/A            0.04%          0.67%           N/A             0.67%
------------------------------------------------------
Hartford Bond HLS Fund -- Class IA             0.47%        N/A            0.03%          0.50%           N/A             0.50%
------------------------------------------------------
Hartford Capital Appreciation HLS Fund --
  Class IA                                     0.64%        N/A            0.05%          0.69%           N/A             0.69%
------------------------------------------------------
Hartford Disciplined Equity HLS Fund --
  Class IA                                     0.73%        N/A            0.05%          0.78%           N/A             0.78%
------------------------------------------------------
Hartford Dividend and Growth HLS Fund --
  Class IA                                     0.65%        N/A            0.04%          0.69%           N/A             0.69%
------------------------------------------------------
Hartford Global Advisers HLS Fund --
  Class IA                                     0.77%        N/A            0.07%          0.84%           N/A             0.84%
------------------------------------------------------
Hartford Global Leaders HLS Fund --
  Class IA                                     0.73%        N/A            0.07%          0.80%           N/A             0.80%
------------------------------------------------------
Hartford Global Technology HLS Fund --
  Class IA                                     0.85%        N/A            0.05%          0.90%           N/A             0.90%
------------------------------------------------------
Hartford Growth Opportunities HLS Fund --
  Class IA                                     0.62%        N/A            0.02%          0.64%           N/A             0.64%
------------------------------------------------------
Hartford Index HLS Fund -- Class IA            0.40%        N/A            0.04%          0.44%           N/A             0.44%
------------------------------------------------------
Hartford International Opportunities HLS
  Fund -- Class IA                             0.73%        N/A            0.10%          0.83%           N/A             0.83%
------------------------------------------------------
Hartford International Small Company HLS
  Fund -- Class IA                             0.85%        N/A            0.38%          1.23%           N/A             1.23%
------------------------------------------------------
Hartford MidCap HLS Fund -- Class IA           0.68%        N/A            0.04%          0.72%           N/A             0.72%
------------------------------------------------------
Hartford MidCap Value HLS Fund -- Class IA     0.79%        N/A            0.04%          0.83%           N/A             0.83%
------------------------------------------------------
Hartford Money Market HLS Fund -- Class IA     0.45%        N/A            0.04%          0.49%           N/A             0.49%
------------------------------------------------------
Hartford Mortgage Securities HLS Fund --
  Class IA                                     0.45%        N/A            0.04%          0.49%           N/A             0.49%
------------------------------------------------------
Hartford Small Company HLS Fund --
  Class IA                                     0.72%        N/A            0.04%          0.76%           N/A             0.76%
---------------------------------------------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                                                      TOTAL ANNUAL
                                                                                     FUND OPERATING
                                                             12B-1                  EXPENSES (BEFORE                      TOTAL
                                                          DISTRIBUTION              CONTRACTUAL FEE     CONTRACTUAL      ANNUAL
                                                             AND/OR                    WAIVERS OR       FEE WAIVERS       FUND
                                             MANAGEMENT    SERVICING      OTHER         EXPENSE          OR EXPENSE     OPERATING
                                                FEES          FEES       EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class IA            0.46%        N/A            0.03%          0.49%           N/A             0.49%
------------------------------------------------------
Hartford Value Opportunities HLS Fund --
  Class IA                                     0.68%        N/A            0.03%          0.71%           N/A             0.71%
------------------------------------------------------
MFS-Registered Trademark- New Discovery
  Series -- Initial Class                      0.90%        N/A            0.14%          1.04%           N/A             1.04%
------------------------------------------------------
MFS-Registered Trademark- Total Return
  Series -- Initial Class                      0.75%        N/A            0.09%          0.84%           N/A             0.84%
------------------------------------------------------
Putnam VT Capital Opportunities Fund --
  Class IB (4)                                 0.65%          0.25%        1.31%          2.21%             0.91%         1.30%
------------------------------------------------------
Putnam VT Diversified Income Fund --
  Class IA                                     0.69%        N/A            0.13%          0.82%           N/A             0.82%
------------------------------------------------------
Putnam VT Equity Income Fund --
  Class IB (4)                                 0.65%          0.25%        0.67%          1.57%             0.27%         1.30%
------------------------------------------------------
Putnam VT The George Putnam Fund of
  Boston -- Class IA                           0.63%        N/A            0.10%          0.73%           N/A             0.73%
------------------------------------------------------
Putnam VT Global Asset Allocation Fund --
  Class IA                                     0.70%        N/A            0.25%          0.95%           N/A             0.95%
------------------------------------------------------
Putnam VT Global Equity Fund -- Class IA       0.77%        N/A            0.15%          0.92%           N/A             0.92%
------------------------------------------------------
Putnam VT Growth and Income Fund --
  Class IA                                     0.48%        N/A            0.05%          0.53%           N/A             0.53%
------------------------------------------------------
Putnam VT Health Sciences Fund -- Class IA     0.70%        N/A            0.14%          0.84%           N/A             0.84%
------------------------------------------------------
Putnam VT High Yield Fund -- Class IA          0.67%        N/A            0.11%          0.78%           N/A             0.78%
------------------------------------------------------
Putnam VT Income Fund -- Class IA              0.59%        N/A            0.09%          0.68%           N/A             0.68%
------------------------------------------------------
Putnam VT International Equity Fund --
  Class IA                                     0.76%        N/A            0.18%          0.94%           N/A             0.94%
------------------------------------------------------
Putnam VT International Growth and Income
  Fund -- Class IA                             0.80%        N/A            0.22%          1.02%           N/A             1.02%
------------------------------------------------------
Putnam VT International New Opportunities
  Fund -- Class IA                             1.00%        N/A            0.26%          1.26%           N/A             1.26%
------------------------------------------------------
Putnam VT Investors Fund -- Class IA           0.65%        N/A            0.10%          0.75%           N/A             0.75%
------------------------------------------------------
Putnam VT Money Market Fund -- Class IA        0.42%        N/A            0.07%          0.49%           N/A             0.49%
------------------------------------------------------
Putnam VT New Opportunities Fund --
  Class IA                                     0.59%        N/A            0.08%          0.67%           N/A             0.67%
------------------------------------------------------
Putnam VT New Value Fund -- Class IA           0.70%        N/A            0.09%          0.79%           N/A             0.79%
------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund --
  Class IA                                     0.70%        N/A            0.19%          0.89%           N/A             0.89%
------------------------------------------------------
Putnam VT Utilities Growth and Income
  Fund -- Class IA                             0.70%        N/A            0.13%          0.83%           N/A             0.83%
------------------------------------------------------
Putnam VT Vista Fund -- Class IA               0.65%        N/A            0.11%          0.76%           N/A             0.76%
------------------------------------------------------
Putnam VT Voyager Fund -- Class IA             0.55%        N/A            0.07%          0.62%           N/A             0.62%
---------------------------------------------------------------------------------------------------------------------------------

(1) Capital Research and Management Company voluntarily reduced fees for investment advisory services. With this fee waiver, the Total Annual Fund Operating Expense for this Fund would be 0.74%.

(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the "Total Annual Fund Operating Expenses" for the fund would be: 0.62% for Fidelity VIP Asset Manager Portfolio; 0.65% for Fidelity VIP Contrafund-Registered Trademark- Portfolio; 0.56% for Fidelity VIP Equity-Income Portfolio; 0.86% for Fidelity VIP Overseas Portfolio. These offsets may be discontinued at any time.

(3) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(4) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2004.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

ABOUT US

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------
 A.M. Best and
 Company, Inc.                           7/17/03       A+    Financial strength
------------------------------------
 Standard & Poor's                      12/01/03      AA-    Financial security characteristics
------------------------------------
 Fitch                                   1/09/04      AA     Claims paying ability
------------------------------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL II

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL II. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $2 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by Hartford Investment Management Company.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DISCIPLINED EQUITY HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD GLOBAL ADVISERS HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks maximum long-term total rate of return. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by Hartford Investment Management Company.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND* -- Seeks long-term growth of capital. Sub-advised by Wellington Management.

HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by Hartford Investment Management Company.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by Hartford Investment Management Company.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT DIVERSIFIED INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund pursues its goal by investing in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may

*Hartford MidCap HLS Fund Sub-Account is closed to all premium payments and transfers of Account Value for all policies with a policy effective date of November 1, 2003 and after. Your policy effective date is shown on page 3 of your policy. The Fund will remain available for investment for policies with a policy effective date of October 31, 2003 and before.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------
also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer potential for current income.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund pursues its goal by investing mainly in a combination of bonds and U.S. value stocks with a greater focus on value stocks.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks a high level of long-term total return consistent with preservation of capital. The fund pursues its goal by investing in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers.

PUTNAM VT GLOBAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

PUTNAM VT HEALTH SCIENCES FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks. Under normal circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund's net assets in equity investments.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital growth. Current income is a secondary objective. The fund pursues its goal by investing mainly in common stocks of companies outside the United States, with a focus on value stocks that offer the potential for income.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States, with a focus on growth stocks.

PUTNAM VT INVESTORS FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term growth of capital and any increased income that results from this growth. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT MONEY MARKET FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund pursues its goal by investing mainly in instruments that are high quality and have short-term maturity.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT NEW VALUE FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks.

PUTNAM VT OTC & EMERGING GROWTH FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks traded in the over-the-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in a combination of U.S. stocks and bonds of companies in the utilities industries that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80%

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
of its net assets in equity and debt investments of companies in the utilities industries.

PUTNAM VT VISTA FUND (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(SM) Index.

FIDELITY VIP OVERSEAS PORTFOLIO (Closed to new and subsequent premium payments and transfers of Account Value) -- Seeks long-term growth of capital.

INVESTMENT ADVISERS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers three classes of fund shares: Class 1 shares, Class 2 shares and Class 3 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. The MFS Variable Insurance Trust-SM- is a professionally managed open-end management investment company. The MFS Variable Insurance Trust-SM- is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust-SM-. MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan
Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Funds.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
--------------------------------------------------------------------------------
one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

The Fixed Account may not be available in all states.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a sales load from each premium you pay. The maximum sales load under the policy is 6% of premium. The current sales load is 4% of premium.

PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- any Face Amount increase fee;

- any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

- the cost of insurance rate per $1,000, multiplied by

- the amount at risk, divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
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16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a) equals:

- the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

- the monthly mortality and expense risk rate per $1,000; multiplied by

- the initial Face Amount; divided by

- $1,000.

During the first 10 years, the current and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During policy years 11-20 the maximum is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/2 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After the 20th policy year the current and maximum charge is 0.00% per month.

During the first 10 years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. In Maryland and New Jersey this charge is individualized based on issue ages and initial Face Amount and is provided in the policy. Thereafter, there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy-Optional Supplemental Benefits."

SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

- you surrender your policy;

- you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. In Maryland and New Jersey the Death Benefit Guarantee amount is not taken into account in the determination of the Surrender Charge. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying that percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. In Maryland and New Jersey the sales Surrender Charge is based on the initial Face Amount. The underwriting surrender charge equals $1 per $1000 of initial face amount, but is at least $500 and no more than $3000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
--------------------------------------------------------------------------------

The percentage by policy years is as follows:

POLICY YEAR       RATE
----------------------------
 1                70%
----------------------------
 2                70%
----------------------------
 3                70%
----------------------------
 4                60%
----------------------------
 5                50%
----------------------------
 6                40%
----------------------------
 7                30%
----------------------------
 8                20%
----------------------------
 9                10%
----------------------------
 10 and after      0%
----------------------------

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may transfer Account Value once a month without a charge. Although we do not currently do so, we may charge up to $25 for each transfer in excess of one per calendar month. We reserve the right to limit the size of transfers, remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your policy during each policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain Funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
--------------------------------------------------------------------------------
be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce or certain changes in the federal tax laws. There is no charge for this rider.

- ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date:

- the death benefit will be reduced to the Account Value;

- the Account Value, if any, will continue to fluctuate with investment performance

- any loans will continue to accrue interest and become part of Indebtedness

- no future Monthly Deduction Amounts will be deducted

- no further premium payments will be accepted.
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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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All additional benefits provided by rider will deem to have terminated at the scheduled maturity date.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market Sub-Account on the later of the policy date or the date we receive your premium payment.

We will then allocate the Account Value in the Hartford Money Market Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in your policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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DEATH BENEFITS AND POLICY VALUES

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e. with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.
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22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code.
The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                    A          B
-----------------------------------------
 Face Amount                     $100,000   $100,000
----------------------------------------
 Account Value                     46,500     34,000
----------------------------------------
 Specified Percentage                250%       250%
----------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

- the percentage described below.

The percentage will be determined by:

- subtracting the new Face Amount from the lowest previous Face Amount; and

- dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
--------------------------------------------------------------------------------

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender,or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
--------------------------------------------------------------------------------
time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

LOANS
--------------------------------------------------------------------------------

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                           INTEREST RATE
                          PORTION OF          CHARGED
 DURING POLICY YEARS     INDEBTEDNESS    EQUALS 3.5% PLUS:
---------------------------------------
        1-10                 All                2%
---------------------------------
    11 and later          Preferred             0%
                        Non-Preferred           1%
----------------------------------------------------------

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

During the first policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the second policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness less 1/2 of the surrender charge for the second policy year is not sufficient to cover the Monthly Deduction Amount.

During the third policy year and thereafter, the policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last know address, and to any assignee of record.
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24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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GRACE PERIOD -- We will keep your policy in force for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available as long as:

- the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In Massachusetts, the maximum length of the Death Benefit Guarantee Period is five (5) years. The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

- all riders will terminate;

- the Death Benefit Option becomes Level;

- the Face Amount will be reduced to the Death Benefit Guarantee Amount; and

- any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Date. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death Benefit Guarantee Premium in subsequent months.

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

- You submit to us satisfactory evidence of insurability;

- any policy Indebtedness is repaid or carried over to the reinstated policy;
  and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

The Account Value on the reinstatement date will reflect:

- the Cash Value at the time of termination; plus

- Net Premiums derived from premiums paid at the time of reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus

- the Surrender Charge at the time of reinstatement.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or write to us at:

Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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FEDERAL TAX CONSIDERATIONS

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE
SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not
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26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE
SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes. If the policy owner is considered to be the owner of the assets for tax purposes, the policy owner will be subject to income tax on annual increases in cash value.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control. However, in July 2003, the Internal Revenue Service issued two revenue rulings addressed to investor control. Revenue Ruling 2003-91 generally follows earlier rulings that say that the policy owner should not have the ability to select and control investments. Revenue Ruling 2003-92 concerns specific separate account investments that could cause the policy owner to be treated as the owner of these investments.

Despite the release of these rulings, there continues to be some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA")
repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of
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28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2004, the maximum estate tax rate is 48% and the unified credit exemption amount is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In September 2003 the IRS issued final regulations relating to the taxation of split-dollar insurance arrangements. The regulations generally apply to arrangements entered into (or "materially modified") after September 17, 2003. The final regulations define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where (1) one party pays any portion of the premiums and at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and either (i) the employee (or service provider) has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such service provider or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and either (i) the shareholder has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

The final regulations also have rules that generally designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner," and these taxable economic benefits are defined very broadly. Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. The final regulations also require that the parties fully and consistently account for all amounts under either regime, and provide for comparable or collateral rules for donor/ donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity, is or may become involved in various kinds of legal actions, some of which assert claims for substantial amounts. These actions may include, among others, putative state and federal class actions seeking certification of a state or national class. Hartford Life also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Hartford Life's management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition of Hartford Life. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in particular quarterly or annual periods.

In the third quarter of 2003, Hartford Life and its affiliate International Corporate Marketing Group, LLC ("ICMG") settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The dispute was the subject of litigation in the United States District Court for the Eastern District of Missouri, in which Bancorp obtained in 2002 a judgment exceeding $134 million against Hartford Life and ICMG after a jury trial on the trade secret and breach of contract claims, and Hartford Life and ICMG obtained summary judgment on the patent infringement claim. Based on the advice of legal counsel following entry of the judgment, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves. Both components of the judgment were appealed.

Under the terms of the settlement, Hartford Life and ICMG will pay a minimum of $70 million and a maximum of $80 million, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The appeal from the trade secret and breach of contract judgment will be dismissed. The settlement resulted in the recording of a $9 million after-tax benefit in the third quarter of 2003, to reflect Hartford Life's portion of the settlement.


On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between Hartford Life and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.


INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur
Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.
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30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life and Annuity Insurance Company, sometimes referred to as "Hartford."

YOU, YOUR: the owner of the policy.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-07273

                                    PART B

                   STAG VARIABLE LIFE LAST SURVIVOR II (SERIES I)
                              SEPARATE ACCOUNT VL II
                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                FILE NO. 333-67373



         SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE STATEMENT OF ADDITIONAL
            INFORMATION DATED MAY 3, 2004 AS REVISED NOVEMBER 19, 2004

SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR STATEMENT OF ADDITIONAL INFORMATION

In order to correct an administrative error, the following changes are made to the Statement of Additional Information:

The reference to "45%" as the maximum sales commission payable in the first sentence of the third paragraph of the Section entitled "Distribution of the Polices" in the Statement of Additional Information is hereby corrected to read "120%".

   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE STATEMENT OF ADDITIONAL
                 INFORMATION FOR FUTURE REFERENCE.

HV-5112

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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STATEMENT OF ADDITIONAL INFORMATION
STAG VARIABLE LIFE LAST SURVIVOR II SERIES I
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: MAY 3, 2004
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 3, 2004 AS REVISED
NOVEMBER 19, 2004
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2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
 GENERAL INFORMATION AND HISTORY                                           3
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 SERVICES                                                                  3
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 EXPERTS                                                                   3
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 DISTRIBUTION OF THE POLICIES                                              3
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 ADDITIONAL INFORMATION ABOUT CHARGES                                      4
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 PERFORMANCE DATA                                                          5
 -----------------------------------------------------------------------------
 FINANCIAL STATEMENTS                                                    SA-1
 -----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------


The statutory basis balance sheets of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 26, 2004 and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL II (the "Account") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 25, 2004, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



The statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory basis financial statements of Hartford Life and Annuity Insurance Company which states that the statutory basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States of America.



We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report included herein.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, and 5% of any excess. In Policy Years 2 through 10, such sales commission will not exceed 5.5% of premiums paid. Thereafter, agent commissions will not exceed 2% of premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's second Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2003 = $14,148,576.06; 2002 = $22,624,773; and
2001: $26,296,771.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------

SALES LOAD -- The maximum sales load under the policy is 6% of premium in order to cover expenses related to the sale and distribution of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

                                    PART A

                     HARTFORD SELECT LEADERS LAST SURVIVOR
                             SEPARATE ACCOUNT VL II
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-67373

     SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

             SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR PROSPECTUS

The following changes have been made to the Registration Statement:


On page 8 of Your Prospectus, the table entitled, "Charges Other Than Fund Operating Expenses" is renamed. The new title will read:



    "Periodic Charges Other Than Fund Operating Expenses."



The table entitled, "Annual Fund Operating Expenses" that describes the fees and charges specific to each underlying Sub-Account is hereby deleted. Please see the Underlying Fund Prospectus for all fees and charges for the applicable Sub-Account.


The following disclosure is added on page 20 of Your Prospectus at the end of the section entitled, "Accumulation Unit Values":

    Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

On page 23 of Your Prospectus, the first four paragraphs are deleted from the section entitled, "Lapse and Reinstatement" and replaced by the following:

    POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

    - The Account Value is not sufficient to cover the Monthly Deduction Amount; or

    - The Indebtedness exceeds the Cash Value.

    If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

    That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

On page 24 of Your Prospectus, the last paragraph of the section entitled, "Reinstatement" is deleted and replaced with the following:

    If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period.

    If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

    - The Surrender Charge at the time of reinstatement.


    The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.


    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4943

HARTFORD SELECT LEADERS LAST SURVIVOR
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: (800) 231-5453                                                    [The Hartford LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Hartford Select Leaders Last Survivor variable universal life insurance policy. Please read it carefully.

Hartford Select Leaders Last Survivor is a contract between you and Hartford Life and Annuity Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

x Last survivor, because we pay a death benefit after the death of the last surviving insured.

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 Money Market Sub-Account                                       Class Y shares of Money Market Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Flexible Income Sub-Account                                    Class Y shares of Flexible Income Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Balanced Growth Sub-Account                                    Class Y shares of Balanced Growth Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Utilities Sub-Account                                          Class Y shares of Utilities Portfolio of the Morgan Stanley
                                                                Select Dimensions Investment Series
 Dividend Growth Sub-Account                                    Class Y shares of Dividend Growth Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Value-Added Market Sub-Account                                 Class Y shares of Value-Added Market Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Growth Sub-Account                                             Class Y shares of Growth Portfolio of the Morgan Stanley
                                                                Select Dimensions Investment Series
 American Opportunities Sub-Account                             Class Y shares of American Opportunities Portfolio of the
                                                                Morgan Stanley Select Dimensions Investment Series
 Capital Opportunities Sub-Account                              Class Y shares of Capital Opportunities Portfolio of the
                                                                Morgan Stanley Select Dimensions Investment Series
 Global Equity Sub-Account                                      Class Y shares of Global Equity Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 Developing Growth Sub-Account                                  Class Y shares of Developing Growth Portfolio of the Morgan
                                                                Stanley Select Dimensions Investment Series
 High Yield Sub-Account                                         Shares of High Yield Portfolio of The Universal
                                                                Institutional Funds, Inc.
 U.S. Mid Cap Value Sub-Account                                 Shares of U.S. Mid Cap Value Portfolio of The Universal
                                                                Institutional Funds, Inc.


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 Emerging Markets Debt Sub-Account                              Shares of Emerging Markets Debt Portfolio of The Universal
                                                                Institutional Funds, Inc.
 Emerging Markets Equity Sub-Account                            Shares of Emerging Markets Equity Portfolio of The Universal
                                                                Institutional Funds, Inc.
 Core Plus Fixed Income Sub-Account                             Shares of Fixed Income Portfolio of The Universal
                                                                Institutional Funds, Inc.
 Technology Sub-Account                                         Shares of Technology Portfolio of The Universal
                                                                Institutional Funds, Inc.
 Enterprise Sub-Account                                         Class II shares of Enterprise Portfolio of the Van Kampen
                                                                Life Investment Trust
 Growth and Income Sub-Account                                  Class II shares of Growth and Income Portfolio of the Van
                                                                Kampen Life Investment Trust
 American Funds Global Growth Fund Sub-Account                  Class 2 shares of the Global Growth Fund of American Funds
                                                                Insurance Series ("American Funds Global Growth Fund")
 American Funds Global Small Capitalization Fund Sub-Account    Class 2 shares of the Global Small Capitalization Fund of
                                                                American Funds Insurance Series ("American Funds Global
                                                                Small Capitalization Fund")
 American Funds Growth Fund Sub-Account                         Class 2 shares of the Growth Fund of American Funds
                                                                Insurance Series ("American Funds Growth Fund")
 American Funds Growth-Income Fund Sub-Account                  Class 2 shares of the Growth-Income Fund of American Funds
                                                                Insurance Series ("American Funds Growth-Income Fund")
 American Funds International Fund Sub-Account                  Class 2 shares of the International Fund of American Funds
                                                                Insurance Series ("American Funds International Fund")
 MFS Capital Opportunities Series Sub-Account                   Initial Class shares of MFS-Registered Trademark- Capital
                                                                Opportunities Series of the MFS-Registered Trademark-
                                                                Variable Insurance Trust-SM-
 MFS Emerging Growth Series Sub-Account                         Initial Class shares of MFS-Registered Trademark- Emerging
                                                                Growth Series of the MFS-Registered Trademark- Variable
                                                                Insurance Trust-SM-
 MFS Investors Growth Stock Series Sub-Account                  Initial Class shares of MFS-Registered Trademark- Investors
                                                                Growth Stock Series of the MFS-Registered Trademark-
                                                                Variable Insurance Trust-SM-
 MFS Investors Trust Series Sub-Account                         Initial Class shares of MFS-Registered Trademark- Investors
                                                                Trust Series of the MFS-Registered Trademark- Variable
                                                                Insurance Trust-SM-
 MFS Total Return Series Sub-Account                            Initial Class shares of MFS-Registered Trademark- Total
                                                                Return Series of the MFS-Registered Trademark- Variable
                                                                Insurance Trust-SM-
 Franklin Small Cap Fund Sub-Account                            Class 2 shares of the Franklin Small Cap Fund of the
                                                                Franklin Templeton Variable Insurance Products Trust
                                                                ("Franklin Small Cap Fund")
 Franklin Strategic Income Securities Fund Sub-Account          Class 1 shares of the Franklin Strategic Income Securities
                                                                Fund of the Franklin Templeton Variable Insurance Products
                                                                Trust ("Franklin Strategic Income Securities Fund")


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 Mutual Shares Securities Fund Sub-Account                      Class 2 shares of Mutual Shares Securities Fund of the
                                                                Franklin Templeton Variable Insurance Products Trust
                                                                ("Mutual Shares Securities Fund")
 Templeton Developing Markets Securities Fund Sub-Account       Class 1 shares of Templeton Developing Markets Securities
                                                                Fund of the Franklin Templeton Variable Insurance Products
                                                                Trust ("Templeton Developing Markets Securities Fund")
 Templeton Growth Securities Fund Sub-Account                   Class 2 shares of the Templeton Growth Securities Fund of
                                                                the Franklin Templeton Variable Insurance Products Trust
                                                                ("Templeton Growth Securities Fund")

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
--------------------------------------------------------------------------------
PROSPECTUS DATED: MAY 3, 2004

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     5
----------------------------------------------------------------------
FEE TABLES                                                        7
----------------------------------------------------------------------
ABOUT US                                                         12
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    12
----------------------------------------------------------------------
  Separate Account VL II                                         12
----------------------------------------------------------------------
  The Portfolios                                                 12
----------------------------------------------------------------------
  The Fixed Account                                              14
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           15
----------------------------------------------------------------------
YOUR POLICY                                                      16
----------------------------------------------------------------------
PREMIUMS                                                         19
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 21
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              22
----------------------------------------------------------------------
LOANS                                                            22
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          23
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       24
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                28
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        30
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              31
----------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

x  LEVEL OPTION: The death benefit equals the current Face Amount.

x RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

x RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium. The Death Benefit Guarantee is not available in the states of Maryland or New Jersey.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 34 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your policy, you may cancel it without paying a sales charge. A longer period is provided in some states.

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and are subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances (usually if you prefund future benefits in seven years or less), your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age
59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

TRANSACTION FEES


       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Front-end Sales Load    When you pay premium.     6% of each premium payment in
                                                  all policy years.
Tax Charge on Premium   When you pay premium.     A percent of premium which
Payments                                          varies by your state and
                                                  municipality of residence. The
                                                  range of tax charge is generally
                                                  between 0% and 4%.
                                                  This rate will change if your
                                                  state or municipality changes
                                                  its premium tax charges. It may
                                                  change if you change your state
                                                  or municipality of residence.
Surrender Charge (1)    When you surrender your   Minimum Charge
                        policy during the first   $0.70 per $1,000 of the initial
                        nine policy years.        Face Amount in the first year
                        When you make certain     for two 20-year-old female
                        Face Amount decreases     non-smokers.
                        during the first nine     Maximum Charge
                        policy years.             $37.39 per $1,000 of the initial
                        When you take certain     Face Amount in the first year
                        withdrawals during the    for two 85-year-old male
                        first nine                smokers.
                        policy years.             Charge for a representative
                                                  insured
                                                  $7.14 per $1,000 of the initial
                                                  Face Amount in the first year
                                                  for a 65-year-old male preferred
                                                  non-smoker and a 65-year-old
                                                  female preferred non-smoker.
Face Amount             Each month for 12         $1 per $1,000 of unscheduled
Increase Fee (2)        months beginning on the   increase in the Face Amount
                        effective date of any     (deducted on a monthly basis at
                        unscheduled increase in   a rate of 1/12 of $1 per month
                        Face Amount you           per $1,000 of unscheduled
                        request.                  increase in the Face Amount)
Transfer Fees           When you make a           $25 per transfer.*
                        transfer after the
                        first transfer in any
                        month.
Withdrawal Charge       When you take a           $10 per withdrawal.
                        withdrawal.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(2) This fee will not be less than $500 or more than $3,000.

*   Not currently being deducted.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Cost of Insurance       Monthly.                  Minimum Charge
Charges (1)                                       $0.06 per $1,000 of the net
                                                  amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Mortality and Expense   Monthly.                  Minimum Charge
Risk Charge (which is                             (a) 0.75% per year of the
the sum of both                                   Sub-Account accumulated value in
(a) and (b)) (1)                                  the first year (deducted on a
                                                  monthly basis at a rate of 1/12
                                                  of 0.75%); plus
                                                  (b) $5.76 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                  monthly basis at a rate of $0.48
                                                  per month) during the first year
                                                  for two 20-year old female
                                                  non-smokers.
                                                  Maximum Charge
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                  monthly basis at a rate of 1/12
                                                  of 0.75%); plus
                                                  (b) $209.28 per $1,000 of
                                                  initial Face Amount (deducted on
                                                  a monthly basis at a rate of
                                                  $17.44 per month) during the
                                                  first year for two 85-year old
                                                  male smokers.
                                                  Charge for a representative
                                                  insured
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                  monthly basis at a rate of 1/12
                                                  of 0.75%); plus.
                                                  (b) $81.84 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                  monthly basis at a rate of $6.82
                                                  per month) during the first year
                                                  for a 65-year-old male preferred
                                                  non-smoker and a 65-year old
                                                  female preferred non-smoker.
Administrative          Monthly.                  $30.00 per month.
Charge (3)
Loan Interest           Monthly if you have       5.5%
Rate (4)                taken a loan on your
                        policy

(3) The maximum Administrative Charge is $30.00 per month in Years 1 through 5, and $10.00 per month in Years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all Years.

(4) During policy years 1 -- 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

    RIDER CHARGES       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Last Survivor Yearly    Monthly.                  Minimum Charge
Renewable Term                                    $0.06 per $1,000 of the net
Insurance Rider (1)                               amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Estate Protection       Monthly.                  Minimum Charge
Rider (1)                                         $3.12 per $1000 of Face Amount
                                                  for two 20-year-old female
                                                  preferred non-smokers in the
                                                  first year.
                                                  Maximum Charge
                                                  $15.48 per $1000 of Face Amount
                                                  for two 85-year-old male smokers
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $3.64 per $1000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker and a 65-year-old
                                                  female preferred non-smoker in
                                                  the first year.
Single Life Yearly      Monthly.                  Minimum Charge
Renewable Term Life                               $0.27 per $1,000 of Face Amount
Insurance Rider (1)                               for a 20-year-old female
                                                  preferred non-smoker in the
                                                  first year.
                                                  Maximum Charge
                                                  $86.13 per $1,000 of Face Amount
                                                  for an 85-year-old male smoker
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $6.03 per $1,000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker in the first year.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
 Total Fund Operating Expenses                                 0.59%      1.87%
---------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                                      TOTAL ANNUAL
                                                                                     FUND OPERATING
                                                             12B-1                  EXPENSES (BEFORE                      TOTAL
                                                          DISTRIBUTION              CONTRACTUAL FEE     CONTRACTUAL      ANNUAL
                                                             AND/OR                    WAIVERS OR       FEE WAIVERS       FUND
                                             MANAGEMENT    SERVICING      OTHER         EXPENSE          OR EXPENSE     OPERATING
                                                FEES          FEES       EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
  SERIES:
Money Market Portfolio -- Class Y              0.50%          0.25%        0.04%          0.79%              N/A          0.79%
---------------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio -- Class Y           0.40%          0.25%        0.17%          0.82%              N/A          0.82%
---------------------------------------------------------------------------------------------------------------------------------
Balanced Growth Portfolio -- Class Y           0.60%          0.25%        0.08%          0.93%              N/A          0.93%
---------------------------------------------------------------------------------------------------------------------------------
Utilities Portfolio -- Class Y                 0.65%          0.25%        0.06%          0.96%              N/A          0.96%
---------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Portfolio -- Class Y           0.62%          0.25%        0.04%          0.91%              N/A          0.91%
---------------------------------------------------------------------------------------------------------------------------------
Value-Added Market Portfolio -- Class Y        0.50%          0.25%        0.05%          0.80%              N/A          0.80%
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio -- Class Y                    0.80%          0.25%        0.13%          1.18%              N/A          1.18%
---------------------------------------------------------------------------------------------------------------------------------
American Opportunities Portfolio -- Class Y    0.63%          0.25%        0.04%          0.92%              N/A          0.92%
---------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Portfolio -- Class Y     0.75%          0.25%        0.12%          1.12%              N/A          1.12%
---------------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio -- Class Y             1.00%          0.25%        0.08%          1.33%              N/A          1.33%
---------------------------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio -- Class Y         0.50%          0.25%        0.12%          0.87%              N/A          0.87%
---------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
High Yield Portfolio -- Class I (1)            0.50%           N/A         0.52%          1.02%              N/A          1.02%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio -- Class I (1)    0.75%           N/A         0.37%          1.12%              N/A          1.12%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio -- Class I
  (1)                                          0.80%           N/A         0.41%          1.21%              N/A          1.21%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Portfolio -- Class
  I (1)                                        1.25%           N/A         0.62%          1.87%              N/A          1.87%
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio -- Class I
  (1)                                          0.40%           N/A         0.33%          0.73%              N/A          0.73%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio -- Class I (1)            0.80%           N/A         0.53%          1.33%              N/A          1.33%
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST:
Enterprise Portfolio -- Class II (2)(3)        0.50%          0.25%        0.14%          0.89%              N/A          0.89%
---------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio -- Class II (2)    0.60%          0.25%        0.06%          0.91%              N/A          0.91%
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES:
American Funds Global Growth Fund --
  Class 2                                      0.66%          0.25%        0.04%          0.95%              N/A          0.95%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Fund -- Class 2                              0.80%          0.25%        0.03%          1.08%              N/A          1.08%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund -- Class 2          0.37%          0.25%        0.02%          0.64%              N/A          0.64%
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund --
  Class 2                                      0.33%          0.25%        0.01%          0.59%              N/A          0.59%
---------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund --
  Class 2                                      0.57%          0.25%        0.06%          0.88%              N/A          0.88%
---------------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

                                                                                      TOTAL ANNUAL
                                                                                     FUND OPERATING
                                                             12B-1                  EXPENSES (BEFORE                      TOTAL
                                                          DISTRIBUTION              CONTRACTUAL FEE     CONTRACTUAL      ANNUAL
                                                             AND/OR                    WAIVERS OR       FEE WAIVERS       FUND
                                             MANAGEMENT    SERVICING      OTHER         EXPENSE          OR EXPENSE     OPERATING
                                                FEES          FEES       EXPENSES   REIMBURSEMENTS)    REIMBURSEMENTS   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST:
MFS-Registered Trademark- Capital
  Opportunities Series -- Initial
  Class (4)(5)(6)                              0.75%           N/A         0.19%          0.94%             0.04%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Emerging Growth
  Series -- Initial Class (4)                  0.75%           N/A         0.12%          0.87%              N/A          0.87%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Investors Growth
  Stock Series -- Initial Class (4)            0.75%           N/A         0.13%          0.88%              N/A          0.88%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Investors Trust
  Series -- Initial Class (4)                  0.75%           N/A         0.12%          0.87%              N/A          0.87%
---------------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total Return
  Series -- Initial Class (4)                  0.75%           N/A         0.09%          0.84%              N/A          0.84%
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST:
Franklin Small Cap Fund -- Class 2 (7)(8)      0.51%          0.25%        0.29%          1.05%             0.04%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
Franklin Strategic Income Securities
  Fund -- Class 1 (8)                          0.42%           N/A         0.25%          0.67%             0.02%         0.65%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund --
  Class 2 (7)                                  0.60%          0.25%        0.20%          1.05%              N/A          1.05%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
  Fund -- Class 1                              1.25%           N/A         0.30%          1.55%              N/A          1.55%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund --
  Class 2 (7)(9)                               0.81%          0.25%        0.07%          1.13%              N/A          1.13%
---------------------------------------------------------------------------------------------------------------------------------

(1) The Management Fees and Other Expenses have been reduced to reflect a voluntary waiver of a portion or all of the Management Fees and the reimbursement of Other Expenses by the portfolio's adviser. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has agreed to waive a portion of the 12b-1 fees for Class II shares. Including such reductions, expenses would be as follows:

                                                                                                      TOTAL
                                                                            12B-1                    ANNUAL
                                                                         DISTRIBUTION                 FUND
                                                           MANAGEMENT       AND/OR        OTHER     OPERATING
PORTFOLIO                                                     FEES      SERVICING FEES   EXPENSES   EXPENSES
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio -- Class I                              0.28%            N/A         0.52%       0.80%
-------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio -- Class I                      0.68%            N/A         0.37%       1.05%
-------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio -- Class I                   0.80%            N/A         0.41%       1.21%
-------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Portfolio -- Class I                 1.16%            N/A         0.62%       1.78%
-------------------------------------------------------------------------------------------------------------
Equity and Income Portfolio -- Class II                      0.03%           0.05%        0.92%       1.00%
-------------------------------------------------------------------------------------------------------------
Global Franchise Portfolio -- Class II                       0.00%           0.05%        1.15%       1.20%
-------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio -- Class I                  0.37%            N/A         0.33%       0.70%
-------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio -- Class II                   0.00%           0.05%        1.20%       1.25%
-------------------------------------------------------------------------------------------------------------
Technology Portfolio -- Class I                              0.62%            N/A         0.53%       1.15%
-------------------------------------------------------------------------------------------------------------

(2) Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II shares.

(3) The investment adviser, Van Kampen Asset Management, has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective "Total Annual Fund Operating Expenses" to exceed those set forth in the table above. Including the aforementioned reductions, it is estimated that "Management Fees", "Other Expenses" and "Total Annual Fund Operating Expenses" for the Portfolios would be:

                                                                                                      TOTAL
                                                                            12B-1                    ANNUAL
                                                                         DISTRIBUTION                 FUND
                                                           MANAGEMENT       AND/OR        OTHER     OPERATING
                                                              FEES      SERVICING FEES   EXPENSES   EXPENSES
-------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST:
Aggressive Growth Portfolio -- Class II                      0.00%           0.24%        1.02%       1.26%
-------------------------------------------------------------------------------------------------------------
Enterprise Portfolio -- Class II                             0.46%           0.25%        0.14%       0.85%
-------------------------------------------------------------------------------------------------------------
Government Portfolio -- Class II                             0.47%           0.25%        0.13%       0.85%
-------------------------------------------------------------------------------------------------------------

(4) Each series of the MFS Variable Insurance Trust has an offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend dispursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
    Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, net "Total Annual Fund Operating Expenses" would be lower for certain series and would equal: 0.86% for MFS-Registered Trademark- Emerging Growth Series and 0.87% for MFS-Registered Trademark-Investors Growth Stock Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" do not exceed 0.15% annually for each series. This agreement will continue until at least December 31, 2004.

(6) The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under agreement have been paid by the series.

(7) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(8) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board of Trustees and an order of the Securities and Exchange Commission.

(9) The Fund's administration fee is paid indirectly through the management fee.

ABOUT US
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.                           7/17/03       A+    Financial strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                      12/01/03      AA-    Financial security characteristics
------------------------------------------------------------------------------------------------
 Fitch                                   1/09/04      AA     Claims paying ability
------------------------------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL II

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL II. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE PORTFOLIOS

The underlying investments for the Contracts are shares of the portfolios or funds of Morgan Stanley Select Dimensions Investment Series, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trust, American Funds Insurance Series, MFS-Registered Trademark-Variable Insurance Trust-SM-, and Franklin Templeton Variable Insurance Products Trust, all open-ended investment companies. The underlying portfolios or funds corresponding to each Sub-Account and their investment objectives are described below. Hartford reserves the right, subject to compliance with the law, to offer additional portfolios with differing investment objectives. The portfolios may not be available in all states.

We do not guarantee the investment results of any of the underlying portfolios or funds. Since each underlying portfolio has different investment objectives, each is subject to different risks. These risks and the portfolio's expenses are more fully described in the accompanying Funds' prospectuses and the Statements of Additional Information. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

MONEY MARKET PORTFOLIO -- Seeks high current income, preservation of capital and liquidity.

FLEXIBLE INCOME PORTFOLIO -- Seeks, as a primary objective, to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

BALANCED GROWTH PORTFOLIO -- Seeks to provide capital growth with reasonable current income.

UTILITIES PORTFOLIO -- Seeks capital appreciation and current income.

DIVIDEND GROWTH PORTFOLIO -- Seeks to provide reasonable current income and long-term growth of income and capital.

VALUE-ADDED MARKET PORTFOLIO -- Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

GROWTH PORTFOLIO -- Seeks long-term growth of capital.

AMERICAN OPPORTUNITIES PORTFOLIO -- Seeks long-term capital growth consistent with an effort to reduce volatility.

CAPITAL OPPORTUNITIES PORTFOLIO -- Seeks long-term capital growth.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO -- Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

DEVELOPING GROWTH PORTFOLIO -- Seeks long-term capital growth.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

HIGH YIELD PORTFOLIO -- Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities (commonly referred to as "junk bonds").

U.S. MID CAP VALUE PORTFOLIO -- Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

EMERGING MARKETS DEBT PORTFOLIO -- Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

EMERGING MARKETS EQUITY PORTFOLIO -- Seeks long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.

CORE PLUS FIXED INCOME PORTFOLIO -- Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

TECHNOLOGY PORTFOLIO -- Seeks long-term capital appreciation by investing primarily in equity securities of companies that the Investment Adviser expects will benefit from their involvement in technology and technology-related industries.

VAN KAMPEN LIFE INVESTMENT TRUST:

ENTERPRISE PORTFOLIO -- Seeks capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

GROWTH AND INCOME PORTFOLIO -- Seeks long-term growth of capital and income.

AMERICAN FUNDS INSURANCE SERIES:

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $2 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

MFS VARIABLE INSURANCE TRUST:

MFS-REGISTERED TRADEMARK- CAPITAL OPPORTUNITIES SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH SERIES -- Seeks to provide long-term growth of capital.

MFS-REGISTERED TRADEMARK- INVESTORS GROWTH STOCK SERIES -- Seeks to provide long-term growth of capital and future income rather than current income.

MFS-REGISTERED TRADEMARK- INVESTORS TRUST SERIES -- Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

FRANKLIN SMALL CAP FUND -- Seeks long-term capital growth by normally investing 80% of its net assets in investments of small capitalization companies, with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase.

FRANKLIN STRATEGIC INCOME SECURITIES FUND -- Seeks to earn a high level of current income, with capital appreciation over the long term as a secondary goal, by normally investing 65% of its total assets in U.S. and foreign debt securities, including those in emerging markets.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND -- Seeks long-term capital appreciation by normally investing 80% of its net assets in emerging market investments.

TEMPLETON GROWTH SECURITIES FUND -- Seeks long-term capital growth by normally investing at least 80% of its assets in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

THE INVESTMENT ADVISERS -- Morgan Stanley Investment Advisors Inc. ("MS Advisors"), a Delaware Corporation, whose address is 1221 Avenue of the Americas, New York, New York 10020, is the Investment Manager for the Money Market Portfolio, the Flexible Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Opportunities Portfolio, the Capital Opportunities Portfolio, the Global Equity Portfolio, and the Developing Growth Portfolio of the Morgan Stanley Select Dimensions Investment Series (the "Morgan Stanley Portfolios"). MS Advisors was incorporated in July, 1992 and is a wholly-owned subsidiary of Morgan Stanley.

MS Advisors provides administrative services, manages the Morgan Stanley Portfolios' business affairs and manages the investment of the Morgan Stanley Portfolios' assets, including the placing of orders for the purchase and sales of portfolio securities. MS Advisors has retained Morgan Stanley Services
Company Inc., its wholly-owned subsidiary, to perform the aforementioned administrative services for the Morgan Stanley Portfolios. For its services, the Morgan Stanley Portfolios pay MS Advisors a monthly fee. See the accompanying Fund prospectus for a more
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14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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complete description of MS Advisors and the respective fees of the Morgan
Stanley Portfolios.

With regard to the Growth Portfolio, Morgan Stanley Investment Management Inc. ("MS Investment Management"), under a Sub-Advisory Agreement with MS Advisors, provides the Growth Portfolio with investment advice and portfolio management, subject to the overall supervision of MS Advisors. MS Investment Management, like MS Advisors, is a wholly-owned subsidiary of Morgan Stanley. MS Investment Management's address is 1221 Avenue of the Americas, New York, New York 10020.

In addition to acting as the Sub-Adviser for the Growth Portfolio, MS Investment Management, pursuant to an Investment Advisory Agreement with The Universal Institutional Funds, Inc., is the investment adviser for the Emerging Markets Debt Portfolio, Emerging Markets Equity Portfolio, Core Plus Fixed Income Portfolio and Technology Portfolio. As the investment adviser to these Portfolios, MS Investment Management, provides investment advice and portfolio management services.

The Investment Adviser with respect to the Growth and Income Portfolio, and Enterprise Portfolio is Van Kampen Asset Management Inc., a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is an indirect wholly owned subsidiary of Morgan Stanley. Van Kampen Investments Inc. is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios. Van Kampen Investments Inc.'s more than 50 open-end and 30 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide.

American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund and American Funds International Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers three classes of fund shares: Class 1 shares, Class 2 shares and Class 3 shares. This Contract invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

MFS-Registered Trademark- Capital Opportunities Series,
MFS-Registered Trademark- Emerging Growth Series, MFS-Registered Trademark-Investors Growth Stock Series, MFS-Registered Trademark- Investors Trust
Series and MFS-Registered Trademark- Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust(SM). The MFS Variable Insurance Trust(SM) is a professionally managed open-end management investment company. The MFS Variable Insurance Trust(SM) is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark-Variable Insurance Trust(SM). MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.

Franklin Small Cap Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, and Templeton Growth Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. In this Contract, Franklin Small Cap Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund offer Class 2 shares and Franklin Strategic Income Fund and Templeton Developing Markets Securities Fund offer Class I shares. The investment manager of Franklin Small Cap Fund and Franklin Strategic Income Securities Fund is Franklin Advisers, Inc. located at One Franklin Parkway, San Mateo, California 94403. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078. The investment manager of Templeton Growth Securities Fund is Templeton Global Advisers Limited, located at Lyford Cay, Nassau, Bahamas. The investment manager of Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd., located at 2 Exchange Square, Hong Kong.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

The Fixed Account may not be available in all states.
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CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a sales load from each premium you pay. The current sales load is 4% of premium. The maximum sales load under the policy is 6% of premium.

PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- any Face Amount increase fee;

- any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

- the cost of insurance rate per $1,000, multiplied by

- the amount at risk, divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a) equals:

- the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

- the monthly mortality and expense risk rate per $1,000; multiplied by

- the initial Face Amount; divided by

- $1,000.

During the first 10 years, the current and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per
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16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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month. During policy years 11-20, the maximum is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/12 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After the 20th policy year the current and maximum charge is 0.00% per month.

During the first 10 years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. In Maryland and New Jersey this charge is individualized based on issue ages and initial Face Amount and is provided in the policy. Thereafter, there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy-Optional Supplemental Benefits."
SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

- you surrender your policy;

- you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. In Maryland and New Jersey the Death Benefit Guarantee amount is not taken into account in the determination of the Surrender Charge. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying that percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. In Maryland and New Jersey the sales Surrender Charge is based on the initial Face Amount. The underwriting surrender charge equals $1 per $1000 of initial face amount, but is at least $500 and no more than $3000.

The percentage by policy years is as follows:

POLICY YEAR     RATE
--------------------------
 1              70%
--------------------------
 2              70%
--------------------------
 3              70%
--------------------------
 4              60%
--------------------------
 5              50%
--------------------------
 6              40%
--------------------------
 7              30%
--------------------------
 8              20%
--------------------------
 9              10%
--------------------------
 10 and
 after           0%
--------------------------

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;
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- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may transfer Account Value once a month without a charge. Although we do not currently do so, we may charge up to $25 for each transfer in excess of one per calendar month. We reserve the right to limit the size of transfers, remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your policy during each policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Each of these products and plans may have different transfer restrictions or no transfer restrictions at all. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
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18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate
Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce or certain changes in the federal tax laws. There is no charge for this rider.

- ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. The final payment will be for the balance remaining.
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THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date:

- the death benefit will be reduced to the Account Value;

- the Account Value, if any, will continue to fluctuate with investment performance

- any loans will continue to accrue interest and become part of Indebtedness

- no future Monthly Deduction Amounts will be deducted

- no further premium payments will be accepted.

All additional benefits provided by rider will deem to have terminated at the scheduled maturity date.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."
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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market Sub-Account on the later of the policy date or the date we receive your premium payment.

We will then allocate the Account Value in the Hartford Money Market Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in your policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e. with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Account Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

- the percentage described below.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The percentage will be determined by:

- subtracting the new Face Amount from the lowest previous Face Amount; and

- dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
--------------------------------------------------------------------------------

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender,or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

LOANS
--------------------------------------------------------------------------------

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
--------------------------------------------------------------------------------
then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                           INTEREST RATE
                          PORTION OF          CHARGED
 DURING POLICY YEARS     INDEBTEDNESS    EQUALS 3.5% PLUS:
----------------------------------------------------------
        1-10                 All                2%
----------------------------------------------------------
    11 and later          Preferred             0%
                        Non-Preferred           1%
----------------------------------------------------------

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

During the first policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the second policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness less 1/2 of the surrender charge for the second policy year is not sufficient to cover the Monthly Deduction Amount.

During the third policy year and thereafter, the policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last know address, and to any assignee of record.

GRACE PERIOD -- We will keep your policy in force for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available as long as:

- the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In Massachusetts, the maximum length of the Death Benefit Guarantee Period is five (5) years. The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

- all riders will terminate;

- the Death Benefit Option becomes Level;

- the Face Amount will be reduced to the Death Benefit Guarantee Amount; and

- any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Dates. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death
Benefit Guarantee Premium in subsequent months.
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24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

- You submit to us satisfactory evidence of insurability;

- any policy Indebtedness is repaid or carried over to the reinstated policy;
  and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

The Account Value on the reinstatement date will reflect:

- the Cash Value at the time of termination; plus

- Net Premiums derived from premiums paid at the time of reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus

- the Surrender Charge at the time of reinstatement.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional information free of charge, call your representative or write to us at:

Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE
SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
--------------------------------------------------------------------------------
certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.
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26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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OWNERSHIP OF THE ASSETS IN THE
SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes. If the policy owner is considered to be the owner of the assets for tax purposes, the policy owner will be subject to income tax on annual increases in cash value.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control. However, in July 2003, the Internal Revenue Service issued two revenue rulings addressed to investor control. Revenue Ruling 2003-91 generally follows earlier rulings that say that the policy owner should not have the ability to select and control investments. Revenue Ruling 2003-92 concerns specific separate account investments that could cause the policy owner to be treated as the owner of these investments.

Despite the release of these rulings, there continues to be some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2004, the maximum estate tax rate is 48% and the unified credit exemption amount is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In September 2003 the IRS issued final regulations relating to the taxation of split-dollar insurance arrangements. The regulations generally apply to arrangements entered into (or "materially modified") after September 17, 2003. The final regulations define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where (1) one party pays any portion of the premiums and at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and either (i) the employee (or service provider) has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such service provider or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and either (i) the shareholder has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

The final regulations also have rules that generally designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner," and these taxable economic benefits are defined very broadly. Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. The final regulations also require that the parties fully and consistently account for all amounts under either regime, and provide for comparable or collateral rules for donor/ donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity, is or may become involved in various kinds of legal actions, some of which assert claims for substantial amounts. These actions may include, among others, putative state and federal class actions seeking certification of a state or national class. Hartford Life also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Hartford Life's management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition of Hartford Life. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in particular quarterly or annual periods.

In the third quarter of 2003, Hartford Life and its affiliate International Corporate Marketing Group, LLC ("ICMG") settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The dispute was the subject of litigation in the United States District Court for the Eastern District of Missouri, in which Bancorp obtained in 2002 a judgment exceeding $134 million against Hartford Life and ICMG after a jury trial on the trade secret and breach of contract claims, and Hartford Life and ICMG obtained summary judgment on the patent infringement claim. Based on the advice of legal counsel following entry of the judgment, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves. Both components of the judgment were appealed.

Under the terms of the settlement, Hartford Life and ICMG will pay a minimum of $70 million and a maximum of $80 million, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The appeal from the trade secret and breach of contract judgment will be dismissed. The settlement resulted in the recording of a $9 million after-tax benefit in the third quarter of 2003, to reflect Hartford Life's portion of the settlement.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between Hartford Life and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.


INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life and Annuity Insurance Company, sometimes referred to as "Hartford."

YOU, YOUR: the owner of the policy.
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-07329

                                    PART B

                  HARTFORD SELECT LEADERS LAST SURVIVOR
                        SEPARATE ACCOUNT VL II
               HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                          FILE NO. 333-67373


      SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE STATEMENT OF ADDITIONAL
         INFORMATION DATED MAY 3, 2004 AS REVISED NOVEMBER 19, 2004

SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR STATEMENT OF ADDITIONAL INFORMATION

In order to correct an administrative error, the following changes are made to the Statement of Additional Information:

The reference to "45%" as the maximum sales commission payable in the first sentence of the third paragraph of the Section entitled "Distribution of the Polices" in the Statement of Additional Information is hereby corrected to read "120%".

    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE STATEMENT OF ADDITIONAL
                    INFORMATION FOR FUTURE REFERENCE.

HV-5113

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
HARTFORD SELECT LEADERS LAST SURVIVOR
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: MAY 3, 2004
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 3, 2004 AS REVISED NOVEMBER 19, 2004

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
 GENERAL INFORMATION AND HISTORY                                           3
 -----------------------------------------------------------------------------
 SERVICES                                                                  3
 -----------------------------------------------------------------------------
 EXPERTS                                                                   3
 -----------------------------------------------------------------------------
 DISTRIBUTION OF THE POLICIES                                              3
 -----------------------------------------------------------------------------
 ADDITIONAL INFORMATION ABOUT CHARGES                                      4
 -----------------------------------------------------------------------------
 PERFORMANCE DATA                                                          5
 -----------------------------------------------------------------------------
 FINANCIAL STATEMENTS                                                    SA-1
 -----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------


The statutory basis balance sheets of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 26, 2004 and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL II (the "Account") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended
December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 25, 2004, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



The statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory basis financial statements of Hartford Life and Annuity Insurance Company which states that the statutory basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States of America.



We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report included herein.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, and 5% of any excess. In Policy Years 2 through 10, such sales commission will not exceed 5.5% of premiums paid. Thereafter, agent commissions will not exceed 2% of premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's second Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2003: $14,148,576.06; 2002: $22,624,773; and
2001: $26,296,771.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------

SALES LOAD -- The maximum sales load under the policy is 6% of premium in order to cover expenses related to the sale and distribution of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

                                    PART A

                STAG VARIABLE LIFE LAST SURVIVOR II (SERIES II)
                             SEPARATE ACCOUNT VL II
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-67373

     SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

             SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR PROSPECTUS

The following changes have been made to the Registration Statement:


On page 7 of Your Prospectus, the table entitled, "Charges Other Than Fund Operating Expenses" is renamed. The new title will read:



    "Periodic Charges Other Than Fund Operating Expenses."



The table entitled, "Annual Fund Operating Expenses" that describes the fees and charges specific to each underlying Sub-Account is hereby deleted. Please see the Underlying Fund Prospectus for all fees and charges for the applicable Sub-Account.


The following disclosure is added on page 19 of Your Prospectus at the end of the section entitled, "Accumulation Unit Values:"

    Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

On page 22 of Your Prospectus, the first four paragraphs are deleted from the section entitled, "Lapse and Reinstatement" and replaced by the following:

    POLICY DEFAULT AND LAPSE -- Your Policy will be in default on any Monthly Activity Date on which either:

    - The Account Value is not sufficient to cover the Monthly Deduction Amount; or

    - The Indebtedness exceeds the Cash Value.

    If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating.

    That lapse notice will tell you the minimum premium required to keep the policy from terminating. The minimum premium will be no greater than an amount that results in a Cash Surrender Value equal to the three Monthly Deduction Amounts as of the date your policy goes into default. That notice will be mailed both to you, and any assignee, on the first day the policy goes into default, at your last known address.

On page 23 of Your Prospectus, the last paragraph of the section entitled, "Reinstatement" is deleted and replaced with the following:

    If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period.

    If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:

    - The Cash Value on the date of policy termination; plus

    - Net Premiums attributable to premiums paid at the time of policy reinstatement; minus

    - The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

    - The Surrender Charge at the time of reinstatement.


    The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.


    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4944

STAG VARIABLE LIFE LAST SURVIVOR II
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: (800) 231-5453                                                    [The Hartford LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Series II of the Stag Variable Life Last Survivor II variable life insurance policy. Please read it carefully.

Stag Variable Life Last Survivor II is a contract between you and Hartford Life and Annuity Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a last survivor flexible premium variable life insurance policy. It is:

x Last survivor, because we pay a death benefit after the death of the last surviving insured.

x Flexible premium, because you may add payments to your policy after the first payment.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.
--------------------------------------------------------------------------------

The following Sub-Accounts are available under the policy:


                         SUB-ACCOUNT                                                PURCHASES SHARES OF:
 AIM V.I. Mid Cap Core Equity Fund Sub-Account                  Series I of the AIM V.I. Mid Cap Core Equity Fund of the
                                                                A I M Variable Insurance Funds
 AIM V.I. Premier Equity Fund Sub-Account                       Series I of the AIM V.I. Premier Equity Fund of the A I M
                                                                Variable Insurance Funds
 American Funds Asset Allocation Fund Sub-Account               Class 2 of the Asset Allocation Fund of American Funds
                                                                Insurance Series
 American Funds Blue Chip Income and Growth Fund Sub-Account    Class 2 of the Blue Chip Income and Growth Fund of American
                                                                Funds Insurance Series
 American Funds Bond Fund Sub-Account                           Class 2 of the Bond Fund of American Funds Insurance Series
 American Funds Global Growth Fund Sub-Account                  Class 2 of the Global Growth Fund of American Funds
                                                                Insurance Series
 American Funds Global Small Capitalization Fund Sub-Account    Class 2 of the Global Small Capitalization Fund of American
                                                                Funds Insurance Series
 American Funds Growth Fund Sub-Account                         Class 2 of the Growth Fund of American Funds Insurance
                                                                Series
 American Funds Growth-Income Fund Sub-Account                  Class 2 of the Growth-Income Fund of American Funds
                                                                Insurance Series
 American Funds International Fund Sub-Account                  Class 2 of the International Fund of American Funds
                                                                Insurance Series
 American Funds New World Fund Sub-Account                      Class 2 of the New World Fund of American Funds Insurance
                                                                Series
 Franklin Small Cap Value Securities Fund Sub-Account           Class 2 of the Franklin Small Cap Value Securities Fund of
                                                                the Franklin Templeton Variable Insurance Products Trust
 Hartford Advisers HLS Fund Sub-Account                         Class IA of Hartford Advisers HLS Fund, Inc.
 Hartford Bond HLS Fund Sub-Account                             Class IA of Hartford Bond HLS Fund, Inc.
 Hartford Capital Appreciation HLS Fund Sub-Account             Class IA of Hartford Capital Appreciation HLS Fund, Inc.
 Hartford Disciplined Equity HLS Fund Sub-Account               Class IA of Hartford Disciplined Equity HLS Fund of Hartford
                                                                Series Fund, Inc.
 Hartford Dividend and Growth HLS Fund Sub-Account              Class IA of Hartford Dividend and Growth HLS Fund, Inc.
 Hartford Growth Opportunities HLS Fund Sub-Account             Class IA shares of Hartford Growth Opportunities HLS Fund of
                                                                Hartford HLS Series Fund II, Inc.


                       SUB-ACCOUNT                                        PURCHASES SHARES OF:
  Hartford Index HLS Fund Sub-Account                     Class IA of Hartford Index HLS Fund, Inc.
  Hartford International Opportunities HLS Fund           Class IA of Hartford International Opportunities HLS
  Sub-Account                                             Fund, Inc.
  Hartford International Small Company HLS Fund           Class IA shares of Hartford International Small
  Sub-Account                                             Company HLS Fund of Hartford Series Fund, Inc.
  Hartford MidCap HLS Fund Sub-Account*                   Class IA of Hartford MidCap HLS Fund, Inc.
  Hartford MidCap Value HLS Fund Sub-Account              Class IA shares of Hartford MidCap Value HLS Fund of
                                                          Hartford Series Fund, Inc.
  Hartford Money Market HLS Fund Sub-Account              Class IA of Hartford Money Market HLS Fund, Inc.
  Hartford Mortgage Securities HLS Fund Sub-Account       Class IA of Hartford Mortgage Securities HLS Fund,
                                                          Inc.
  Hartford Small Company HLS Fund Sub-Account             Class IA of Hartford Small Company HLS Fund, Inc.
  Hartford Stock HLS Fund Sub-Account                     Class IA of Hartford Stock HLS Fund, Inc.
  Hartford Value Opportunities HLS Fund Sub-Account       Class IA shares of Hartford Value Opportunities HLS
                                                          Fund of Hartford Series Fund II, Inc.
  MFS New Discovery Series Sub-Account                    Initial Class of the MFS-Registered Trademark- New
                                                          Discovery Series of the MFS-Registered Trademark-
                                                          Variable Insurance Trust(SM)
  MFS Total Return Series Sub-Account                     Initial Class of the MFS-Registered Trademark- Total
                                                          Return Series of the MFS-Registered Trademark-
                                                          Variable Insurance Trust(SM)
  Mutual Shares Securities Fund Sub-Account               Class 2 of the Mutual Shares Securities Fund of the
                                                          Franklin Templeton Variable Insurance Products Trust
  Putnam VT Capital Opportunities Sub-Account             Class IB of Putnam VT Capital Opportunities Fund of
                                                          Putnam Variable Trust
  Putnam VT Equity Income Sub-Account                     Class IB of Putnam VT Equity Income Fund of Putnam
                                                          Variable Trust
  Putnam VT Global Equity Fund Sub-Account                Class IB of Putnam VT Global Equity Fund of Putnam
                                                          Variable Trust
  Putnam VT Growth and Income Fund Sub-Account            Class IB of Putnam VT Growth and Income Fund of
                                                          Putnam Variable Trust
  Putnam VT High Yield Fund Sub-Account                   Class IB of Putnam VT High Yield Fund of Putnam
                                                          Variable Trust
  Putnam VT Income Fund Sub-Account                       Class IB of Putnam VT Income Fund of Putnam Variable
                                                          Trust
  Putnam VT International Equity Fund Sub-Account         Class IB of Putnam VT International Equity Fund of
                                                          Putnam Variable Trust
  Putnam VT New Opportunities Fund Sub-Account            Class IB of Putnam VT New Opportunities Fund of
                                                          Putnam Variable Trust
  Putnam VT Voyager Fund Sub-Account                      Class IB of Putnam VT Voyager Fund of Putnam
                                                          Variable Trust
  Fidelity VIP Equity-Income Portfolio Sub-Account        Initial Class of Fidelity VIP Equity-Income
                                                          Portfolio

* Hartford MidCap HLS Fund Sub-Account is closed to all premium payments and transfers of Account Value for all policies with a policy effective date of November 1, 2003 and after. Your policy effective date is shown on page 3 of your policy. The Fund will remain available for investment for policies with a policy effective date of October 31, 2003 and before.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
--------------------------------------------------------------------------------
PROSPECTUS DATED: MAY 3, 2004

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     4
----------------------------------------------------------------------
FEE TABLES                                                        6
----------------------------------------------------------------------
ABOUT US                                                         10
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    10
----------------------------------------------------------------------
  Separate Account VL II                                         10
----------------------------------------------------------------------
  The Funds                                                      10
----------------------------------------------------------------------
  The Fixed Account                                              13
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           13
----------------------------------------------------------------------
YOUR POLICY                                                      15
----------------------------------------------------------------------
PREMIUMS                                                         18
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 19
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              21
----------------------------------------------------------------------
LOANS                                                            21
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          22
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       23
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                27
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        28
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              29
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. You select one of three death benefit options:

x  LEVEL OPTION: The death benefit equals the current Face Amount.

x RETURN OF ACCOUNT VALUE OPTION: The death benefit is the current Face Amount plus the Account Value of your policy;

x RETURN OF PREMIUM OPTION: The death benefit is the current Face Amount plus the total of your premium payments, however, it will be no more than the current Face Amount plus $5 million.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee, your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

When you apply for the policy you choose what percentage of the total face amount will be covered by the Death Benefit Guarantee. The Death Benefit Guarantee period is the maximum number of policy years that the Death Benefit Guarantee is available on the policy. The Death Benefit Guarantee period is individualized based on the issue ages, sexes and risk classes of the insureds and is specified in the policy. In order to maintain the Death Benefit Guarantee feature, the cumulative premiums paid into the policy, less withdrawals and indebtedness, must exceed the Cumulative Death Benefit Guarantee Premium. The Death Benefit Guarantee is not available in the states of Maryland or New Jersey.

INVESTMENT CHOICES -- You may invest in up to 9 different investment choices within your policy, from a choice of 41 investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your policy, you may cancel it without paying a sales charge. A longer period is provided in some states.

WITHDRAWALS -- You may take money out of your policy once a month, subject to certain minimums. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of your Policy," below). Surrenders may also be subject to a Surrender Charge.

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, may result in a partial surrender charge and are subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances (usually if you prefund future benefits in seven years or less), your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age
59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. See "Federal Tax Considerations."

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

TRANSACTION FEES


         CHARGE              WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
Front-end Sales Load        When you pay premium.       6% of each premium payment in all
                                                        policy years.
Tax Charge on Premium       When you pay premium.       A percent of premium which varies
Payments                                                by your state and municipality of
                                                        residence. The range of tax charge
                                                        is generally between 0% and 4%.
                                                        This rate will change if your state
                                                        or municipality changes its premium
                                                        tax charges. It may change if you
                                                        change your state or municipality
                                                        of residence.
Surrender Charge (1)        When you surrender your     Minimum Charge
                            policy during the first     $0.70 per $1,000 of the initial
                            nine policy years.          Face Amount in the first year for
                            When you make certain       two 20-year-old female non-smokers.
                            Face Amount decreases       Maximum Charge
                            during the first nine       $37.39 per $1,000 of the initial
                            policy years.               Face Amount in the first year for
                            When you take certain       two 85-year-old male smokers.
                            withdrawals during the      Charge for a representative insured
                            first nine policy years.    $7.14 per $1,000 of the initial
                                                        Face Amount in the first year for a
                                                        65-year-old male preferred
                                                        non-smoker and a 65-year-old female
                                                        preferred non-smoker.
Face Amount                 Each month for 12 months    $1 per $1,000 of unscheduled
Increase Fee (2)            beginning on the            increase in the Face Amount
                            effective date of any       (deducted on a monthly basis at a
                            unscheduled increase in     rate of 1/12 of $1 per month per
                            Face Amount you request.    $1,000 of unscheduled increase in
                                                        the Face Amount).
Transfer Fees               When you make a transfer    $25 per transfer.*
                            after the first transfer
                            in any month.
Withdrawal Charge           When you take a             $10 per withdrawal.
                            withdrawal.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(2) This fee will not be less than $500 or more than $3,000.

*   Not currently being deducted.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Cost of Insurance       Monthly.                  Minimum Charge
Charges (1)                                       $0.06 per $1,000 of the net
                                                  amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Mortality and Expense   Monthly.                  Minimum Charge
Risk Charge (which is                             (a) 0.75% per year of the
the sum of both                                   Sub-Account accumulated value in
(a) and (b)) (1)                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus
                                                  (b) $5.76 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                      monthly basis at a rate of
                                                      $0.48 per month) during the
                                                      first year two 20-year old
                                                      female non-smokers.
                                                  Maximum Charge
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus
                                                  (b) $209.28 per $1,000 of
                                                  initial Face Amount (deducted on
                                                  a monthly basis at a rate of
                                                      $17.44 per month) during the
                                                      first year for two 85-year
                                                      old male smokers.
                                                  Charge for a representative
                                                  insured
                                                  (a) 0.75% per year of the
                                                  Sub-Account accumulated value in
                                                  the first year (deducted on a
                                                      monthly basis at a rate of
                                                      1/12 of 0.75%); plus.
                                                  (b) $81.84 per $1,000 of initial
                                                  Face Amount (deducted on a
                                                      monthly basis at a rate of
                                                      $6.82 per month) during the
                                                      first year for a 65-year-old
                                                      male preferred non-smoker
                                                      and a 65-year old female
                                                      preferred non-smoker.
Administrative          Monthly.                         $30.00 per month.
Charge (3)
Loan Interest Rate      Monthly if you have       5.5%
(4)                     taken a loan on your
                        policy
    RIDER CHARGES       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Last Survivor Yearly    Monthly.                  Minimum Charge
Renewable Term                                    $0.06 per $1,000 of the net
Insurance Rider (1)                               amount at risk for two
                                                  20-year-old female preferred
                                                  non-smokers in the first year.
                                                  Maximum Charge
                                                  $6.24 per $1,000 of the net
                                                  amount at risk for two
                                                  85-year-old male smokers in the
                                                  first year.
                                                  Charge for a representative
                                                  insured
                                                  $0.32 per $1,000 of the net
                                                  amount at risk for a 65-year-old
                                                  male preferred non-smoker and a
                                                  65-year-old female preferred
                                                  non-smoker in the first year.
Estate Protection       Monthly.                  Minimum Charge
Rider (1)                                         $3.12 per $1000 of Face Amount
                                                  for two 20-year-old female
                                                  preferred non-smokers in the
                                                  first year.
                                                  Maximum Charge
                                                  $15.48 per $1000 of Face Amount
                                                  for two 85-year-old male smokers
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $3.64 per $1000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker and a 65-year-old
                                                  female preferred non-smoker in
                                                  the first year.
Single Life Yearly      Monthly.                  Minimum Charge
Renewable Term Life                               $0.27 per $1,000 of Face Amount
Insurance Rider (1)                               for a 20-year-old female
                                                  preferred non-smoker in the
                                                  first year.
                                                  Maximum Charge
                                                  $86.13 per $1,000 of Face Amount
                                                  for an 85-year-old male smoker
                                                  in the first year.
                                                  Charge for a representative
                                                  insured
                                                  $6.03 per $1,000 of Face Amount
                                                  for a 65-year-old male preferred
                                                  non-smoker in the first year.

(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(3) The maximum Administrative Charge is $30.00 per month in Years 1 through 5, and $10.00 per month in Years 6 and later. In New Jersey, the maximum Administrative Charge is $30.00 per month in all Years.

(4) During policy years 1 - 10 the Loan Interest Rate is 5.5% for all Indebtedness. During policy years 11 and later the Loan Interest Rate is 3.5% for Preferred Indebtedness and 4.5% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.5%.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The first table shows the minimum and maximum fees and expenses charged by any of the Funds. The second table shows the actual fees and expenses charged by each Fund for the end of the last fiscal year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Fund Operating Expenses                                  0.44%      2.21%
---------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                                TOTAL ANNUAL
                                                                                  FUND
                                                                                OPERATING
                                                                                EXPENSES
                                                                                (BEFORE
                                                         12b-1                  CONTRACTUAL     CONTRACTUAL     TOTAL
                                                         DISTRIBUTION             FEE             FEE           ANNUAL
                                                         AND/OR                 WAIVERS         WAIVERS OR      FUND
                                            MANAGEMENT   SERVICING   OTHER      OR EXPENSE      EXPENSE         OPERATING
                                             FEES         FEES       EXPENSES   REIMBURSEMENTS) REIMBURSEMENTS  EXPENSES
------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund --
  Class 2                                     0.40%        0.25%      0.02%         0.67%            N/A         0.67%
------------------------------------------------------------------------------------------------------------------------
American Funds Blue Chip Income and Growth
  Fund -- Class 2 (1)                         0.50%        0.25%      0.01%         0.76%            N/A         0.76%
------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund -- Class 2           0.45%        0.25%      0.02%         0.72%            N/A         0.72%
------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund --
  Class 2                                     0.66%        0.25%      0.04%         0.95%            N/A         0.95%
------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Fund -- Class 2                             0.80%        0.25%      0.03%         1.08%            N/A         1.08%
------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund -- Class 2         0.37%        0.25%      0.02%         0.64%            N/A         0.64%
------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund --
  Class 2                                     0.33%        0.25%      0.01%         0.59%            N/A         0.59%
------------------------------------------------------------------------------------------------------------------------
American Funds International Fund --
  Class 2                                     0.57%        0.25%      0.06%         0.88%            N/A         0.88%
------------------------------------------------------------------------------------------------------------------------
American Funds New World Fund -- Class 2      0.85%        0.25%      0.07%         1.17%            N/A         1.17%
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund --
  Series I                                    0.73%         N/A       0.34%         1.07%           0.00%        1.07%
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund -- Series I      0.61%         N/A       0.24%         0.85%           0.00%        0.85%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio (2)      0.48%        0.00%      0.09%         0.57%            N/A         0.57%
------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund --
  Class 2 (3)                                 0.60%        0.25%      0.20%         1.05%            N/A         1.05%
------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities
  Fund -- Class 2                             0.57%        0.25%      0.19%         1.01%           0.02%        0.99%
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund -- Class IA        0.63%         N/A       0.04%         0.67%            N/A         0.67%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund -- Class IA            0.47%         N/A       0.03%         0.50%            N/A         0.50%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund --
  Class IA                                    0.64%         N/A       0.05%         0.69%            N/A         0.69%
------------------------------------------------------------------------------------------------------------------------
Hartford Disciplined Equity HLS Fund --
  Class IA                                    0.73%         N/A       0.05%         0.78%            N/A         0.78%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund --
  Class IA                                    0.65%         N/A       0.04%         0.69%            N/A         0.69%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund --
  Class IA                                    0.62%         N/A       0.02%         0.64%            N/A         0.64%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund -- Class IA           0.40%         N/A       0.04%         0.44%            N/A         0.44%
------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                                                                TOTAL ANNUAL
                                                                                  FUND
                                                                                OPERATING
                                                                                EXPENSES
                                                                                (BEFORE
                                                         12b-1                  CONTRACTUAL     CONTRACTUAL     TOTAL
                                                         DISTRIBUTION             FEE             FEE           ANNUAL
                                                         AND/OR                 WAIVERS         WAIVERS OR      FUND
                                            MANAGEMENT   SERVICING   OTHER      OR EXPENSE      EXPENSE         OPERATING
                                             FEES         FEES       EXPENSES   REIMBURSEMENTS) REIMBURSEMENTS  EXPENSES
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS
  Fund -- Class IA                            0.73%         N/A       0.10%         0.83%            N/A         0.83%
------------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS
  Fund -- Class IA                            0.85%         N/A       0.38%         1.23%            N/A         1.23%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund -- Class IA          0.68%         N/A       0.04%         0.72%            N/A         0.72%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund --
  Class IA                                    0.79%         N/A       0.04%         0.83%            N/A         0.83%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund --
  Class IA                                    0.45%         N/A       0.04%         0.49%            N/A         0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund --
  Class IA                                    0.45%         N/A       0.04%         0.49%            N/A         0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund --
  Class IA                                    0.72%         N/A       0.04%         0.76%            N/A         0.76%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund -- Class IA           0.46%         N/A       0.03%         0.49%            N/A         0.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund --
  Class IA                                    0.68%         N/A       0.03%         0.71%            N/A         0.71%
------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- New Discovery
  Series -- Initial Class                     0.90%         N/A       0.14%         1.04%            N/A         1.04%
------------------------------------------------------------------------------------------------------------------------
MFS-Registered Trademark- Total Return
  Series -- Initial Class                     0.75%         N/A       0.09%         0.84%            N/A         0.84%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund --
  Class IB (4)                                0.65%        0.25%      1.31%         2.21%           0.91%        1.30%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund --
  Class IB (4)                                0.65%        0.25%      0.67%         1.57%           0.27%        1.30%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund -- Class IB      0.77%        0.25%      0.15%         1.17%            N/A         1.17%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund --
  Class IB                                    0.48%        0.25%      0.05%         0.78%            N/A         0.78%
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund -- Class IB         0.67%        0.25%      0.11%         1.03%            N/A         1.03%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund -- Class IB             0.59%        0.25%      0.09%         0.93%            N/A         0.93%
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund --
  Class IB                                    0.76%        0.25%      0.18%         1.19%            N/A         1.19%
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund --
  Class IB                                    0.59%        0.25%      0.08%         0.92%            N/A         0.92%
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund -- Class IB            0.55%        0.25%      0.07%         0.87%            N/A         0.87%
------------------------------------------------------------------------------------------------------------------------

(1) Capital Research and Management Company voluntarily reduced fees for investment advisory services. With this fee waiver, the Total Annual Fund Operating Expense for this Fund would be 0.74%.

(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the "Total Annual Fund Operating Expenses" for the fund would be: 0.62% for Fidelity VIP Asset Manager Portfolio; 0.65% for Fidelity VIP Contrafund-Registered Trademark- Portfolio; 0.56% for Fidelity VIP Equity-Income Portfolio; 0.86% for Fidelity VIP Overseas Portfolio. These offsets may be discontinued at any time.

(3) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(4) Expenses represent estimates for the Fund's current fiscal year, which ends on December 31, 2004.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

ABOUT US

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.                           7/17/03       A+    Financial strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                      12/01/03      AA-    Financial security characteristics
------------------------------------------------------------------------------------------------
 Fitch                                   1/09/04      AA     Claims paying ability
------------------------------------------------------------------------------------------------

These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

SEPARATE ACCOUNT VL II

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL II. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying prospectuses for the Funds, and the Funds' Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

The investment goals of each of the Funds are as follows:

AIM V.I. MID CAP CORE EQUITY FUND -- Seeks long-term growth of capital. Invests, normally, at least 80% of its assets in equity securities, including convertible securities of mid-capitalization companies.

AIM V.I. PREMIER EQUITY FUND -- Seeks long-term growth of capital with income as a secondary objective. Invests, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

AMERICAN FUNDS ASSET ALLOCATION FUND -- Seeks high total return, including income and capital gains, consistent with the preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term debt securities, and money market instruments.

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND -- Seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

AMERICAN FUNDS BOND FUND -- Seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers located around the world.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND -- Seeks long-term growth of capital by investing primarily in equity securities of smaller companies located around the world that typically have market capitalizations of $50 million to $2 billion.

AMERICAN FUNDS GROWTH FUND -- Seeks long-term growth of capital by investing primarily in common stocks which demonstrate the potential for appreciation.

AMERICAN FUNDS GROWTH-INCOME FUND -- Seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

AMERICAN FUNDS INTERNATIONAL FUND -- Seeks long-term growth of capital by investing primarily in common stocks of issuers domiciled outside of the United States.

AMERICAN FUNDS NEW WORLD FUND -- Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds with exposure to these countries.

FRANKLIN SMALL CAP VALUE SECURITIES FUND -- Seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small-cap) companies. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $2.5 billion, at the time of purchase.

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by Hartford Investment Management Company.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital. Sub-advised by Wellington Management.

HARTFORD DISCIPLINED EQUITY HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by Hartford Investment Management Company.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND* -- Seeks long-term growth of capital. Sub-advised by Wellington Management.

HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by Hartford Investment Management Company.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by Hartford Investment Management Company.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES -- Seeks capital appreciation.

MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES -- Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MUTUAL SHARES SECURITIES FUND -- Seeks capital appreciation, with income as a secondary goal, by normally investing at least 65% of its total assets in U.S. equity securities that the manager believes are undervalued, including those of small capitalization companies, undervalued stocks, restructuring companies, and distressed companies.

PUTNAM VT CAPITAL OPPORTUNITIES FUND -- Seeks long-term growth of capital. The fund pursues its goal by investing mainly in common stocks of U.S. companies that Putnam Management believes have favorable investment potential.

PUTNAM VT EQUITY INCOME FUND -- Seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer potential for current income.

PUTNAM VT GLOBAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments.

* Hartford MidCap HLS Fund Sub-Account is closed to all premium payments and transfers of Account Value for all policies with a policy effective date of November 1, 2003 and after. Your policy effective date is shown on page 3 of your policy. The Fund will remain available for investment for policies with a policy effective date of October 31, 2003 and before.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

PUTNAM VT GROWTH AND INCOME FUND -- Seeks capital growth and current income. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND -- Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund pursues its goal by investing mainly in bonds that (a) are obligations of U.S. companies, (b) are below investment-grade in quality (junk bonds) and (c) have intermediate to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in securities rated below investment grade.

PUTNAM VT INCOME FUND -- Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).

PUTNAM VT INTERNATIONAL EQUITY FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund's net assets in equity investments.

PUTNAM VT NEW OPPORTUNITIES FUND -- Seeks long-term capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

PUTNAM VT VOYAGER FUND -- Seeks capital appreciation. The fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(SM) Index.

INVESTMENT ADVISORS -- The AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Premier Equity Fund are portfolios of A I M Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.

American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund and American Funds New World Fund are all part of American Funds Insurance Series. American Funds Insurance Series is a fully managed, diversified, open-end investment company organized as a Massachusetts business trust in 1983. American Funds Insurance Series offers three classes of fund shares: Class 1 shares, Class 2 shares and Class 3 shares. This policy invests only in Class 2 shares of American Funds Insurance Series. The investment adviser for each of the funds of American Funds Insurance Series is Capital Research and Management Company located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc.

Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund are all part of the Franklin Templeton Variable Insurance Products Trust. The Franklin Templeton Variable Insurance Products Trust is an open-end managed investment company which was organized as a Massachusetts business trust on April 26, 1988. Franklin Templeton Variable Insurance Products Trust currently offers Class 1 and Class 2 shares. Class 2 shares of each Fund are available in this policy. The investment manager of the Franklin Small Cap Value Securities Fund is Franklin Advisory Services, LLC (Advisory Services) located at One Parker Plaza, Fort Lee, New Jersey 07024. The investment manager of Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC, located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford Growth Opportunities HLS Fund and Hartford Value Opportunities HLS Fund are series of Hartford HLS Series Fund II, Inc., which was formerly known as Fortis Series Fund, Inc. Prior to May 1, 2002, these Funds were named, respectively, Growth Stock Series and Value Series.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this policy.

MFS-Registered Trademark- New Discovery Series and MFS-Registered Trademark-Total Return Series are series of the MFS-Registered Trademark- Variable Insurance Trust(SM). The MFS Variable Insurance Trust(SM) is a professionally managed open-end management investment company. The MFS Variable Insurance Trust(SM) is registered as a Massachusetts business trust. MFS Investment Management-Registered Trademark- serves as the investment adviser to each of the Series of the MFS-Registered Trademark- Variable Insurance Trust(SM). MFS Investment Management-Registered Trademark- is located at 500 Boylston Street, Boston, Massachusetts 02116.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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The Putnam Sub-Accounts purchase shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). Putnam Investment Management, LLC. ("Putnam Management") serves as the investment manager for the Funds. Putnam Management is ultimately controlled by Marsh & McLennan
Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity VIP Equity-Income Portfolio.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.5% per year. We are not obligated to, but may, credit more than 3.5% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.5%.

The Fixed Account may not be available in all states.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a sales load from each premium you pay. The maximum sales load under the policy is 6% of premium. The current sales load is 4% of premium.

PREMIUM TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the mortality and expense risk charge;

- any Face Amount increase fee;

- any charges for additional benefits provided by rider;

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.
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14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

- the cost of insurance rate per $1,000, multiplied by

- the amount at risk, divided by

- $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. During the first 5 years of the policy, the charge is $30 per month. After 5 years, the charge is $10 per month. In New Jersey, this charge is $30 per month for all years.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge each month from your Account Value. There are two components to the mortality and expense risk charge. Part of the charge is assessed according to your Account Value attributable to the Sub-Accounts, and the other part is assessed based on the initial Face Amount of your policy. The mortality and expense risk charge each month is equal to the sum of (a) and (b) where

(a) equals:

- the monthly accumulated value mortality and expense risk rate; multiplied by

- the sum of your accumulated values in the Sub-Accounts on the Monthly Activity Date, prior to assessing the Monthly Deduction Amount.

and

(b) equals:

- the monthly mortality and expense risk rate per $1,000; multiplied by

- the initial Face Amount; divided by

- $1,000.

During the first 10 years, the current and maximum accumulated value mortality and expense risk rate is 1/12 of 0.75% per month. During policy years 11-20 the maximum is 1/12 of 0.60% per month and the current accumulated value mortality and expense risk rate is 1/2 of 0.50% per month on the first $1,000,000 of accumulated value in the Sub-Accounts plus 1/12 of 0.25% per month on the accumulated value in the Sub-Accounts that exceeds $1,000,000. After the 20th policy year the current and maximum charge is 0.00% per month.

During the first 10 years, the Face Amount mortality and expense risk rate per $1,000 of initial Face Amount is individualized based on issue ages and death benefit guarantee, and is provided in the policy. In Maryland and New Jersey this charge is individualized based on issue ages and initial Face Amount and is provided in the policy. Thereafter, there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

FACE AMOUNT INCREASE FEE -- We deduct a dollar amount from your Account Value for an unscheduled increase of the Face Amount on your policy. We deduct the fee each month for twelve months after the increase. The fee is 1/12 of $1.00 per month per $1,000 of unscheduled increase in the Face Amount. The fee will not be less than 1/12 of $500 per month, but will not exceed 1/12 of $3,000 per month. This fee compensates us for underwriting and processing costs for such increases.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy-Optional Supplemental Benefits."
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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SURRENDER CHARGE -- During the first 9 policy years, surrender charges will be deducted from your Account Value if:

- you surrender your policy;

- you decrease the Face Amount to an amount lower than it has ever been; or

- you take a withdrawal that causes the Face Amount to fall below the lowest previous Face Amount.

The amount of surrender charge is individualized based on your issue ages, sexes, insurance classes, duration, Face Amount and Death Benefit Guarantee Amount. In Maryland and New Jersey the Death Benefit Guarantee amount is not taken into account in the determination of the Surrender Charge. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects. For partial surrender charges applicable to a decrease in the Face Amount or withdrawal, see "Unscheduled Increases and Decreases in the Face Amount." The amount of surrender charge varies by policy year. We determine the surrender charge by taking the percentage from the table below and multiplying that percentage by the sum of two components: the sales surrender charge and the underwriting surrender charge. The sales surrender charge equals the Death Benefit Guarantee Premium. In Maryland and New Jersey the sales Surrender Charge is based on the initial Face Amount. The underwriting surrender charge equals $1 per $1000 of initial face amount, but is at least $500 and no more than $3000.

The percentage by policy years is as follows:

POLICY YEAR       RATE
----------------------------
 1                70%
----------------------------
 2                70%
----------------------------
 3                70%
----------------------------
 4                60%
----------------------------
 5                50%
----------------------------
 6                40%
----------------------------
 7                30%
----------------------------
 8                20%
----------------------------
 9                10%
----------------------------
 10 and after      0%
----------------------------

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nine (9) Sub-Accounts, or eight (8) Sub-Accounts and the Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may be made by your agent of record or by your attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may transfer Account Value once a month without a charge. Although we do not currently do so, we may charge up to $25 for each transfer in excess of one per calendar month. We

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
reserve the right to limit the size of transfers, remaining balances and to limit the number and frequency of transfers.

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Hartford has a policy for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the procedure to your policy during each policy year.

The underlying Funds are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain Funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter notifying you that your transfer privileges have been restricted or terminated, as applicable, until the anniversary of your next policy date.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/ or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
--------------------------------------------------------------------------------
specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

OPTIONAL SUPPLEMENTAL BENEFITS -- The optional supplemental benefits discussed below are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider. The cost for any optional rider you select depends on the issue age, sex, and risk class of the person insured under the policy and the amount of benefit provided by the rider. The maximum cost for the rider will be stated in your policy on the policy specifications pages.

- ESTATE TAX REPEAL BENEFIT RIDER -- This rider allows you to terminate the policy and receive the policy's Account Value without paying applicable Surrender Charges, if there is no federal Estate Tax law in effect during 2011 and we receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

- LAST SURVIVOR YEARLY RENEWABLE TERM INSURANCE RIDER -- We will pay the term life insurance benefit upon receipt of proof of death of the last surviving insured. You can add the Last Survivor Yearly Renewable Term Insurance Rider to your policy to increase its Face Amount. Your current charges for your policy with the Last Survivor Yearly Renewable Term Insurance Rider will be lower than the current charges that you would pay for a single policy with an equal Face Amount. However, the Last Survivor Yearly Renewable Term Insurance Rider is not covered by your policy's No-Lapse Guarantee.

- LAST SURVIVOR EXCHANGE OPTION RIDER -- We will exchange your policy for two individual policies on the life of each of the persons insured under the policy. This benefit is subject to the conditions stated in the rider and may be exercised only in the event of divorce or certain changes in the federal tax laws. There is no charge for this rider.

- ESTATE PROTECTION RIDER -- We will pay a term insurance benefit on proof of the death of the last surviving insured.

- SINGLE LIFE YEARLY RENEWABLE TERM LIFE INSURANCE RIDER -- We will pay the term life insurance benefit upon proof of death of the insured.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.
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18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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 -  LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.

The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date:

- the death benefit will be reduced to the Account Value;

- the Account Value, if any, will continue to fluctuate with investment performance

- any loans will continue to accrue interest and become part of Indebtedness

- no future Monthly Deduction Amounts will be deducted

- no further premium payments will be accepted.

All additional benefits provided by rider will deem to have terminated at the scheduled maturity date.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market Sub-Account on the later of the policy date or the date we receive your premium payment.

We will then allocate the Account Value in the Hartford Money Market Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in your policy application upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices does not exceed nine (9), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium pro rata based on the values of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.

DEATH BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e. with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made on the date the request or payment is received by us at the Individual Life Operations Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due
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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
proof of the death of the last surviving insured. Your policy will be effective on the policy Date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select, the minimum death benefit provision, and whether or not the Death Benefit Guarantee is in effect.

DEATH BENEFIT OPTIONS -- There are three death benefit options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

- Under Option A, the current Face Amount.

- Under Option B, the current Face Amount plus the Account Value on the date we receive due proof of the last surviving insured's death.

- Under Option C, the current Face Amount plus the lesser of: (a) the sum of the premiums paid; or (b) $5 million.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. You may change Option C or Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Account Value. Any resulting decrease in the Face Amount may be subject to a partial surrender charge.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Account Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------
 Death Benefit Option               Level      Level
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect. If during the surrender charge period, you decrease your Face Amount to an amount lower than it has ever been, a partial surrender charge will be assessed.

The surrender charge assessed will be:

- the surrender charge applicable to the then current policy year, if any; multiplied by

- the percentage described below.

The percentage will be determined by:

- subtracting the new Face Amount from the lowest previous Face Amount; and

- dividing that difference by the lowest previous Face Amount.

The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date on which the decrease becomes effective. We will also reduce the surrender charges applicable to future policy years and provide you a revised schedule of surrender charges.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
--------------------------------------------------------------------------------

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
--------------------------------------------------------------------------------

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender,or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

LOANS
--------------------------------------------------------------------------------

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.5%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the interest rates we will charge on your Indebtedness.

                                           INTEREST RATE
                          PORTION OF          CHARGED
 DURING POLICY YEARS     INDEBTEDNESS    EQUALS 3.5% PLUS:
----------------------------------------------------------
        1-10                 All                2%
----------------------------------------------------------
    11 and later          Preferred             0%
                        Non-Preferred           1%
----------------------------------------------------------

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

During the first policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.

During the second policy year, the policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness less 1/2 of the surrender charge for the second policy year is not sufficient to cover the Monthly Deduction Amount.

During the third policy year and thereafter, the policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last know address, and to any assignee of record.

GRACE PERIOD -- We will keep your policy in force for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.

The Death Benefit Guarantee is available as long as:

- the policy is in the Death Benefit Guarantee Period; and

- on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the Cumulative Death Benefit Guarantee Premium.

The Death Benefit Guarantee Period is determined at issue, based on each insured's age, sex and risk classification. Some states may limit the maximum length of the Death Benefit Guarantee Period. In Massachusetts, the maximum length of the Death Benefit Guarantee Period is five (5) years. The Cumulative Death Benefit Guarantee Premium is the premium required to maintain the Death Benefit Guarantee.

If the Death Benefit Guarantee is available and you fail to pay the required premium as defined in your lapse notice by the end of the policy grace period, the Death Benefit Guarantee will then go into effect. The policy will remain in force, however:

- all riders will terminate;

- the Death Benefit Option becomes Level;

- the Face Amount will be reduced to the Death Benefit Guarantee Amount; and

- any future scheduled increases in the Face Amount will be canceled.

The Death Benefit Guarantee Amount is the amount selected by you at the time you apply for the policy. It is the death benefit while the Death Benefit Guarantee is in effect.

As long as the policy remains in default and the Death Benefit Guarantee is available, the Death Benefit Guarantee will remain in effect on each subsequent Monthly Activity Date. You may be required to make premium payments to keep the Death Benefit Guarantee available, as described above.

If during the Death Benefit Guarantee Period, the Face Amount is decreased below the current Death Benefit Guarantee Amount, the Death Benefit Guarantee Amount will become the new Face Amount. A new monthly Death Benefit Guarantee Premium will be calculated. We will send you a notice of the new Monthly Death Benefit Guarantee Premium, which will be used in calculating the Cumulative Death Benefit Guarantee Premium in subsequent months.

DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the Cumulative Death Benefit Guarantee Premium on that date, a Death Benefit Guarantee Grace Period of 61 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.

The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
--------------------------------------------------------------------------------
Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy. If the Death Benefit Guarantee was in effect, the policy will terminate at the end of the Death Benefit Guarantee Grace Period.

REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

- the insureds alive at the end of the grace period are also alive on the date of reinstatement;

- You make your request in writing within five years from the date the policy lapsed;

- You submit to us satisfactory evidence of insurability;

- any policy Indebtedness is repaid or carried over to the reinstated policy;
  and

- You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for three months after the date of reinstatement.

The Account Value on the reinstatement date will reflect:

- the Cash Value at the time of termination; plus

- Net Premiums derived from premiums paid at the time of reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus

- the Surrender Charge at the time of reinstatement.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed.

FINANCIAL STATEMENTS

Financial statements of the Separate Account and Hartford may be found in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or write to us at:

Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE
SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

Although we believe that the Last Survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Last Survivor Exchange Option Rider permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE
SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes. If the policy owner is considered to be the owner of the assets for tax purposes, the policy owner will be subject to income tax on annual increases in cash value.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
--------------------------------------------------------------------------------
multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control. However, in July 2003, the Internal Revenue Service issued two revenue rulings addressed to investor control. Revenue Ruling 2003-91 generally follows earlier rulings that say that the policy owner should not have the ability to select and control investments. Revenue Ruling 2003-92 concerns specific separate account investments that could cause the policy owner to be treated as the owner of these investments.

Despite the release of these rulings, there continues to be some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.
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26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2004, the maximum estate tax rate is 48% and the unified credit exemption amount is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In September 2003 the IRS issued final regulations relating to the taxation of split-dollar insurance arrangements. The regulations generally apply to arrangements entered into (or "materially modified") after September 17, 2003. The final regulations define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where (1) one party pays any portion of the premiums and at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and either (i) the employee (or service provider) has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such service provider or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and either (i) the shareholder has any interest in the policy's cash value or (ii) the beneficiary of any death benefit amount is designated by such shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

The final regulations also have rules that generally designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner," and these taxable economic benefits are defined very broadly. Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. The final regulations also require that the parties fully and consistently account for all amounts under either regime, and provide for comparable or collateral rules for donor/ donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no material legal proceedings pending to which the Separate Account is a party.

Hartford Life Insurance Company ("Hartford Life"), which is the parent company of Hartford Life and Annuity, is or may become involved in various kinds of legal actions, some of which assert claims for substantial amounts. These actions may include, among others, putative state and federal class actions seeking certification of a state or national class. Hartford Life also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Hartford Life's management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition of Hartford Life. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in particular quarterly or annual periods.

In the third quarter of 2003, Hartford Life and its affiliate International Corporate Marketing Group, LLC ("ICMG") settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The dispute was the subject of litigation in the United States District Court for the Eastern District of Missouri, in which Bancorp obtained in 2002 a judgment exceeding $134 million against Hartford Life and ICMG after a jury trial on the trade secret and breach of contract claims, and Hartford Life and ICMG obtained summary judgment on the patent infringement claim. Based on the advice of legal counsel following entry of the judgment, Hartford Life recorded an $11 million after-tax charge in the first quarter of 2002 to increase litigation reserves. Both components of the judgment were appealed.

Under the terms of the settlement, Hartford Life and ICMG will pay a minimum of $70 million and a maximum of $80 million, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The appeal from the trade secret and breach of contract judgment will be dismissed. The settlement resulted in the recording of a $9 million after-tax benefit in the third quarter of 2003, to reflect Hartford Life's portion of the settlement.


On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between Hartford Life and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to Hartford Life were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.


INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Hartford Life and Annuity Insurance Company, sometimes referred to as "Hartford."

YOU, YOUR: the owner of the policy.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-07273

                                    PART B

              STAG VARIABLE LIFE LAST SURVIVOR II (SERIES II)
                         SEPARATE ACCOUNT VL II
                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                           FILE NO. 333-67373



       SUPPLEMENT DATED NOVEMBER 19, 2004 TO THE STATEMENT OF ADDITIONAL
          INFORMATION DATED MAY 3, 2004 AS REVISED NOVEMBER 19, 2004

SUPPLEMENT DATED NOVEMBER 19, 2004 TO YOUR STATEMENT OF ADDITIONAL INFORMATION

In order to correct an administrative error, the following changes are made to the Statement of Additional Information:

The reference to "45%" as the maximum sales commission payable in the first sentence of the third paragraph of the Section entitled "Distribution of the Polices" in the Statement of Additional Information is hereby corrected to read "120%".

   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE STATEMENT OF ADDITIONAL
                     INFORMATION FOR FUTURE REFERENCE.

HV-5114

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
STAG VARIABLE LIFE LAST SURVIVOR II SERIES II
SEPARATE ACCOUNT VL II
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.

DATE OF PROSPECTUS: MAY 3, 2004
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 3, 2004 AS REVISED NOVEMBER 19, 2004

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
 GENERAL INFORMATION AND HISTORY                                           3
 -----------------------------------------------------------------------------
 SERVICES                                                                  3
 -----------------------------------------------------------------------------
 EXPERTS                                                                   3
 -----------------------------------------------------------------------------
 DISTRIBUTION OF THE POLICIES                                              3
 -----------------------------------------------------------------------------
 ADDITIONAL INFORMATION ABOUT CHARGES                                      4
 -----------------------------------------------------------------------------
 PERFORMANCE DATA                                                          5
 -----------------------------------------------------------------------------
 FINANCIAL STATEMENTS                                                    SA-1
 -----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL II was established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS
--------------------------------------------------------------------------------


The statutory basis balance sheets of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 26, 2004 and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL II (the "Account") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended
December 31, 2003 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 25, 2004, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



The statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory basis financial statements of Hartford Life and Annuity Insurance Company which states that the statutory basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with accounting principles generally accepted in the United States of America.



We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the statutory basis statement of operations, changes in capital and surplus, and cash flows of Hartford Life and Annuity Insurance Company for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report included herein.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and will offer the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, and 5% of any excess. In Policy Years 2 through 10, such sales commission will not exceed 5.5% of premiums paid. Thereafter, agent commissions will not exceed 2% of premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's second Policy Anniversary. Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2003 = $14,148,576.06; 2002 = $22,624,773; and
2001: $26,296,771.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owner to purchase, hold or surrender variable insurance products.

ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------

SALES LOAD -- The maximum sales load under the policy is 6% of premium in order to cover expenses related to the sale and distribution of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, group, or program ("Eligible Group") in accordance with our rules in effect as of the date the application for a policy is approved. An Eligible Group must satisfy certain criteria such as size, expected number of policy holders, or present or anticipated levels of aggregate premiums, administrative expenses or commissions. We may modify, from time to time on a uniform basis, both the amount of the reductions and the criteria for eligibility. Reductions in charges will not be unfairly discriminatory against any person, including the affected policy holders invested in the Separate Account.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds between the ages of 20 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

INCREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. Each unscheduled increase in Face Amount is subject to an increase fee of 1/12 of $1 per $1,000 of each increase per month for the first twelve months from the effective date of each increase. This amount will not be less than 1/12 of $500 but not greater than 1/12 of $3,000.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

PERFORMANCE DATA
--------------------------------------------------------------------------------

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE CONTRACT OWNERS OF HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY SEPARATE ACCOUNT VL II AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account VL II (the "Account") comprising the AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Mid Cap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Value Opportunities HLS Fund, MFS New Discovery Series, MFS Total Return Series, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Technology, High Yield, U.S. Mid Cap Value, American Opportunities, Balanced Growth, Flexible Income, Dividend Growth, Money Market, Value-Added Market, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam Equity Income Fund, and Growth and Income (collectively, the "sub-accounts") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years ended
December 31, 2003, for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with investment companies; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Hartford Life and Annuity Insurance Company Separate Account VL II as of December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Hartford, Connecticut
February 25, 2004

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           ----------------  ----------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....        15,328            2,633             212,404
                               ========          =======          ==========
    Cost.................      $176,116          $51,011          $2,942,890
                               ========          =======          ==========
    Market Value.........      $184,858          $53,258          $3,081,989
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --               --                      248
  Receivable from fund
   shares sold...........       --               --                 --
  Other assets...........       --               --                 --
                               --------          -------          ----------
  Total Assets...........       184,858           53,258           3,082,237
                               --------          -------          ----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --               --                 --
  Payable for fund shares
   purchased.............       --               --                      248
  Other liabilities......       --               --                 --
                               --------          -------          ----------
  Total Liabilities......       --               --                      248
                               --------          -------          ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $184,858          $53,258          $3,081,989
                               ========          =======          ==========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                            AMERICAN FUNDS                     AMERICAN FUNDS                  AMERICAN FUNDS
                           BLUE CHIP INCOME   AMERICAN FUNDS   GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME     AMERICAN FUNDS
                           AND GROWTH FUND      BOND FUND           FUND        GROWTH FUND         FUND       INTERNATIONAL FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ----------------  --------------  --------------  --------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....        242,318           144,636          480,436         561,525         947,955           359,391
                              ==========        ==========       ==========     ===========     ===========        ==========
    Cost.................     $2,112,789        $1,587,369       $6,195,600     $22,376,197     $27,501,384        $4,292,317
                              ==========        ==========       ==========     ===========     ===========        ==========
    Market Value.........     $2,268,094        $1,630,044       $7,326,647     $25,549,367     $31,737,537        $4,815,837
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                --                  3,980         --               12,968           295,708
  Receivable from fund
   shares sold...........         22,755            14,304          --               36,849         --               --
  Other assets...........       --                --                --                   11              69                 1
                              ----------        ----------       ----------     -----------     -----------        ----------
  Total Assets...........      2,290,849         1,644,348        7,330,627      25,586,227      31,750,574         5,111,546
                              ----------        ----------       ----------     -----------     -----------        ----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............         22,755            14,304          --               36,849         --               --
  Payable for fund shares
   purchased.............       --                --                  3,980         --               12,968           295,708
  Other liabilities......       --                --                      8         --              --               --
                              ----------        ----------       ----------     -----------     -----------        ----------
  Total Liabilities......         22,755            14,304            3,988          36,849          12,968           295,708
                              ----------        ----------       ----------     -----------     -----------        ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $2,268,094        $1,630,044       $7,326,639     $25,549,378     $31,737,606        $4,815,838
                              ==========        ==========       ==========     ===========     ===========        ==========

                            AMERICAN FUNDS
                              NEW WORLD
                                 FUND
                           SUB-ACCOUNT (A)
                           ----------------
ASSETS:
  Investments:
    Number of Shares.....        30,261
                               ========
    Cost.................      $322,232
                               ========
    Market Value.........      $361,311
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --
  Receivable from fund
   shares sold...........       --
  Other assets...........       --
                               --------
  Total Assets...........       361,311
                               --------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --
  Payable for fund shares
   purchased.............       --
  Other liabilities......       --
                               --------
  Total Liabilities......       --
                               --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $361,311
                               ========

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                           AMERICAN FUNDS
                            GLOBAL SMALL
                           CAPITALIZATION  FIDELITY VIP ASSET  FIDELITY VIP EQUITY-
                                FUND       MANAGER PORTFOLIO     INCOME PORTFOLIO
                            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
                           --------------  ------------------  --------------------
ASSETS:
  Investments:
    Number of Shares.....       442,481           270,473              693,878
                             ==========        ==========          ===========
    Cost.................    $4,762,692        $4,320,921          $15,386,751
                             ==========        ==========          ===========
    Market Value.........    $6,230,131        $3,911,035          $16,084,094
  Due from Hartford Life
   and Annuity Insurance
   Company...............         7,313          --                      3,925
  Receivable from fund
   shares sold...........       --               --                  --
  Other assets...........       --                      2                   21
                             ----------        ----------          -----------
  Total Assets...........     6,237,444         3,911,037           16,088,040
                             ----------        ----------          -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --               --                  --
  Payable for fund shares
   purchased.............         7,313          --                      3,925
  Other liabilities......            19          --                  --
                             ----------        ----------          -----------
  Total Liabilities......         7,332          --                      3,925
                             ----------        ----------          -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $6,230,112        $3,911,037          $16,084,115
                             ==========        ==========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                           FIDELITY VIP                        FRANKLIN SMALL    FRANKLIN STRATEGIC       MUTUAL
                             OVERSEAS      FRANKLIN SMALL        CAP VALUE             INCOME        SHARES SECURITIES
                            PORTFOLIO         CAP FUND        SECURITIES FUND     SECURITIES FUND          FUND
                           SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT (A)     SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ------------  ------------------  ------------------  ------------------  -----------------
ASSETS:
  Investments:
    Number of Shares.....      179,717            839               41,692                289              60,653
                            ==========        =======             ========             ======            ========
    Cost.................   $3,658,173        $13,048             $488,153             $3,251            $855,791
                            ==========        =======             ========             ======            ========
    Market Value.........   $2,801,783        $14,618             $528,232             $3,520            $903,129
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --             --                  --                  --                  --
  Receivable from fund
   shares sold...........      --             --                     2,113            --                    2,550
  Other assets...........            1        --                  --                  --                  --
                            ----------        -------             --------             ------            --------
  Total Assets...........    2,801,784         14,618              530,345              3,520             905,679
                            ----------        -------             --------             ------            --------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --             --                     2,113            --                    2,550
  Payable for fund shares
   purchased.............      --             --                  --                  --                  --
  Other liabilities......      --             --                  --                  --                  --
                            ----------        -------             --------             ------            --------
  Total Liabilities......      --             --                     2,113            --                    2,550
                            ----------        -------             --------             ------            --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $2,801,784        $14,618             $528,232             $3,520            $903,129
                            ==========        =======             ========             ======            ========

                               TEMPLETON
                               DEVELOPING          TEMPLETON
                                MARKETS        GROWTH SECURITIES
                            SECURITIES FUND          FUND
                            SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ------------------  -----------------
ASSETS:
  Investments:
    Number of Shares.....           463                573
                                 ======             ======
    Cost.................        $2,567             $5,545
                                 ======             ======
    Market Value.........        $3,305             $6,415
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                 --
  Receivable from fund
   shares sold...........       --                 --
  Other assets...........       --                 --
                                 ------             ------
  Total Assets...........         3,305              6,415
                                 ------             ------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                 --
  Payable for fund shares
   purchased.............       --                 --
  Other liabilities......       --                 --
                                 ------             ------
  Total Liabilities......       --                 --
                                 ------             ------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........        $3,305             $6,415
                                 ======             ======

(a)  From inception, June 23, 2003 to December 31, 2003.
(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                                                             HARTFORD CAPITAL
                           HARTFORD ADVISERS  HARTFORD BOND  APPRECIATION HLS
                               HLS FUND         HLS FUND           FUND
                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------  -------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....       2,067,640        2,681,962       1,361,164
                              ===========      ===========     ===========
    Cost.................     $51,838,160      $30,551,963     $63,761,172
                              ===========      ===========     ===========
    Market Value.........     $46,877,425      $33,034,143     $61,126,743
  Due from Hartford Life
   and Annuity Insurance
   Company...............          60,303          --               22,342
  Receivable from fund
   shares sold...........        --                221,867        --
  Other assets...........              17               46               9
                              -----------      -----------     -----------
  Total Assets...........      46,937,745       33,256,056      61,149,094
                              -----------      -----------     -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............        --                221,867        --
  Payable for fund shares
   purchased.............          60,303          --               22,342
  Other liabilities......        --                --             --
                              -----------      -----------     -----------
  Total Liabilities......          60,303          221,867          22,342
                              -----------      -----------     -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $46,877,442      $33,034,189     $61,126,752
                              ===========      ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                           HARTFORD DIVIDEND  HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL       HARTFORD
                            AND GROWTH HLS     ADVISERS HLS      LEADERS HLS    TECHNOLOGY HLS   DISCIPLINED EQUITY
                                 FUND              FUND             FUND             FUND             HLS FUND
                              SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT (C)
                           -----------------  ---------------  ---------------  ---------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....       1,604,958          85,316           33,617           71,490             663,108
                              ===========        ========         ========         ========          ==========
    Cost.................     $30,472,986        $990,686         $499,558         $286,392          $8,296,469
                              ===========        ========         ========         ========          ==========
    Market Value.........     $30,120,644        $948,171         $521,971         $348,662          $7,428,720
  Due from Hartford Life
   and Annuity Insurance
   Company...............        --               --               --               --                      701
  Receivable from fund
   shares sold...........          10,738         --               --               --                 --
  Other assets...........              22         --                     1          --                       11
                              -----------        --------         --------         --------          ----------
  Total Assets...........      30,131,404         948,171          521,972          348,662           7,429,432
                              -----------        --------         --------         --------          ----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............          10,738         --               --               --                 --
  Payable for fund shares
   purchased.............        --               --               --               --                      701
  Other liabilities......        --               --               --               --                 --
                              -----------        --------         --------         --------          ----------
  Total Liabilities......          10,738         --               --               --                      701
                              -----------        --------         --------         --------          ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $30,120,666        $948,171         $521,972         $348,662          $7,428,731
                              ===========        ========         ========         ========          ==========

                           HARTFORD GROWTH
                            OPPORTUNITIES    HARTFORD INDEX
                               HLS FUND         HLS FUND
                           SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  --------------
ASSETS:
  Investments:
    Number of Shares.....         99,323        1,789,154
                              ==========      ===========
    Cost.................     $2,095,099      $60,793,769
                              ==========      ===========
    Market Value.........     $2,341,513      $52,952,956
  Due from Hartford Life
   and Annuity Insurance
   Company...............         18,183              949
  Receivable from fund
   shares sold...........       --                --
  Other assets...........       --                      9
                              ----------      -----------
  Total Assets...........      2,359,696       52,953,914
                              ----------      -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                --
  Payable for fund shares
   purchased.............         18,183              949
  Other liabilities......       --                --
                              ----------      -----------
  Total Liabilities......         18,183              949
                              ----------      -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $2,341,513      $52,952,965
                              ==========      ===========

(a)  From inception, June 23, 2003 to December 31, 2003.
(c) Formerly Hartford Growth & Income HLS Fund Sub-Account. Change effective November 3, 2003.

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                                HARTFORD         HARTFORD
                             INTERNATIONAL     INTERNATIONAL
                             SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP
                                HLS FUND         HLS FUND        HLS FUND
                            SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
ASSETS:
  Investments:
    Number of Shares.....         39,648            926,652       1,371,556
                                ========        ===========     ===========
    Cost.................       $516,286        $11,553,014     $28,688,909
                                ========        ===========     ===========
    Market Value.........       $500,177        $ 9,368,661     $33,787,622
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                  --                  165
  Receivable from fund
   shares sold...........          5,047            --             --
  Other assets...........       --                        4        --
                                --------        -----------     -----------
  Total Assets...........        505,224          9,368,665      33,787,787
                                --------        -----------     -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............          5,047            --             --
  Payable for fund shares
   purchased.............       --                  --                  165
  Other liabilities......       --                  --                   12
                                --------        -----------     -----------
  Total Liabilities......          5,047            --                  177
                                --------        -----------     -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $500,177        $ 9,368,665     $33,787,610
                                ========        ===========     ===========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                                                 HARTFORD
                                                                 MORTGAGE     HARTFORD SMALL                    HARTFORD VALUE
                           HARTFORD MIDCAP   HARTFORD MONEY   SECURITIES HLS   COMPANY HLS    HARTFORD STOCK    OPPORTUNITIES
                            VALUE HLS FUND   MARKET HLS FUND       FUND            FUND          HLS FUND          HLS FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ---------------  --------------  --------------  --------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....         86,997        50,362,381         563,422       1,023,402       1,075,677           62,165
                              ==========       ===========      ==========     ===========     ===========         ========
    Cost.................     $1,014,310       $50,362,381      $6,511,601     $14,075,123     $61,873,057         $862,338
                              ==========       ===========      ==========     ===========     ===========         ========
    Market Value.........     $1,075,773       $50,362,381      $6,671,593     $14,825,325     $47,725,400         $952,829
  Due from Hartford Life
   and Annuity Insurance
   Company...............         55,103           277,424         --               19,425          73,943         --
  Receivable from fund
   shares sold...........       --                --                73,660         --              --                 1,284
  Other assets...........       --                --               --                    6         --              --
                              ----------       -----------      ----------     -----------     -----------         --------
  Total Assets...........      1,130,876        50,639,805       6,745,253      14,844,756      47,799,343          954,113
                              ----------       -----------      ----------     -----------     -----------         --------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                --                73,660         --              --                 1,284
  Payable for fund shares
   purchased.............         55,103           277,424         --               19,425          73,943         --
  Other liabilities......       --                       2               5         --                   12         --
                              ----------       -----------      ----------     -----------     -----------         --------
  Total Liabilities......         55,103           277,426          73,665          19,425          73,955            1,284
                              ----------       -----------      ----------     -----------     -----------         --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $1,075,773       $50,362,379      $6,671,588     $14,825,331     $47,725,388         $952,829
                              ==========       ===========      ==========     ===========     ===========         ========

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                                                                    CORE
                               MFS NEW           MFS TOTAL       PLUS FIXED
                           DISCOVERY SERIES    RETURN SERIES       INCOME
                           SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  ------------------  -----------
ASSETS:
  Investments:
    Number of Shares.....        6,821              46,910           2,595
                               =======            ========         =======
    Cost.................      $92,455            $864,682         $29,510
                               =======            ========         =======
    Market Value.........      $95,216            $918,497         $29,950
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --                 --                --
  Receivable from fund
   shares sold...........      --                 --                --
  Other assets...........      --                 --                --
                               -------            --------         -------
  Total Assets...........       95,216             918,497          29,950
                               -------            --------         -------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --                 --                --
  Payable for fund shares
   purchased.............      --                 --                --
  Other liabilities......      --                 --                --
                               -------            --------         -------
  Total Liabilities......      --                 --                --
                               -------            --------         -------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........      $95,216            $918,497         $29,950
                               =======            ========         =======

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________


                           EMERGING MARKETS  EMERGING MARKETS                  HIGH          U.S.            AMERICAN
                                 DEBT             EQUITY       TECHNOLOGY      YIELD     MID CAP VALUE    OPPORTUNITIES
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (B)   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  ----------------  -----------  -----------  -------------  ------------------
ASSETS:
  Investments:
    Number of Shares.....          337               365            281        1,089          1,475              524
                                ======            ======         ======       ======        =======           ======
    Cost.................       $2,803            $3,256         $  883       $7,333        $19,213           $6,290
                                ======            ======         ======       ======        =======           ======
    Market Value.........       $3,049            $3,296         $1,025       $7,720        $21,866           $7,316
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --                --               --           --            --              --
  Receivable from fund
   shares sold...........      --                --               --           --            --              --
  Other assets...........      --                --               --           --            --              --
                                ------            ------         ------       ------        -------           ------
  Total Assets...........        3,049             3,296          1,025        7,720         21,866            7,316
                                ------            ------         ------       ------        -------           ------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --                --               --           --            --              --
  Payable for fund shares
   purchased.............      --                --               --           --            --              --
  Other liabilities......      --                --               --           --            --              --
                                ------            ------         ------       ------        -------           ------
  Total Liabilities......      --                --               --           --            --              --
                                ------            ------         ------       ------        -------           ------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $3,049            $3,296         $1,025       $7,720        $21,866           $7,316
                                ======            ======         ======       ======        =======           ======

(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003


                           BALANCED GROWTH    FLEXIBLE INCOME    DIVIDEND GROWTH
                           SUB-ACCOUNT (B)    SUB-ACCOUNT (D)    SUB-ACCOUNT (B)
                           ----------------  ------------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....           86                577                308
                                ======             ======             ======
    Cost.................       $1,242             $4,266             $4,190
                                ======             ======             ======
    Market Value.........       $1,263             $4,491             $4,560
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --                 --                 --
  Receivable from fund
   shares sold...........      --                 --                 --
  Other assets...........      --                 --                 --
                                ------             ------             ------
  Total Assets...........        1,263              4,491              4,560
                                ------             ------             ------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --                 --                 --
  Payable for fund shares
   purchased.............      --                 --                 --
  Other liabilities......      --                 --                 --
                                ------             ------             ------
  Total Liabilities......      --                 --                 --
                                ------             ------             ------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $1,263             $4,491             $4,560
                                ======             ======             ======

(b)  From inception, April 1, 2002 to December 31, 2003.
(d)  Formerly Diversified Income Sub-Account. Change effective May 1, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                                        PUTNAM VT   PUTNAM VT GLOBAL                      PUTNAM VT
                                            VALUE-     DIVERSIFIED  ASSET ALLOCATION  PUTNAM VT GLOBAL   GROWTH AND
                           MONEY MARKET  ADDED MARKET  INCOME FUND        FUND          EQUITY FUND      INCOME FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ------------  ------------  -----------  ----------------  ----------------  -------------
ASSETS:
  Investments:
    Number of Shares.....     342,591          986        321,764          97,543           593,744          856,089
                             ========      =======     ==========      ==========       ===========      ===========
    Cost.................    $342,591      $18,027     $2,824,314      $1,680,134       $10,758,400      $22,193,010
                             ========      =======     ==========      ==========       ===========      ===========
    Market Value.........    $342,591      $20,697     $2,998,839      $1,310,002       $ 5,498,073      $20,023,882
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --           --             --            --                --                    519
  Receivable from fund
   shares sold...........      --           --             --            --                --                --
  Other assets...........      --           --             --            --                       1          --
                             --------      -------     ----------      ----------       -----------      -----------
  Total Assets...........     342,591       20,697      2,998,839       1,310,002         5,498,074       20,024,401
                             --------      -------     ----------      ----------       -----------      -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --           --             --            --                --                --
  Payable for fund shares
   purchased.............      --           --             --            --                --                    519
  Other liabilities......      --           --             --            --                --                      1
                             --------      -------     ----------      ----------       -----------      -----------
  Total Liabilities......      --           --             --            --                --                    520
                             --------      -------     ----------      ----------       -----------      -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $342,591      $20,697     $2,998,839      $1,310,002       $ 5,498,074      $20,023,881
                             ========      =======     ==========      ==========       ===========      ===========

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003


                           PUTNAM VT HEALTH  PUTNAM VT HIGH   PUTNAM VT
                            SCIENCES FUND      YIELD FUND    INCOME FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------  --------------  -----------
ASSETS:
  Investments:
    Number of Shares.....        201,690        1,166,847       508,055
                              ==========      ===========    ==========
    Cost.................     $2,447,287      $10,029,840    $6,441,741
                              ==========      ===========    ==========
    Market Value.........     $2,226,661      $ 9,299,625    $6,558,920
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                --             --
  Receivable from fund
   shares sold...........       --                 16,673        --
  Other assets...........       --                --             --
                              ----------      -----------    ----------
  Total Assets...........      2,226,661        9,316,298     6,558,920
                              ----------      -----------    ----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                 16,673        --
  Payable for fund shares
   purchased.............       --                --             --
  Other liabilities......       --                --             --
                              ----------      -----------    ----------
  Total Liabilities......       --                 16,673        --
                              ----------      -----------    ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $2,226,661      $ 9,299,625    $6,558,920
                              ==========      ===========    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                             PUTNAM VT                            PUTNAM VT
                           INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                                   PUTNAM VT NEW
                            GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     PUTNAM VT MONEY  OPPORTUNITIES
                            INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND    MARKET FUND        FUND
                            SUB-ACCOUNT    SUB-ACCOUNT (E)       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ------------------  -----------------  --------------  ---------------  -------------
ASSETS:
  Investments:
    Number of Shares.....       361,462        1,038,309             99,276           264,528        651,439           519,002
                             ==========      ===========         ==========        ==========       ========       ===========
    Cost.................    $4,243,950      $15,118,566         $1,904,466        $3,634,632       $651,439       $14,570,059
                             ==========      ===========         ==========        ==========       ========       ===========
    Market Value.........    $4,102,594      $13,414,304         $1,107,926        $2,364,877       $651,439       $ 8,002,951
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                 1,637           --                 --             --                  1,637
  Receivable from fund
   shares sold...........       --              --                   21,418             6,714        --                --
  Other assets...........       --              --                 --                 --                   3           --
                             ----------      -----------         ----------        ----------       --------       -----------
  Total Assets...........     4,102,594       13,415,941          1,129,344         2,371,591        651,442         8,004,588
                             ----------      -----------         ----------        ----------       --------       -----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --              --                   21,418             6,714        --                --
  Payable for fund shares
   purchased.............       --                 1,637           --                 --             --                  1,637
  Other liabilities......       --                     3           --                 --             --                --
                             ----------      -----------         ----------        ----------       --------       -----------
  Total Liabilities......       --                 1,640             21,418             6,714        --                  1,637
                             ----------      -----------         ----------        ----------       --------       -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $4,102,594      $13,414,301         $1,107,926        $2,364,877       $651,442       $ 8,002,951
                             ==========      ===========         ==========        ==========       ========       ===========

(e) Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                                          PUTNAM VT OTC &  PUTNAM VT THE
                           PUTNAM VT NEW  EMERGING GROWTH  GEORGE PUTNAM
                            VALUE FUND         FUND        FUND OF BOSTON
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ---------------  --------------
ASSETS:
  Investments:
    Number of Shares.....      334,040         273,186          156,618
                            ==========      ==========       ==========
    Cost.................   $4,205,197      $3,717,003       $1,639,157
                            ==========      ==========       ==========
    Market Value.........   $4,790,129      $1,518,917       $1,711,836
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --              --               --
  Receivable from fund
   shares sold...........      --                1,804          --
  Other assets...........            1         --               --
                            ----------      ----------       ----------
  Total Assets...........    4,790,130       1,520,721        1,711,836
                            ----------      ----------       ----------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --                1,804          --
  Payable for fund shares
   purchased.............      --              --               --
  Other liabilities......      --              --               --
                            ----------      ----------       ----------
  Total Liabilities......      --                1,804          --
                            ----------      ----------       ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $4,790,130      $1,518,917       $1,711,836
                            ==========      ==========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                                                                                PUTNAM VT                         VAN KAMPEN LIFE
                              PUTNAM VT                                          CAPITAL                          INVESTMENT TRUST
                           UTILITIES GROWTH  PUTNAM VT VISTA   PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY     GROWTH AND
                           AND INCOME FUND        FUND        VOYAGER FUND         FUND           INCOME FUND     INCOME PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)     SUB-ACCOUNT
                           ----------------  ---------------  ------------  ------------------  ----------------  ----------------
ASSETS:
  Investments:
    Number of Shares.....        149,798          189,809         838,442          27,309             26,497            1,575
                              ==========       ==========     ===========        ========           ========          =======
    Cost.................     $2,500,742       $3,628,332     $35,974,129        $345,992           $293,311          $23,081
                              ==========       ==========     ===========        ========           ========          =======
    Market Value.........     $1,712,190       $2,008,181     $21,883,030        $347,646           $320,086          $26,826
  Due from Hartford Life
   and Annuity Insurance
   Company...............       --                --                4,451        --                  --               --
  Receivable from fund
   shares sold...........       --                --              --             --                  --               --
  Other assets...........       --                --                    2        --                  --               --
                              ----------       ----------     -----------        --------           --------          -------
  Total Assets...........      1,712,190        2,008,181      21,887,483         347,646            320,086           26,826
                              ----------       ----------     -----------        --------           --------          -------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                --              --             --                  --               --
  Payable for fund shares
   purchased.............       --                --                4,451        --                  --               --
  Other liabilities......       --                --              --             --                  --               --
                              ----------       ----------     -----------        --------           --------          -------
  Total Liabilities......       --                --                4,451        --                  --               --
                              ----------       ----------     -----------        --------           --------          -------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........     $1,712,190       $2,008,181     $21,883,032        $347,646           $320,086          $26,826
                              ==========       ==========     ===========        ========           ========          =======

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2003

                                        UNITS
                                       OWNED BY       UNIT         CONTRACT
                                     PARTICIPANTS    PRICE*        LIABILITY
                                     ------------  ----------  -----------------
AIM V.I. Mid Cap Core Equity
 Fund..............................       16,226   $11.392463  $         184,858
AIM V.I. Premier Equity Fund.......        4,728    11.264791             53,258
American Funds Asset Allocation
 Fund..............................      278,663    11.059916          3,081,989
American Funds Blue Chip Income and
 Growth Fund.......................      195,550    11.598516          2,268,094
American Funds Bond Fund...........      157,942    10.320517          1,630,044
American Funds Global Growth
 Fund..............................    7,637,190     0.959325          7,326,548
American Funds Global Growth
 Fund..............................            8    11.368863                 91
American Funds Growth Fund.........   31,167,773     0.818667         25,516,028
American Funds Growth Fund.........        3,240    10.293163             33,350
American Funds Growth-Income
 Fund..............................   29,235,666     1.084618         31,709,529
American Funds Growth-Income
 Fund..............................        2,659    10.559346             28,077
American Funds International
 Fund..............................        1,585    11.014339             17,458
American Funds International
 Fund..............................      382,169    12.555634          4,798,380
American Funds New World Fund......       29,080    12.424553            361,311
American Funds Global Small
 Capitalization Fund...............    5,760,402     1.081533          6,230,065
American Funds Global Small
 Capitalization Fund...............            4    11.675119                 47
Fidelity VIP Asset Manager
 Portfolio.........................    2,026,030     1.930394          3,911,037
Fidelity VIP Equity-Income
 Portfolio.........................    6,921,957     2.323637         16,084,115
Fidelity VIP Overseas Portfolio....    1,762,564     1.589607          2,801,784
Franklin Small Cap Fund............        1,471     9.938185             14,618
Franklin Small Cap Value Securities
 Fund..............................       43,401    12.170997            528,232
Franklin Strategic Income
 Securities Fund...................          282    12.486991              3,520
Mutual Shares Securities Fund......        1,504    10.798029             16,245
Mutual Shares Securities Fund......       77,967    11.375095            886,884
Templeton Developing Markets
 Securities Fund...................          237    13.923231              3,305
Templeton Growth Securities Fund...          616    10.420321              6,415
Hartford Advisers HLS Fund.........   18,064,588     2.594991         46,877,442
Hartford Bond HLS Fund.............   15,708,985     2.102885         33,034,189
Hartford Capital Appreciation HLS
 Fund..............................   14,965,640     4.084473         61,126,752
Hartford Dividend and Growth HLS
 Fund..............................   10,614,985     2.837561         30,120,666
Hartford Global Advisers HLS
 Fund..............................      784,196     1.209099            948,171
Hartford Global Leaders HLS Fund...      563,802     0.925806            521,972
Hartford Global Technology HLS
 Fund..............................      476,884     0.731126            348,662
Hartford Disciplined Equity HLS
 Fund..............................    6,288,969     1.181232          7,428,731
Hartford Growth Opportunities HLS
 Fund..............................      193,973    12.071320          2,341,513
Hartford Index HLS Fund............   18,735,804     2.826298         52,952,965
Hartford International Small
 Company HLS Fund..................       38,766    12.902318            500,177
Hartford International
 Opportunities HLS Fund............    5,357,506     1.748699          9,368,665
Hartford MidCap HLS Fund...........   14,126,383     2.391809         33,787,610
Hartford MidCap Value HLS Fund.....       85,381    12.599619          1,075,773
Hartford Money Market HLS Fund.....   32,680,540     1.541051         50,362,379
Hartford Mortgage Securities HLS
 Fund..............................    3,479,601     1.917343          6,671,588
Hartford Small Company HLS Fund....   10,332,156     1.434873         14,825,331
Hartford Stock HLS Fund............   16,244,834     2.937881         47,725,388
Hartford Value Opportunities HLS
 Fund..............................       77,375    12.314438            952,829
MFS New Discovery Series...........        7,857    12.118057             95,216
MFS Total Return Series............          913    10.736851              9,806
MFS Total Return Series............       84,325    10.776006            908,691

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                        UNITS
                                       OWNED BY       UNIT         CONTRACT
                                     PARTICIPANTS    PRICE*        LIABILITY
                                     ------------  ----------  -----------------
Core Plus Fixed Income.............        2,667   $11.230495  $          29,950
Emerging Markets Debt..............          231    13.186557              3,049
Emerging Markets Equity............          271    12.150534              3,296
Technology.........................          124     8.257908              1,025
High Yield.........................          644    11.995127              7,720
U.S. Mid Cap Value.................        2,168    10.088453             21,866
American Opportunities.............          780     9.374730              7,316
Balanced Growth....................          122    10.361510              1,263
Flexible Income....................          362    12.391284              4,491
Dividend Growth....................          459     9.926469              4,560
Money Market.......................       33,861    10.117490            342,591
Value-Added Market.................        1,893    10.934590             20,697
Putnam VT Diversified Income
 Fund..............................      173,776    17.256953          2,998,839
Putnam VT Global Asset Allocation
 Fund..............................       60,441    21.674078          1,310,002
Putnam VT Global Equity Fund.......      283,222    19.412578          5,498,074
Putnam VT Growth and Income Fund...          686    11.362976              7,793
Putnam VT Growth and Income Fund...      733,970    27.270997         20,016,088
Putnam VT Health Sciences Fund.....      194,241    11.463412          2,226,661
Putnam VT High Yield Fund..........        3,449    10.936633             37,718
Putnam VT High Yield Fund..........      467,851    19.796707          9,261,907
Putnam VT Income Fund..............        1,375     9.953490             13,688
Putnam VT Income Fund..............      345,789    18.928406          6,545,232
Putnam VT International Growth and
 Income Fund.......................      350,995    11.688479          4,102,594
Putnam VT International Equity
 Fund..............................       10,024    11.843322            118,723
Putnam VT International Equity
 Fund..............................    1,107,330    12.006885         13,295,578
Putnam VT International New
 Opportunities Fund................      110,240    10.050111          1,107,926
Putnam VT Investors Fund...........      272,180     8.688642          2,364,877
Putnam VT Money Market Fund........      425,287     1.531768            651,442
Putnam VT New Opportunities Fund...          435    11.520422              5,015
Putnam VT New Opportunities Fund...      433,846    18.434963          7,997,936
Putnam VT New Value Fund...........      315,734    15.171400          4,790,130
Putnam VT OTC & Emerging Growth
 Fund..............................      252,824     6.007790          1,518,917
Putnam VT The George Putnam Fund of
 Boston............................      136,507    12.540269          1,711,836
Putnam VT Utilities Growth and
 Income Fund.......................       91,329    18.747452          1,712,190
Putnam VT Vista Fund...............      208,337     9.639100          2,008,181
Putnam VT Voyager Fund.............        5,004    11.213819             56,115
Putnam VT Voyager Fund.............      798,295    27.341904         21,826,917
Putnam VT Capital Opportunities
 Fund..............................       28,901    12.028998            347,646
Putnam VT Equity Income Fund.......       28,163    11.365596            320,086
Growth and Income..................        2,574    10.421916             26,826
                                                               -----------------
GRAND TOTAL........................                            $     621,806,559
                                                               =================

  *  Rounded unit prices.

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............      $--                $   62           $ 45,733
                                ------            ------           --------
CAPITAL GAINS INCOME.....          831           --                 --
                                ------            ------           --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           14                 5                 54
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        8,742             2,247            139,099
                                ------            ------           --------
    Net gain (loss) on
     investments.........        8,756             2,252            139,153
                                ------            ------           --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $9,587            $2,314           $184,886
                                ======            ======           ========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                            AMERICAN FUNDS                     AMERICAN FUNDS                  AMERICAN FUNDS
                           BLUE CHIP INCOME   AMERICAN FUNDS   GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME     AMERICAN FUNDS
                           AND GROWTH FUND      BOND FUND           FUND        GROWTH FUND         FUND       INTERNATIONAL FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ----------------  --------------  --------------  --------------  ------------------
INVESTMENT INCOME:
  Dividends..............      $--               $--             $   11,949      $   23,670      $  269,717         $ 48,267
                               --------           -------        ----------      ----------      ----------         --------
CAPITAL GAINS INCOME.....       --                --                --              --              --              --
                               --------           -------        ----------      ----------      ----------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (1,171)               37             1,342          26,896            (867)           3,358
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       155,305            42,675         1,375,263       4,904,155       6,181,788          523,520
                               --------           -------        ----------      ----------      ----------         --------
    Net gain (loss) on
     investments.........       154,134            42,712         1,376,605       4,931,051       6,180,921          526,878
                               --------           -------        ----------      ----------      ----------         --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $154,134           $42,712        $1,388,554      $4,954,721      $6,450,638         $575,145
                               ========           =======        ==========      ==========      ==========         ========

                            AMERICAN FUNDS
                              NEW WORLD
                                 FUND
                           SUB-ACCOUNT (A)
                           ----------------
INVESTMENT INCOME:
  Dividends..............      $--
                                -------
CAPITAL GAINS INCOME.....       --
                                -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           154
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        39,079
                                -------
    Net gain (loss) on
     investments.........        39,233
                                -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $39,233
                                =======

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                           AMERICAN FUNDS
                            GLOBAL SMALL
                           CAPITALIZATION  FIDELITY VIP ASSET  FIDELITY VIP EQUITY-
                                FUND       MANAGER PORTFOLIO     INCOME PORTFOLIO
                            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
                           --------------  ------------------  --------------------
INVESTMENT INCOME:
  Dividends..............    $   18,956         $130,906            $  210,948
                             ----------         --------            ----------
CAPITAL GAINS INCOME.....       --              --                   --
                             ----------         --------            ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        12,608           87,175                49,830
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,676,663          461,065             3,235,845
                             ----------         --------            ----------
    Net gain (loss) on
     investments.........     1,689,271          548,240             3,285,675
                             ----------         --------            ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $1,708,227         $679,146            $3,496,623
                             ==========         ========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                           FIDELITY VIP                        FRANKLIN SMALL    FRANKLIN STRATEGIC       MUTUAL
                             OVERSEAS      FRANKLIN SMALL        CAP VALUE             INCOME        SHARES SECURITIES
                            PORTFOLIO         CAP FUND        SECURITIES FUND     SECURITIES FUND          FUND
                           SUB-ACCOUNT    SUB-ACCOUNT (B)     SUB-ACCOUNT (A)     SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ------------  ------------------  ------------------  ------------------  -----------------
INVESTMENT INCOME:
  Dividends..............   $   27,871       $--                 $--                   $ 594              $    70
                            ----------         ------             -------              -----              -------
CAPITAL GAINS INCOME.....      --             --                  --                 --                   --
                            ----------         ------             -------              -----              -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      106,000             69                  15               (131)                 267
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,016,876          1,570              40,079                269               47,375
                            ----------         ------             -------              -----              -------
    Net gain (loss) on
     investments.........    1,122,876          1,639              40,094                138               47,642
                            ----------         ------             -------              -----              -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $1,150,747         $1,639             $40,094              $ 732              $47,712
                            ==========         ======             =======              =====              =======

                               TEMPLETON
                               DEVELOPING          TEMPLETON
                                MARKETS        GROWTH SECURITIES
                            SECURITIES FUND          FUND
                            SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ------------------  -----------------
INVESTMENT INCOME:
  Dividends..............         $  8              $   42
                                  ----              ------
CAPITAL GAINS INCOME.....      --                  --
                                  ----              ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           24                 (25)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          738               1,061
                                  ----              ------
    Net gain (loss) on
     investments.........          762               1,036
                                  ----              ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....         $770              $1,078
                                  ====              ======

(a)  From inception, June 23, 2003 to December 31, 2003.
(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             HARTFORD CAPITAL
                           HARTFORD ADVISERS  HARTFORD BOND  APPRECIATION HLS
                               HLS FUND         HLS FUND           FUND
                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------  -------------  ----------------
INVESTMENT INCOME:
  Dividends..............     $1,008,646       $1,147,614      $   298,019
                              ----------       ----------      -----------
CAPITAL GAINS INCOME.....       --                132,823         --
                              ----------       ----------      -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          6,646           36,757          (58,382)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      5,973,179          861,629       16,784,219
                              ----------       ----------      -----------
    Net gain (loss) on
     investments.........      5,979,825          898,386       16,725,837
                              ----------       ----------      -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $6,988,471       $2,178,823      $17,023,856
                              ==========       ==========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                           HARTFORD DIVIDEND  HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL       HARTFORD
                            AND GROWTH HLS     ADVISERS HLS      LEADERS HLS    TECHNOLOGY HLS   DISCIPLINED EQUITY
                                 FUND              FUND             FUND             FUND             HLS FUND
                              SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT (C)
                           -----------------  ---------------  ---------------  ---------------  ------------------
INVESTMENT INCOME:
  Dividends..............     $  383,326         $  6,818         $  2,345          $--              $   78,112
                              ----------         --------         --------         --------          ----------
CAPITAL GAINS INCOME.....        140,225          --               --               --                 --
                              ----------         --------         --------         --------          ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (17,466)          58,489           33,124           20,208               4,279
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      5,327,240          195,819          137,154          114,075           1,510,811
                              ----------         --------         --------         --------          ----------
    Net gain (loss) on
     investments.........      5,309,774          254,308          170,278          134,283           1,515,090
                              ----------         --------         --------         --------          ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $5,833,325         $261,126         $172,623         $134,283          $1,593,202
                              ==========         ========         ========         ========          ==========

                           HARTFORD GROWTH
                            OPPORTUNITIES    HARTFORD INDEX
                               HLS FUND         HLS FUND
                           SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  --------------
INVESTMENT INCOME:
  Dividends..............      $--            $   639,433
                               --------       -----------
CAPITAL GAINS INCOME.....       --                143,242
                               --------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (166)           54,605
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       246,414        10,469,106
                               --------       -----------
    Net gain (loss) on
     investments.........       246,248        10,523,711
                               --------       -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $246,248       $11,306,386
                               ========       ===========

(a)  From inception, June 23, 2003 to December 31, 2003.
(c) Formerly Hartford Growth & Income HLS Fund Sub-Account. Change effective November 3, 2003.

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                HARTFORD         HARTFORD
                             INTERNATIONAL     INTERNATIONAL
                             SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP
                                HLS FUND         HLS FUND        HLS FUND
                            SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
INVESTMENT INCOME:
  Dividends..............       $  3,995        $   70,114      $   68,959
                                --------        ----------      ----------
CAPITAL GAINS INCOME.....         33,444           --              --
                                --------        ----------      ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........             39            27,687           2,412
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (16,109)        1,947,629       8,283,873
                                --------        ----------      ----------
    Net gain (loss) on
     investments.........        (16,070)        1,975,316       8,286,285
                                --------        ----------      ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $ 21,369        $2,045,430      $8,355,244
                                ========        ==========      ==========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                                                                 HARTFORD
                                                                 MORTGAGE     HARTFORD SMALL                    HARTFORD VALUE
                           HARTFORD MIDCAP   HARTFORD MONEY   SECURITIES HLS   COMPANY HLS    HARTFORD STOCK    OPPORTUNITIES
                            VALUE HLS FUND   MARKET HLS FUND       FUND            FUND          HLS FUND          HLS FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ---------------  --------------  --------------  --------------  ------------------
INVESTMENT INCOME:
  Dividends..............      $--              $412,304         $190,395         $--           $  503,121        $--
                               -------          --------         --------       ----------      ----------         -------
CAPITAL GAINS INCOME.....      --                --                29,488          --              --              --
                               -------          --------         --------       ----------      ----------         -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           44           --                    69           85,545          (1,941)            118
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       61,463           --               (83,881)       4,816,297       9,200,747          90,491
                               -------          --------         --------       ----------      ----------         -------
    Net gain (loss) on
     investments.........       61,507           --               (83,812)       4,901,842       9,198,806          90,609
                               -------          --------         --------       ----------      ----------         -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $61,507          $412,304         $136,071       $4,901,842      $9,701,927         $90,609
                               =======          ========         ========       ==========      ==========         =======

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                    CORE
                               MFS NEW           MFS TOTAL       PLUS FIXED
                           DISCOVERY SERIES    RETURN SERIES       INCOME
                           SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  ------------------  -----------
INVESTMENT INCOME:
  Dividends..............      $--               $--                $  18
                                ------            -------           -----
CAPITAL GAINS INCOME.....      --                 --                  230
                                ------            -------           -----
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           (2)                24            (195)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        2,761             53,815             459
                                ------            -------           -----
    Net gain (loss) on
     investments.........        2,759             53,839             264
                                ------            -------           -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $2,759            $53,839           $ 512
                                ======            =======           =====

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________


                           EMERGING MARKETS  EMERGING MARKETS                  HIGH          U.S.            AMERICAN
                                 DEBT             EQUITY       TECHNOLOGY      YIELD     MID CAP VALUE    OPPORTUNITIES
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (B)   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  ----------------  -----------  -----------  -------------  ------------------
INVESTMENT INCOME:
  Dividends..............     $--                $--             $--          $--           $--               $    9
                                 ----           ---------         ----         ----         ------            ------
CAPITAL GAINS INCOME.....      --                 --             --           --            --               --
                                 ----           ---------         ----         ----         ------            ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          12             --                 5           14              4                28
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         246                  40          181          412          2,720             1,026
                                 ----           ---------         ----         ----         ------            ------
    Net gain (loss) on
     investments.........         258                  40          186          426          2,724             1,054
                                 ----           ---------         ----         ----         ------            ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $258           $      40         $186         $426         $2,724            $1,063
                                 ====           =========         ====         ====         ======            ======

(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                           BALANCED GROWTH    FLEXIBLE INCOME    DIVIDEND GROWTH
                           SUB-ACCOUNT (B)    SUB-ACCOUNT (D)    SUB-ACCOUNT (B)
                           ----------------  ------------------  ----------------
INVESTMENT INCOME:
  Dividends..............        $ 7                $120               $ 30
                                 ---                ----               ----
CAPITAL GAINS INCOME.....     --                 --                  --
                                 ---                ----               ----
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         25                  13                 30
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         21                 225                370
                                 ---                ----               ----
    Net gain (loss) on
     investments.........         46                 238                400
                                 ---                ----               ----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $53                $358               $430
                                 ===                ====               ====

(b)  From inception, April 1, 2002 to December 31, 2003.
(d)  Formerly Diversified Income Sub-Account. Change effective May 1, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                                                        PUTNAM VT   PUTNAM VT GLOBAL                     PUTNAM VT
                                            VALUE-     DIVERSIFIED  ASSET ALLOCATION  PUTNAM VT GLOBAL  GROWTH AND
                           MONEY MARKET  ADDED MARKET  INCOME FUND        FUND          EQUITY FUND     INCOME FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  ------------  -----------  ----------------  ----------------  -----------
INVESTMENT INCOME:
  Dividends..............     $1,234        $   61      $307,655        $ 77,883         $   57,428     $  406,405
                              ------        ------      --------        --------         ----------     ----------
CAPITAL GAINS INCOME.....     --               104        --             --                --               --
                              ------        ------      --------        --------         ----------     ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        685            48        43,086          (1,336)             1,400       (115,155)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     --             2,731       244,722         254,145          1,222,633      4,398,736
                              ------        ------      --------        --------         ----------     ----------
    Net gain (loss) on
     investments.........        685         2,779       287,808         252,809          1,224,033      4,283,581
                              ------        ------      --------        --------         ----------     ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $1,919        $2,944      $595,463        $330,692         $1,281,461     $4,689,986
                              ======        ======      ========        ========         ==========     ==========

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                           PUTNAM VT HEALTH  PUTNAM VT HIGH   PUTNAM VT
                            SCIENCES FUND      YIELD FUND    INCOME FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------  --------------  -----------
INVESTMENT INCOME:
  Dividends..............      $ 22,241        $  816,639     $355,079
                               --------        ----------     --------
CAPITAL GAINS INCOME.....       --                --            --
                               --------        ----------     --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (66,123)           42,820         (765)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       497,144           973,404      (18,030)
                               --------        ----------     --------
    Net gain (loss) on
     investments.........       431,021         1,016,224      (18,795)
                               --------        ----------     --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $453,262        $1,832,863     $336,284
                               ========        ==========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                             PUTNAM VT                            PUTNAM VT
                           INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                                   PUTNAM VT NEW
                            GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     PUTNAM VT MONEY  OPPORTUNITIES
                            INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND    MARKET FUND        FUND
                            SUB-ACCOUNT    SUB-ACCOUNT (E)       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ------------------  -----------------  --------------  ---------------  -------------
INVESTMENT INCOME:
  Dividends..............    $   79,388       $  117,241          $  8,837         $   31,289        $12,345          $--
                             ----------       ----------          --------         ----------        -------       ----------
CAPITAL GAINS INCOME.....       --              --                 --                 --             --               --
                             ----------       ----------          --------         ----------        -------       ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       296,710           77,259           (45,395)          (773,585)       --                 3,952
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,094,386        2,911,255           485,717          1,620,704        --             2,326,589
                             ----------       ----------          --------         ----------        -------       ----------
    Net gain (loss) on
     investments.........     1,391,096        2,988,514           440,322            847,119        --             2,330,541
                             ----------       ----------          --------         ----------        -------       ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $1,470,484       $3,105,755          $449,159         $  878,408        $12,345       $2,330,541
                             ==========       ==========          ========         ==========        =======       ==========

(e) Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                          PUTNAM VT OTC &  PUTNAM VT THE
                           PUTNAM VT NEW  EMERGING GROWTH  GEORGE PUTNAM
                            VALUE FUND         FUND        FUND OF BOSTON
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ---------------  --------------
INVESTMENT INCOME:
  Dividends..............   $  102,393        $--             $ 84,780
                            ----------       --------         --------
CAPITAL GAINS INCOME.....      --             --               --
                            ----------       --------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (60,761)       122,374           96,508
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,566,024        500,858          258,463
                            ----------       --------         --------
    Net gain (loss) on
     investments.........    1,505,263        623,232          354,971
                            ----------       --------         --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $1,607,656       $623,232         $439,751
                            ==========       ========         ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                                                                                PUTNAM VT
                              PUTNAM VT                                          CAPITAL
                           UTILITIES GROWTH  PUTNAM VT VISTA   PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY  GROWTH AND
                           AND INCOME FUND        FUND        VOYAGER FUND         FUND           INCOME FUND       INCOME
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT (D)   SUB-ACCOUNT
                           ----------------  ---------------  ------------  ------------------  ----------------  -----------
INVESTMENT INCOME:
  Dividends..............     $  99,772          $--           $  123,326         $7,238            $ 1,483         $   70
                              ---------        ----------      ----------         ------            -------         ------
CAPITAL GAINS INCOME.....       --                --              --             --                 --               --
                              ---------        ----------      ----------         ------            -------         ------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (164,290)         (208,744)        157,475        --                     626             15
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       575,994         1,126,803       4,262,803          1,654             26,775          3,803
                              ---------        ----------      ----------         ------            -------         ------
    Net gain (loss) on
     investments.........       411,704           918,059       4,420,278          1,654             27,401          3,818
                              ---------        ----------      ----------         ------            -------         ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $ 511,476        $  918,059      $4,543,604         $8,892            $28,884         $3,888
                              =========        ==========      ==========         ======            =======         ======

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                AMERICAN FUNDS
                           AIM V.I. MID CAP  AIM V.I. PREMIER  ASSET ALLOCATION
                           CORE EQUITY FUND    EQUITY FUND           FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                           ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................      $--               $    62          $   45,733
  Capital gains income...           831          --                 --
  Net realized gain
   (loss) on security
   transactions..........            14                5                  54
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         8,742            2,247             139,099
                               --------          -------          ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         9,587            2,314             184,886
                               --------          -------          ----------
UNIT TRANSACTIONS:
  Purchases..............        14,467           16,078             357,711
  Net transfers..........       164,075           35,895           2,613,725
  Surrenders for benefit
   payments and fees.....             2               (1)             (9,305)
  Net loan activity......       --               --                 --
  Cost of insurance......        (3,273)          (1,028)            (65,028)
                               --------          -------          ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       175,271           50,944           2,897,103
                               --------          -------          ----------
  Net increase (decrease)
   in net assets.........       184,858           53,258           3,081,989
NET ASSETS:
  Beginning of year......       --               --                 --
                               --------          -------          ----------
  End of year............      $184,858          $53,258          $3,081,989
                               ========          =======          ==========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                            AMERICAN FUNDS                     AMERICAN FUNDS                  AMERICAN FUNDS
                           BLUE CHIP INCOME   AMERICAN FUNDS   GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME     AMERICAN FUNDS
                           AND GROWTH FUND      BOND FUND           FUND        GROWTH FUND         FUND       INTERNATIONAL FUND
                           SUB-ACCOUNT (A)   SUB-ACCOUNT (A)    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ----------------  --------------  --------------  --------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $ --              $ --             $   11,949     $    23,670     $   269,717        $   48,267
  Capital gains income...       --                --                --              --              --               --
  Net realized gain
   (loss) on security
   transactions..........         (1,171)               37            1,342          26,896            (867)            3,358
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        155,305            42,675        1,375,263       4,904,155       6,181,788           523,520
                              ----------        ----------       ----------     -----------     -----------        ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        154,134            42,712        1,388,554       4,954,721       6,450,638           575,145
                              ----------        ----------       ----------     -----------     -----------        ----------
UNIT TRANSACTIONS:
  Purchases..............        329,966           141,655          975,738       3,736,430       4,821,391           306,214
  Net transfers..........      1,983,145         1,489,138        3,451,382      10,045,450       8,952,924         4,055,563
  Surrenders for benefit
   payments and fees.....       (138,912)            2,581          (50,749)       (195,289)       (513,622)           (6,641)
  Net loan activity......       --                --                 (2,581)        (24,583)        (25,623)              (26)
  Cost of insurance......        (60,239)          (46,042)        (405,706)     (1,635,149)     (2,270,631)         (114,417)
                              ----------        ----------       ----------     -----------     -----------        ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      2,113,960         1,587,332        3,968,084      11,926,859      10,964,439         4,240,693
                              ----------        ----------       ----------     -----------     -----------        ----------
  Net increase (decrease)
   in net assets.........      2,268,094         1,630,044        5,356,638      16,881,580      17,415,077         4,815,838
NET ASSETS:
  Beginning of year......       --                --              1,970,001       8,667,798      14,322,529          --
                              ----------        ----------       ----------     -----------     -----------        ----------
  End of year............     $2,268,094        $1,630,044       $7,326,639     $25,549,378     $31,737,606        $4,815,838
                              ==========        ==========       ==========     ===========     ===========        ==========

                            AMERICAN FUNDS
                              NEW WORLD
                                 FUND
                           SUB-ACCOUNT (A)
                           ----------------
OPERATIONS:
  Net investment income
   (loss)................      $--
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........           154
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        39,079
                               --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        39,233
                               --------
UNIT TRANSACTIONS:
  Purchases..............        34,894
  Net transfers..........       301,457
  Surrenders for benefit
   payments and fees.....           156
  Net loan activity......       --
  Cost of insurance......       (14,429)
                               --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       322,078
                               --------
  Net increase (decrease)
   in net assets.........       361,311
NET ASSETS:
  Beginning of year......       --
                               --------
  End of year............      $361,311
                               ========

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                           AMERICAN FUNDS
                            GLOBAL SMALL
                           CAPITALIZATION  FIDELITY VIP ASSET  FIDELITY VIP EQUITY-
                                FUND       MANAGER PORTFOLIO     INCOME PORTFOLIO
                            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
                           --------------  ------------------  --------------------
OPERATIONS:
  Net investment income
   (loss)................    $   18,956        $  130,906          $   210,948
  Capital gains income...       --               --                  --
  Net realized gain
   (loss) on security
   transactions..........        12,608            87,175               49,830
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,676,663           461,065            3,235,845
                             ----------        ----------          -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,708,227           679,146            3,496,623
                             ----------        ----------          -----------
UNIT TRANSACTIONS:
  Purchases..............       414,216           485,113            2,563,172
  Net transfers..........     3,239,733          (154,838)           1,270,182
  Surrenders for benefit
   payments and fees.....       (51,166)         (178,854)            (655,209)
  Net loan activity......          (538)          (15,664)              38,177
  Cost of insurance......      (263,041)         (323,536)          (1,302,818)
                             ----------        ----------          -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     3,339,204          (187,779)           1,913,504
                             ----------        ----------          -----------
  Net increase (decrease)
   in net assets.........     5,047,431           491,367            5,410,127
NET ASSETS:
  Beginning of year......     1,182,681         3,419,670           10,673,988
                             ----------        ----------          -----------
  End of year............    $6,230,112        $3,911,037          $16,084,115
                             ==========        ==========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-38 ____________________________________

                            FIDELITY VIP                          FRANKLIN SMALL    FRANKLIN STRATEGIC       MUTUAL
                              OVERSEAS        FRANKLIN SMALL        CAP VALUE             INCOME        SHARES SECURITIES
                              PORTFOLIO          CAP FUND        SECURITIES FUND     SECURITIES FUND          FUND
                             SUB-ACCOUNT     SUB-ACCOUNT (B)     SUB-ACCOUNT (A)     SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ---------------  ------------------  ------------------  ------------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................    $    27,871         $--                 $--                 $   594            $     70
  Capital gains income...       --               --                  --                  --                  --
  Net realized gain
   (loss) on security
   transactions..........        106,000              69                   15               (131)                267
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,016,876           1,570               40,079                269              47,375
                             -----------         -------             --------            -------            --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      1,150,747           1,639               40,094                732              47,712
                             -----------         -------             --------            -------            --------
UNIT TRANSACTIONS:
  Purchases..............        376,032             158               33,274                  9              31,074
  Net transfers..........     (1,326,946)         13,912              464,330              4,812             837,067
  Surrenders for benefit
   payments and fees.....        (98,630)            (24)                  41            --                      (22)
  Net loan activity......         (6,048)        --                  --                  --                  --
  Cost of insurance......       (289,881)         (1,067)              (9,507)            (2,033)            (13,622)
                             -----------         -------             --------            -------            --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (1,345,473)         12,979              488,138              2,788             854,497
                             -----------         -------             --------            -------            --------
  Net increase (decrease)
   in net assets.........       (194,726)         14,618              528,232              3,520             902,209
NET ASSETS:
  Beginning of year......      2,996,510         --                  --                  --                      920
                             -----------         -------             --------            -------            --------
  End of year............    $ 2,801,784         $14,618             $528,232            $ 3,520            $903,129
                             ===========         =======             ========            =======            ========

                               TEMPLETON
                               DEVELOPING          TEMPLETON
                                MARKETS        GROWTH SECURITIES
                            SECURITIES FUND          FUND
                            SUB-ACCOUNT (B)       SUB-ACCOUNT
                           ------------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................        $    8             $   42
  Capital gains income...       --                 --
  Net realized gain
   (loss) on security
   transactions..........            24                (25)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................           738              1,061
                                 ------             ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           770              1,078
                                 ------             ------
UNIT TRANSACTIONS:
  Purchases..............       --                   2,347
  Net transfers..........         2,782              2,042
  Surrenders for benefit
   payments and fees.....       --                 --
  Net loan activity......       --                 --
  Cost of insurance......          (247)              (776)
                                 ------             ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         2,535              3,613
                                 ------             ------
  Net increase (decrease)
   in net assets.........         3,305              4,691
NET ASSETS:
  Beginning of year......       --                   1,724
                                 ------             ------
  End of year............        $3,305             $6,415
                                 ======             ======

(a)  From inception, June 23, 2003 to December 31, 2003.
(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             HARTFORD CAPITAL
                           HARTFORD ADVISERS  HARTFORD BOND  APPRECIATION HLS
                               HLS FUND         HLS FUND           FUND
                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------  -------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................     $ 1,008,646      $ 1,147,614     $   298,019
  Capital gains income...        --                132,823        --
  Net realized gain
   (loss) on security
   transactions..........           6,646           36,757         (58,382)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       5,973,179          861,629      16,784,219
                              -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       6,988,471        2,178,823      17,023,856
                              -----------      -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       8,251,269        4,169,402       8,428,601
  Net transfers..........       1,450,886        7,695,373       3,430,609
  Surrenders for benefit
   payments and fees.....      (1,163,017)      (1,157,384)     (1,929,665)
  Net loan activity......         (25,281)        (214,913)       (196,066)
  Cost of insurance......      (4,410,730)      (2,837,570)     (4,890,188)
                              -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       4,103,127        7,654,908       4,843,291
                              -----------      -----------     -----------
  Net increase (decrease)
   in net assets.........      11,091,598        9,833,731      21,867,147
NET ASSETS:
  Beginning of year......      35,785,844       23,200,458      39,259,605
                              -----------      -----------     -----------
  End of year............     $46,877,442      $33,034,189     $61,126,752
                              ===========      ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-40 ____________________________________

                           HARTFORD DIVIDEND  HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL       HARTFORD
                            AND GROWTH HLS     ADVISERS HLS      LEADERS HLS    TECHNOLOGY HLS   DISCIPLINED EQUITY
                                 FUND              FUND             FUND             FUND             HLS FUND
                              SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT (C)
                           -----------------  ---------------  ---------------  ---------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $   383,326       $    6,818        $   2,345        $--               $   78,112
  Capital gains income...         140,225          --               --              --                 --
  Net realized gain
   (loss) on security
   transactions..........         (17,466)          58,489           33,124          20,208               4,279
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       5,327,240          195,819          137,154         114,075           1,510,811
                              -----------       ----------        ---------        --------          ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       5,833,325          261,126          172,623         134,283           1,593,202
                              -----------       ----------        ---------        --------          ----------
UNIT TRANSACTIONS:
  Purchases..............       4,619,437          147,088          113,655          50,525           1,303,411
  Net transfers..........       3,234,164         (597,159)        (231,798)         71,491             254,692
  Surrenders for benefit
   payments and fees.....        (883,059)         (62,466)            (958)        (10,770)           (209,007)
  Net loan activity......        (170,254)         --               --              --                   13,194
  Cost of insurance......      (2,475,341)        (140,741)         (62,772)        (33,326)           (663,176)
                              -----------       ----------        ---------        --------          ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       4,324,947         (653,278)        (181,873)         77,920             699,114
                              -----------       ----------        ---------        --------          ----------
  Net increase (decrease)
   in net assets.........      10,158,272         (392,152)          (9,250)        212,203           2,292,316
NET ASSETS:
  Beginning of year......      19,962,394        1,340,323          531,222         136,459           5,136,415
                              -----------       ----------        ---------        --------          ----------
  End of year............     $30,120,666       $  948,171        $ 521,972        $348,662          $7,428,731
                              ===========       ==========        =========        ========          ==========

                           HARTFORD GROWTH
                            OPPORTUNITIES    HARTFORD INDEX
                               HLS FUND         HLS FUND
                           SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  --------------
OPERATIONS:
  Net investment income
   (loss)................     $ --            $   639,433
  Capital gains income...       --                143,242
  Net realized gain
   (loss) on security
   transactions..........           (166)          54,605
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        246,414       10,469,106
                              ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        246,248       11,306,386
                              ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............        164,701        7,515,991
  Net transfers..........      1,995,700        1,329,011
  Surrenders for benefit
   payments and fees.....         (8,200)      (1,601,933)
  Net loan activity......       --                 (4,286)
  Cost of insurance......        (56,936)      (3,953,724)
                              ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      2,095,265        3,285,059
                              ----------      -----------
  Net increase (decrease)
   in net assets.........      2,341,513       14,591,445
NET ASSETS:
  Beginning of year......       --             38,361,520
                              ----------      -----------
  End of year............     $2,341,513      $52,952,965
                              ==========      ===========

(a)  From inception, June 23, 2003 to December 31, 2003.
(c) Formerly Hartford Growth and Income HLS Fund Sub-Account. Change effective November 3, 2003.

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                HARTFORD         HARTFORD
                             INTERNATIONAL     INTERNATIONAL
                             SMALL COMPANY     OPPORTUNITIES  HARTFORD MIDCAP
                                HLS FUND         HLS FUND        HLS FUND
                            SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------  -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................       $  3,995        $   70,114      $    68,959
  Capital gains income...         33,444           --              --
  Net realized gain
   (loss) on security
   transactions..........             39            27,687            2,412
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (16,109)        1,947,629        8,283,873
                                --------        ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         21,369         2,045,430        8,355,244
                                --------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............         16,731         1,252,678        4,620,782
  Net transfers..........        469,934         1,264,160        3,863,222
  Surrenders for benefit
   payments and fees.....         (2,087)         (208,936)        (529,563)
  Net loan activity......       --                 (39,427)        (108,156)
  Cost of insurance......         (5,770)         (643,791)      (2,621,628)
                                --------        ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        478,808         1,624,684        5,224,657
                                --------        ----------      -----------
  Net increase (decrease)
   in net assets.........        500,177         3,670,114       13,579,901
NET ASSETS:
  Beginning of year......       --               5,698,551       20,207,709
                                --------        ----------      -----------
  End of year............       $500,177        $9,368,665      $33,787,610
                                ========        ==========      ===========

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-42 ____________________________________

                                                                 HARTFORD
                                                                 MORTGAGE     HARTFORD SMALL                    HARTFORD VALUE
                           HARTFORD MIDCAP   HARTFORD MONEY   SECURITIES HLS   COMPANY HLS    HARTFORD STOCK    OPPORTUNITIES
                            VALUE HLS FUND   MARKET HLS FUND       FUND            FUND          HLS FUND          HLS FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (A)
                           ----------------  ---------------  --------------  --------------  --------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................     $ --            $    412,304      $  190,395     $   --          $   503,121         $--
  Capital gains income...       --                --                29,488         --              --              --
  Net realized gain
   (loss) on security
   transactions..........             44          --                    69          85,545          (1,941)             118
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         61,463          --               (83,881)      4,816,297       9,200,747           90,491
                              ----------      ------------      ----------     -----------     -----------         --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         61,507           412,304         136,071       4,901,842       9,701,927           90,609
                              ----------      ------------      ----------     -----------     -----------         --------
UNIT TRANSACTIONS:
  Purchases..............         39,022        57,373,296       1,178,165       2,048,079       8,476,764           24,702
  Net transfers..........        994,013       (50,334,711)      1,042,494       2,328,609         575,713          848,534
  Surrenders for benefit
   payments and fees.....            968        (7,063,219)       (251,700)       (443,702)     (1,652,238)             126
  Net loan activity......       --                 (50,046)         (6,727)        (88,311)        (52,157)        --
  Cost of insurance......        (19,737)       (6,128,383)       (589,736)     (1,072,096)     (4,532,197)         (11,142)
                              ----------      ------------      ----------     -----------     -----------         --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      1,014,266        (6,203,063)      1,372,496       2,772,579       2,815,885          862,220
                              ----------      ------------      ----------     -----------     -----------         --------
  Net increase (decrease)
   in net assets.........      1,075,773        (5,790,759)      1,508,567       7,674,421      12,517,812          952,829
NET ASSETS:
  Beginning of year......       --              56,153,138       5,163,021       7,150,910      35,207,576         --
                              ----------      ------------      ----------     -----------     -----------         --------
  End of year............     $1,075,773      $ 50,362,379      $6,671,588     $14,825,331     $47,725,388         $952,829
                              ==========      ============      ==========     ===========     ===========         ========

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                    CORE
                               MFS NEW           MFS TOTAL       PLUS FIXED
                           DISCOVERY SERIES    RETURN SERIES       INCOME
                           SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT
                           ----------------  ------------------  -----------
OPERATIONS:
  Net investment income
   (loss)................      $--                $--              $    18
  Capital gains income...      --                 --                   230
  Net realized gain
   (loss) on security
   transactions..........           (2)                 24            (195)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        2,761              53,815             459
                               -------            --------         -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        2,759              53,839             512
                               -------            --------         -------
UNIT TRANSACTIONS:
  Purchases..............        9,482              54,011           1,770
  Net transfers..........       84,573             832,383          29,923
  Surrenders for benefit
   payments and fees.....          (32)                (35)              2
  Net loan activity......      --                 --                --
  Cost of insurance......       (1,566)            (21,701)         (3,731)
                               -------            --------         -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       92,457             864,658          27,964
                               -------            --------         -------
  Net increase (decrease)
   in net assets.........       95,216             918,497          28,476
NET ASSETS:
  Beginning of year......      --                 --                 1,474
                               -------            --------         -------
  End of year............      $95,216            $918,497         $29,950
                               =======            ========         =======

(a)  From inception, June 23, 2003 to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-44 ____________________________________


                           EMERGING MARKETS  EMERGING MARKETS                  HIGH          U.S.            AMERICAN
                                 DEBT             EQUITY       TECHNOLOGY      YIELD     MID CAP VALUE    OPPORTUNITIES
                           SUB-ACCOUNT (B)   SUB-ACCOUNT (B)   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  ----------------  -----------  -----------  -------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................      $--               $--             $--          $--           $--              $     9
  Capital gains income...      --                --               --           --            --              --
  Net realized gain
   (loss) on security
   transactions..........           12           --                   5           14              4               28
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          246                40            181          412          2,720            1,026
                                ------            ------         ------       ------        -------          -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          258                40            186          426          2,724            1,063
                                ------            ------         ------       ------        -------          -------
UNIT TRANSACTIONS:
  Purchases..............      --                --                 587          587          1,173                1
  Net transfers..........        3,115             3,256          --           6,782         19,114            7,299
  Surrenders for benefit
   payments and fees.....      --                --                   1        --                (1)         --
  Net loan activity......      --                --               --           --            --              --
  Cost of insurance......         (324)          --                (189)        (578)        (2,035)          (1,047)
                                ------            ------         ------       ------        -------          -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        2,791             3,256            399        6,791         18,251            6,253
                                ------            ------         ------       ------        -------          -------
  Net increase (decrease)
   in net assets.........        3,049             3,296            585        7,217         20,975            7,316
NET ASSETS:
  Beginning of year......      --                --                 440          503            891          --
                                ------            ------         ------       ------        -------          -------
  End of year............       $3,049            $3,296         $1,025       $7,720        $21,866          $ 7,316
                                ======            ======         ======       ======        =======          =======

(b)  From inception, April 1, 2002 to December 31, 2003.

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                           BALANCED GROWTH    FLEXIBLE INCOME    DIVIDEND GROWTH
                           SUB-ACCOUNT (B)    SUB-ACCOUNT (D)    SUB-ACCOUNT (B)
                           ----------------  ------------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................       $    7             $  120             $   30
  Capital gains income...      --                 --                 --
  Net realized gain
   (loss) on security
   transactions..........           25                 13                 30
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................           21                225                370
                                ------             ------             ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           53                358                430
                                ------             ------             ------
UNIT TRANSACTIONS:
  Purchases..............          158                  2                159
  Net transfers..........        1,130              4,797              4,445
  Surrenders for benefit
   payments and fees.....          (25)           --                     (18)
  Net loan activity......      --                 --                 --
  Cost of insurance......          (53)              (666)              (456)
                                ------             ------             ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        1,210              4,133              4,130
                                ------             ------             ------
  Net increase (decrease)
   in net assets.........        1,263              4,491              4,560
NET ASSETS:
  Beginning of year......      --                 --                 --
                                ------             ------             ------
  End of year............       $1,263             $4,491             $4,560
                                ======             ======             ======

(b)  From inception, April 1, 2002 to December 31, 2003.
(d)  Formerly Diversified Income Sub-Account. Change effective May 1, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-46 ____________________________________

                                                        PUTNAM VT   PUTNAM VT GLOBAL                      PUTNAM VT
                                            VALUE      DIVERSIFIED  ASSET ALLOCATION  PUTNAM VT GLOBAL   GROWTH AND
                           MONEY MARKET  ADDED MARKET  INCOME FUND        FUND          EQUITY FUND      INCOME FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ------------  ------------  -----------  ----------------  ----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $   1,234      $    61     $  307,655      $   77,883        $   57,428      $   406,405
  Capital gains income...      --              104         --            --                --                --
  Net realized gain
   (loss) on security
   transactions..........         685           48         43,086          (1,336)            1,400         (115,155)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      --            2,731        244,722         254,145         1,222,633        4,398,736
                            ---------      -------     ----------      ----------        ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       1,919        2,944        595,463         330,692         1,281,461        4,689,986
                            ---------      -------     ----------      ----------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............     570,284        1,173        229,454         127,458           994,920        3,093,829
  Net transfers..........    (242,400)      17,749       (101,159)       (688,514)         (369,009)      (3,460,696)
  Surrenders for benefit
   payments and fees.....          15            1        (66,999)       (123,357)         (350,065)        (540,032)
  Net loan activity......      --           --             (9,944)         (2,658)           (3,800)         (37,177)
  Cost of insurance......     (74,463)      (2,067)      (241,630)       (161,105)         (514,927)      (1,873,914)
                            ---------      -------     ----------      ----------        ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     253,436       16,856       (190,278)       (848,176)         (242,881)      (2,817,990)
                            ---------      -------     ----------      ----------        ----------      -----------
  Net increase (decrease)
   in net assets.........     255,355       19,800        405,185        (517,484)        1,038,580        1,871,996
NET ASSETS:
  Beginning of year......      87,236          897      2,593,654       1,827,486         4,459,494       18,151,885
                            ---------      -------     ----------      ----------        ----------      -----------
  End of year............   $ 342,591      $20,697     $2,998,839      $1,310,002        $5,498,074      $20,023,881
                            =========      =======     ==========      ==========        ==========      ===========

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                           PUTNAM VT HEALTH  PUTNAM VT HIGH   PUTNAM VT
                            SCIENCES FUND      YIELD FUND    INCOME FUND
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------  --------------  -----------
OPERATIONS:
  Net investment income
   (loss)................    $    22,241       $  816,639    $  355,079
  Capital gains income...       --                --             --
  Net realized gain
   (loss) on security
   transactions..........        (66,123)          42,820          (765)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        497,144          973,404       (18,030)
                             -----------       ----------    ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        453,262        1,832,863       336,284
                             -----------       ----------    ----------
UNIT TRANSACTIONS:
  Purchases..............        440,515        1,393,155     1,439,364
  Net transfers..........     (1,016,589)       1,122,537      (378,928)
  Surrenders for benefit
   payments and fees.....        (63,215)        (335,460)     (111,423)
  Net loan activity......         (9,580)          (2,798)       (6,803)
  Cost of insurance......       (309,156)        (660,950)     (746,651)
                             -----------       ----------    ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (958,025)       1,516,484       195,559
                             -----------       ----------    ----------
  Net increase (decrease)
   in net assets.........       (504,763)       3,349,347       531,843
NET ASSETS:
  Beginning of year......      2,731,424        5,950,278     6,027,077
                             -----------       ----------    ----------
  End of year............    $ 2,226,661       $9,299,625    $6,558,920
                             ===========       ==========    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-48 ____________________________________

                             PUTNAM VT                            PUTNAM VT
                           INTERNATIONAL      PUTNAM VT       INTERNATIONAL NEW                                   PUTNAM VT NEW
                            GROWTH AND      INTERNATIONAL       OPPORTUNITIES      PUTNAM VT     PUTNAM VT MONEY  OPPORTUNITIES
                            INCOME FUND      EQUITY FUND            FUND         INVESTORS FUND    MARKET FUND        FUND
                            SUB-ACCOUNT    SUB-ACCOUNT (E)       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ------------------  -----------------  --------------  ---------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $    79,388      $   117,241         $    8,837       $    31,289      $    12,345     $   --
  Capital gains income...       --              --                 --                 --              --               --
  Net realized gain
   (loss) on security
   transactions..........       296,710           77,259            (45,395)         (773,585)        --                 3,952
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,094,386        2,911,255            485,717         1,620,704         --             2,326,589
                            -----------      -----------         ----------       -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,470,484        3,105,755            449,159           878,408           12,345       2,330,541
                            -----------      -----------         ----------       -----------      -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       476,958        2,514,390            275,612           743,319          357,140       2,275,094
  Net transfers..........    (1,320,345)        (268,349)          (801,921)       (2,701,490)      (1,207,613)     (2,346,096)
  Surrenders for benefit
   payments and fees.....      (181,326)        (260,695)           (26,853)          (54,163)         (18,198)       (403,684)
  Net loan activity......        (9,435)         (67,627)            (3,149)           (2,621)          (8,490)         (2,271)
  Cost of insurance......      (379,941)      (1,167,566)          (189,297)         (401,973)        (229,490)       (998,778)
                            -----------      -----------         ----------       -----------      -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (1,414,089)         750,153           (745,608)       (2,416,928)      (1,106,651)     (1,475,735)
                            -----------      -----------         ----------       -----------      -----------     -----------
  Net increase (decrease)
   in net assets.........        56,395        3,855,908           (296,449)       (1,538,520)      (1,094,306)        854,806
NET ASSETS:
  Beginning of year......     4,046,199        9,558,393          1,404,375         3,903,397        1,745,748       7,148,145
                            -----------      -----------         ----------       -----------      -----------     -----------
  End of year............   $ 4,102,594      $13,414,301         $1,107,926       $ 2,364,877      $   651,442     $ 8,002,951
                            ===========      ===========         ==========       ===========      ===========     ===========

(e) Formerly Putnam VT International Growth Fund Sub-Account. Change effective April 30, 2003.

_____________________________________ SA-49 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                                          PUTNAM VT OTC &  PUTNAM VT THE
                           PUTNAM VT NEW  EMERGING GROWTH  GEORGE PUTNAM
                            VALUE FUND         FUND        FUND OF BOSTON
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  ---------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $   102,393     $  --           $    84,780
  Capital gains income...       --             --               --
  Net realized gain
   (loss) on security
   transactions..........       (60,761)       122,374           96,508
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,566,024        500,858          258,463
                            -----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,607,656        623,232          439,751
                            -----------     ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............       942,269        483,133          377,755
  Net transfers..........    (3,385,585)      (976,698)      (1,161,670)
  Surrenders for benefit
   payments and fees.....       (79,212)       (53,586)        (116,580)
  Net loan activity......        (9,590)       --                  (966)
  Cost of insurance......      (562,261)      (233,696)        (347,221)
                            -----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (3,094,379)      (780,847)      (1,248,682)
                            -----------     ----------      -----------
  Net increase (decrease)
   in net assets.........    (1,486,723)      (157,615)        (808,931)
NET ASSETS:
  Beginning of year......     6,276,853      1,676,532        2,520,767
                            -----------     ----------      -----------
  End of year............   $ 4,790,130     $1,518,917      $ 1,711,836
                            ===========     ==========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-50 ____________________________________

                                                                                PUTNAM VT
                              PUTNAM VT                                          CAPITAL
                           UTILITIES GROWTH  PUTNAM VT VISTA   PUTNAM VT      OPPORTUNITIES     PUTNAM VT EQUITY  GROWTH AND
                           AND INCOME FUND        FUND        VOYAGER FUND         FUND           INCOME FUND       INCOME
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)   SUB-ACCOUNT
                           ----------------  ---------------  ------------  ------------------  ----------------  -----------
OPERATIONS:
  Net investment income
   (loss)................    $    99,772       $  --          $   123,326        $  7,238           $  1,483        $    70
  Capital gains income...       --                --              --             --                  --              --
  Net realized gain
   (loss) on security
   transactions..........       (164,290)         (208,744)       157,475        --                      626             15
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        575,994         1,126,803      4,262,803           1,654             26,775          3,803
                             -----------       -----------    -----------        --------           --------        -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        511,476           918,059      4,543,604           8,892             28,884          3,888
                             -----------       -----------    -----------        --------           --------        -------
UNIT TRANSACTIONS:
  Purchases..............        361,642           643,788      4,089,517          55,028             45,011          1,173
  Net transfers..........     (1,047,979)       (2,553,259)    (1,256,964)        287,746            252,450         23,651
  Surrenders for benefit
   payments and fees.....       (138,206)          (76,162)      (866,779)             (1)                (6)             1
  Net loan activity......         (3,399)          (14,955)        11,766        --                  --              --
  Cost of insurance......       (272,284)         (392,808)    (2,233,972)         (4,019)            (6,253)        (2,787)
                             -----------       -----------    -----------        --------           --------        -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (1,100,226)       (2,393,396)      (256,432)        338,754            291,202         22,038
                             -----------       -----------    -----------        --------           --------        -------
  Net increase (decrease)
   in net assets.........       (588,750)       (1,475,337)     4,287,172         347,646            320,086         25,926
NET ASSETS:
  Beginning of year......      2,300,940         3,483,518     17,595,860        --                  --                 900
                             -----------       -----------    -----------        --------           --------        -------
  End of year............    $ 1,712,190       $ 2,008,181    $21,883,032        $347,646           $320,086        $26,826
                             ===========       ===========    ===========        ========           ========        =======

(a)  From inception, June 23, 2003 to December 31, 2003.

_____________________________________ SA-51 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                           AMERICAN FUNDS                  AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS  GROWTH-INCOME
                                FUND        GROWTH FUND         FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   10,279     $     2,833     $   143,219
  Capital gains income...       --              --              --
  Net realized gain
   (loss) on security
   transactions..........           287         (21,730)           (649)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (182,927)     (1,551,271)     (2,123,788)
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (172,361)     (1,570,168)     (1,981,218)
                             ----------     -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       460,863       2,327,480       2,972,968
  Net transfers..........     1,068,346       4,882,307       8,042,330
  Surrenders for benefit
   payments and fees.....        (5,573)        (76,603)        (96,760)
  Net loan activity......        (4,590)        (11,458)         (7,069)
  Cost of insurance......      (165,557)       (848,786)     (1,254,159)
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,353,489       6,272,940       9,657,310
                             ----------     -----------     -----------
  Net increase (decrease)
   in net assets.........     1,181,128       4,702,772       7,676,092
NET ASSETS:
  Beginning of year......       788,873       3,965,026       6,646,437
                             ----------     -----------     -----------
  End of year............    $1,970,001     $ 8,667,798     $14,322,529
                             ==========     ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-52 ____________________________________

                           AMERICAN FUNDS
                            GLOBAL SMALL                                             FIDELITY VIP   FRANKLIN MUTUAL
                           CAPITALIZATION  FIDELITY VIP ASSET  FIDELITY VIP EQUITY-    OVERSEAS    SHARES SECURITIES
                                FUND       MANAGER PORTFOLIO       INCOME FUND        PORTFOLIO          FUND
                            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT (D)
                           --------------  ------------------  --------------------  ------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................    $    6,480        $  124,152          $   149,052        $   22,122       $--
  Capital gains income...       --               --                    202,876           --            --
  Net realized gain
   (loss) on security
   transactions..........           646           (19,100)               1,789            91,081            (6)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (224,816)         (415,039)          (2,062,791)         (717,909)          (38)
                             ----------        ----------          -----------        ----------        ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (217,690)         (309,987)          (1,709,074)         (604,706)          (44)
                             ----------        ----------          -----------        ----------        ------
UNIT TRANSACTIONS:
  Purchases..............       280,184           715,047            2,055,486           886,214       --
  Net transfers..........       583,158           139,739            2,549,650           (15,051)        1,084
  Surrenders for benefit
   payments and fees.....        (2,108)         (132,417)            (108,103)         (162,707)      --
  Net loan activity......       --                 (3,253)            (118,894)           (1,528)      --
  Cost of insurance......      (102,790)         (376,626)          (1,143,410)         (340,799)         (120)
                             ----------        ----------          -----------        ----------        ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       758,444           342,490            3,234,729           366,129           964
                             ----------        ----------          -----------        ----------        ------
  Net increase (decrease)
   in net assets.........       540,754            32,503            1,525,655          (238,577)          920
NET ASSETS:
  Beginning of year......       641,927         3,387,167            9,148,333         3,235,087       --
                             ----------        ----------          -----------        ----------        ------
  End of year............    $1,182,681        $3,419,670          $10,673,988        $2,996,510        $  920
                             ==========        ==========          ===========        ==========        ======


                               TEMPLETON
                           GROWTH SECURITIES  HARTFORD ADVISERS
                                 FUND             HLS FUND
                            SUB-ACCOUNT (D)      SUB-ACCOUNT
                           -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................      $--               $ 1,052,535
  Capital gains income...      --                   --
  Net realized gain
   (loss) on security
   transactions..........          (25)               (5,445)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         (191)           (6,184,772)
                                ------           -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         (216)           (5,137,682)
                                ------           -----------
UNIT TRANSACTIONS:
  Purchases..............      --                  8,290,057
  Net transfers..........        2,168             4,046,349
  Surrenders for benefit
   payments and fees.....                           (360,687)
  Net loan activity......      --                   (177,894)
  Cost of insurance......         (228)           (4,076,307)
                                ------           -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        1,940             7,721,518
                                ------           -----------
  Net increase (decrease)
   in net assets.........        1,724             2,583,836
NET ASSETS:
  Beginning of year......      --                 33,202,008
                                ------           -----------
  End of year............       $1,724           $35,785,844
                                ======           ===========

(d)  From inception, April 1, 2002 to December 31, 2002.

_____________________________________ SA-53 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                          HARTFORD CAPITAL  HARTFORD DIVIDEND
                           HARTFORD BOND  APPRECIATION HLS   AND GROWTH HLS
                             HLS FUND           FUND              FUND
                            SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                           -------------  ----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................   $   711,544     $   262,165        $   313,607
  Capital gains income...       207,894        --                  986,779
  Net realized gain
   (loss) on security
   transactions..........         2,348          (5,393)           (80,378)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       967,895      (8,689,851)        (4,190,567)
                            -----------     -----------        -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     1,889,681      (8,433,079)        (2,970,559)
                            -----------     -----------        -----------
UNIT TRANSACTIONS:
  Purchases..............     3,276,174       9,680,008          4,487,569
  Net transfers..........     6,686,983       5,582,080          2,431,899
  Surrenders for benefit
   payments and fees.....      (217,539)       (961,502)          (212,596)
  Net loan activity......        (7,103)        (72,009)           (51,050)
  Cost of insurance......    (1,915,210)     (4,689,308)        (2,361,062)
                            -----------     -----------        -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     7,823,305       9,539,269          4,294,760
                            -----------     -----------        -----------
  Net increase (decrease)
   in net assets.........     9,712,986       1,106,190          1,324,201
NET ASSETS:
  Beginning of year......    13,487,472      38,153,415         18,638,193
                            -----------     -----------        -----------
  End of year............   $23,200,458     $39,259,605        $19,962,394
                            ===========     ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-54 ____________________________________

                                                                                                                 HARTFORD
                           HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GLOBAL  HARTFORD GROWTH                  INTERNATIONAL
                            ADVISERS HLS      LEADERS HLS    TECHNOLOGY HLS     AND INCOME     HARTFORD INDEX  OPPORTUNITIES
                                FUND             FUND             FUND           HLS FUND         HLS FUND       HLS FUND
                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  ---------------  ---------------  ---------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $      537        $   4,772        $--             $    22,013     $    470,387    $   125,558
  Capital gains income...           725          --              --                --              1,509,964        --
  Net realized gain
   (loss) on security
   transactions..........        (2,597)         (76,978)            (51)            (3,310)         (42,582)        95,026
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (106,757)        (109,209)        (49,574)        (1,627,727)     (12,422,690)    (1,300,046)
                             ----------        ---------        --------        -----------     ------------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (108,092)        (181,415)        (49,625)        (1,609,024)     (10,484,921)    (1,079,462)
                             ----------        ---------        --------        -----------     ------------    -----------
UNIT TRANSACTIONS:
  Purchases..............       352,177          173,444          43,532          1,316,548        7,282,319      1,193,085
  Net transfers..........       344,429         (167,195)         58,193             40,695        4,115,716       (875,558)
  Surrenders for benefit
   payments and fees.....          (793)          24,943             (98)           (72,349)        (570,490)      (122,289)
  Net loan activity......       (50,682)         --              --                 (10,310)        (359,314)       (25,431)
  Cost of insurance......      (134,705)         (61,442)        (15,009)          (725,118)      (4,094,328)      (653,457)
                             ----------        ---------        --------        -----------     ------------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       510,426          (30,250)         86,618            549,466        6,373,903       (483,650)
                             ----------        ---------        --------        -----------     ------------    -----------
  Net increase (decrease)
   in net assets.........       402,334         (211,665)         36,993         (1,059,558)      (4,111,018)    (1,563,112)
NET ASSETS:
  Beginning of year......       937,989          742,887          99,466          6,195,973       42,472,538      7,261,663
                             ----------        ---------        --------        -----------     ------------    -----------
  End of year............    $1,340,323        $ 531,222        $136,459        $ 5,136,415     $ 38,361,520    $ 5,698,551
                             ==========        =========        ========        ===========     ============    ===========


                           HARTFORD MIDCAP
                              HLS FUND
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................    $    23,228
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........       (201,525)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (2,818,767)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (2,997,064)
                             -----------
UNIT TRANSACTIONS:
  Purchases..............      4,066,451
  Net transfers..........      5,184,468
  Surrenders for benefit
   payments and fees.....       (326,467)
  Net loan activity......        (28,655)
  Cost of insurance......     (2,191,265)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      6,704,532
                             -----------
  Net increase (decrease)
   in net assets.........      3,707,468
NET ASSETS:
  Beginning of year......     16,500,241
                             -----------
  End of year............    $20,207,709
                             ===========

_____________________________________ SA-55 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                               HARTFORD
                                               MORTGAGE     HARTFORD SMALL
                           HARTFORD MONEY   SECURITIES HLS   COMPANY HLS
                           MARKET HLS FUND       FUND            FUND
                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $    779,440      $  122,902     $   --
  Capital gains income...          3,650         --              --
  Net realized gain
   (loss) on security
   transactions..........       --                  (676)        (42,508)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --               154,352      (2,626,628)
                            ------------      ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        783,090         276,578      (2,669,136)
                            ------------      ----------     -----------
UNIT TRANSACTIONS:
  Purchases..............     72,401,033         826,122       1,736,369
  Net transfers..........    (54,838,929)      2,061,054       1,258,290
  Surrenders for benefit
   payments and fees.....     (6,515,801)        (45,691)       (129,876)
  Net loan activity......       (666,289)        (65,907)        (19,458)
  Cost of insurance......     (6,034,305)       (352,473)       (843,385)
                            ------------      ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      4,345,709       2,423,105       2,001,940
                            ------------      ----------     -----------
  Net increase (decrease)
   in net assets.........      5,128,799       2,699,683        (667,196)
NET ASSETS:
  Beginning of year......     51,024,339       2,463,338       7,818,106
                            ------------      ----------     -----------
  End of year............   $ 56,153,138      $5,163,021     $ 7,150,910
                            ============      ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-56 ____________________________________

                                                   CORE
                           HARTFORD STOCK       PLUS FIXED                                   HIGH
                              HLS FUND            INCOME              TECHNOLOGY            YIELD           MID-CAP VALUE
                            SUB-ACCOUNT     SUB-ACCOUNT (A)(D)     SUB-ACCOUNT (D)     SUB-ACCOUNT (D)     SUB-ACCOUNT (D)
                           --------------  ---------------------  ------------------  ------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................   $    398,621          $   52              $--                    $ 49             $--
  Capital gains income...       --                     5              --                  --                   --
  Net realized gain
   (loss) on security
   transactions..........        (41,465)              2                   (7)                  1                  (11)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (11,241,909)            (19)                 (39)                (25)                 (66)
                            ------------          ------                 ----                ----               ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (10,884,753)             40                  (46)                 25                  (77)
                            ------------          ------                 ----                ----               ------
UNIT TRANSACTIONS:
  Purchases..............     10,523,682        --                    --                  --                   --
  Net transfers..........       (213,683)          1,626                  542                 542                1,084
  Surrenders for benefit
   payments and fees.....       (805,758)             (1)             --                  --                        (1)
  Net loan activity......       (134,749)       --                    --                  --                   --
  Cost of insurance......     (4,914,320)           (191)                 (56)                (64)                (115)
                            ------------          ------                 ----                ----               ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      4,455,172           1,434                  486                 478                  968
                            ------------          ------                 ----                ----               ------
  Net increase (decrease)
   in net assets.........     (6,429,581)          1,474                  440                 503                  891
NET ASSETS:
  Beginning of year......     41,637,157        --                    --                  --                   --
                            ------------          ------                 ----                ----               ------
  End of year............   $ 35,207,576          $1,474                 $440                $503               $  891
                            ============          ======                 ====                ====               ======


                                                     VALUE-
                              MONEY MARKET        ADDED MARKET
                            SUB-ACCOUNT (D)     SUB-ACCOUNT (D)
                           ------------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................       $     23           $--
  Capital gains income...       --                  --
  Net realized gain
   (loss) on security
   transactions..........       --                      (10)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --                      (61)
                                --------             ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             23                (71)
                                --------             ------
UNIT TRANSACTIONS:
  Purchases..............        101,581            --
  Net transfers..........        (10,839)             1,084
  Surrenders for benefit
   payments and fees.....             (1)           --
  Net loan activity......       --                  --
  Cost of insurance......         (3,528)              (116)
                                --------             ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         87,213                968
                                --------             ------
  Net increase (decrease)
   in net assets.........         87,236                897
NET ASSETS:
  Beginning of year......       --                  --
                                --------             ------
  End of year............       $ 87,236             $  897
                                ========             ======

(a)  Formerly Fixed Income Sub-Account. Change effective May 1, 2002.
(d)  From inception, April 1, 2002 to December 31, 2002.

_____________________________________ SA-57 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                            PUTNAM VT   PUTNAM VT GLOBAL
                           DIVERSIFIED  ASSET ALLOCATION  PUTNAM VT GLOBAL
                           INCOME FUND        FUND          EQUITY FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT (B)
                           -----------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................  $   83,882      $   30,096       $    14,564
  Capital gains income...      --            --                --
  Net realized gain
   (loss) on security
   transactions..........     (10,843)           (265)          (14,275)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      16,034        (251,714)       (1,263,480)
                           ----------      ----------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      89,073        (221,883)       (1,263,191)
                           ----------      ----------       -----------
UNIT TRANSACTIONS:
  Purchases..............     320,094         318,674         1,281,256
  Net transfers..........   1,601,585         368,462          (398,385)
  Surrenders for benefit
   payments and fees.....     (73,060)        (67,593)          (94,239)
  Net loan activity......     (12,163)       --                  (8,769)
  Cost of insurance......    (183,168)       (180,925)         (559,179)
                           ----------      ----------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   1,653,288         438,618           220,684
                           ----------      ----------       -----------
  Net increase (decrease)
   in net assets.........   1,742,361         216,735        (1,042,507)
NET ASSETS:
  Beginning of year......     851,293       1,610,751         5,502,001
                           ----------      ----------       -----------
  End of year............  $2,593,654      $1,827,486       $ 4,459,494
                           ==========      ==========       ===========

(b) Formerly Putnam VT Global Growth Fund Sub-Account. Change effective October 15, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-58 ____________________________________

                                                                                           PUTNAM VT
                             PUTNAM VT                                                   INTERNATIONAL      PUTNAM VT
                            GROWTH AND    PUTNAM VT HEALTH  PUTNAM VT HIGH   PUTNAM VT    GROWTH AND      INTERNATIONAL
                            INCOME FUND    SCIENCES FUND      YIELD FUND    INCOME FUND   INCOME FUND      GROWTH FUND
                            SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (C)
                           -------------  ----------------  --------------  -----------  -------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................   $   475,850      $    1,888       $  500,212    $  224,482     $   22,827      $    96,482
  Capital gains income...       --             --                --             --            --              --
  Net realized gain
   (loss) on security
   transactions..........      (317,483)        (18,705)          (2,331)        2,289         82,690         (571,496)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (4,498,654)       (649,066)        (507,009)      185,796       (517,050)      (1,322,445)
                            -----------      ----------       ----------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (4,340,287)       (665,883)          (9,128)      412,567       (411,533)      (1,797,459)
                            -----------      ----------       ----------    ----------     ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............     4,209,886         753,351          902,736     1,215,567        927,577        2,695,736
  Net transfers..........    (1,001,714)        184,457        1,554,369       975,315        715,927          725,535
  Surrenders for benefit
   payments and fees.....      (442,069)        (89,742)         (43,003)      (44,579)        14,576          (28,295)
  Net loan activity......      (234,322)         (5,292)          (2,330)       (7,568)          (363)         (26,644)
  Cost of insurance......    (2,192,571)       (380,064)        (495,529)     (547,740)      (398,982)      (1,155,827)
                            -----------      ----------       ----------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       339,210         462,710        1,916,243     1,590,995      1,258,735        2,210,505
                            -----------      ----------       ----------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets.........    (4,001,077)       (203,173)       1,907,115     2,003,562        847,202          413,046
NET ASSETS:
  Beginning of year......    22,152,962       2,934,597        4,043,163     4,023,515      3,198,997        9,145,347
                            -----------      ----------       ----------    ----------     ----------      -----------
  End of year............   $18,151,885      $2,731,424       $5,950,278    $6,027,077     $4,046,199      $ 9,558,393
                            ===========      ==========       ==========    ==========     ==========      ===========

                               PUTNAM VT
                           INTERNATIONAL NEW
                             OPPORTUNITIES
                                 FUND
                              SUB-ACCOUNT
                           -----------------
OPERATIONS:
  Net investment income
   (loss)................     $   14,053
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         63,695
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (220,715)
                              ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (142,967)
                              ----------
UNIT TRANSACTIONS:
  Purchases..............        653,871
  Net transfers..........       (400,895)
  Surrenders for benefit
   payments and fees.....        (20,075)
  Net loan activity......           (940)
  Cost of insurance......       (258,389)
                              ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (26,428)
                              ----------
  Net increase (decrease)
   in net assets.........       (169,395)
NET ASSETS:
  Beginning of year......      1,573,770
                              ----------
  End of year............     $1,404,375
                              ==========

(c) Effective October 15, 2002, Putnam VT Asia Pacific Growth Fund Sub-Account merged with Putnam VT International Growth Fund Sub-Account.

_____________________________________ SA-59 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            PUTNAM VT NEW
                             PUTNAM VT     PUTNAM VT MONEY  OPPORTUNITIES
                           INVESTORS FUND    MARKET FUND        FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  ---------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $    16,185      $   28,213      $   --
  Capital gains income...       --              --               --
  Net realized gain
   (loss) on security
   transactions..........      (112,281)        --               (94,413)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,008,379)        --            (2,974,647)
                            -----------      ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,104,475)         28,213       (3,069,060)
                            -----------      ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............     1,324,605         812,411        2,867,759
  Net transfers..........      (267,862)       (165,580)        (271,820)
  Surrenders for benefit
   payments and fees.....      (154,229)        (40,315)        (204,546)
  Net loan activity......        (6,045)        --               (26,946)
  Cost of insurance......      (516,093)       (237,168)      (1,149,907)
                            -----------      ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       380,376         369,348        1,214,540
                            -----------      ----------      -----------
  Net increase (decrease)
   in net assets.........      (724,099)        397,561       (1,854,520)
NET ASSETS:
  Beginning of year......     4,627,496       1,348,187        9,002,665
                            -----------      ----------      -----------
  End of year............   $ 3,903,397      $1,745,748      $ 7,148,145
                            ===========      ==========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-60 ____________________________________

                                          PUTNAM VT OTC &  PUTNAM VT THE      PUTNAM VT
                           PUTNAM VT NEW  EMERGING GROWTH  GEORGE PUTNAM   UTILITIES GROWTH  PUTNAM VT VISTA   PUTNAM VT
                            VALUE FUND         FUND        FUND OF BOSTON  AND INCOME FUND        FUND        VOYAGER FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  ---------------  --------------  ----------------  ---------------  ------------
OPERATIONS:
  Net investment income
   (loss)................   $   270,100     $  --            $   41,066       $   81,852       $  --          $   175,832
  Capital gains income...       --             --               --              --                --              --
  Net realized gain
   (loss) on security
   transactions..........      (174,576)       (55,148)          (2,288)         (32,567)          (28,707)      (304,879)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,282,129)      (687,669)        (228,990)        (741,210)       (1,289,334)    (6,367,512)
                            -----------     ----------       ----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,186,605)      (742,817)        (190,212)        (691,925)       (1,318,041)    (6,496,559)
                            -----------     ----------       ----------       ----------       -----------    -----------
UNIT TRANSACTIONS:
  Purchases..............     1,065,865        876,837          558,084          576,054         1,233,696      5,995,829
  Net transfers..........     1,265,584       (278,709)       1,118,448          293,334           (95,927)    (1,553,210)
  Surrenders for benefit
   payments and fees.....       (86,661)       (20,637)         (30,822)         (26,697)          (10,328)      (220,063)
  Net loan activity......        (9,711)        (1,844)         --              (121,657)           (7,778)      (185,856)
  Cost of insurance......      (655,810)      (257,980)        (268,254)        (325,903)         (516,665)    (2,564,436)
                            -----------     ----------       ----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,579,267        317,667        1,377,456          395,131           602,998      1,472,264
                            -----------     ----------       ----------       ----------       -----------    -----------
  Net increase (decrease)
   in net assets.........       392,662       (425,150)       1,187,244         (296,794)         (715,043)    (5,024,295)
NET ASSETS:
  Beginning of year......     5,884,191      2,101,682        1,333,523        2,597,734         4,198,561     22,620,155
                            -----------     ----------       ----------       ----------       -----------    -----------
  End of year............   $ 6,276,853     $1,676,532       $2,520,767       $2,300,940       $ 3,483,518    $17,595,860
                            ===========     ==========       ==========       ==========       ===========    ===========


                               GROWTH AND
                                 INCOME
                            SUB-ACCOUNT (D)
                           ------------------
OPERATIONS:
  Net investment income
   (loss)................      $--
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........           (10)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................           (58)
                                 ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           (68)
                                 ------
UNIT TRANSACTIONS:
  Purchases..............       --
  Net transfers..........         1,084
  Surrenders for benefit
   payments and fees.....             1
  Net loan activity......       --
  Cost of insurance......          (117)
                                 ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........           968
                                 ------
  Net increase (decrease)
   in net assets.........           900
NET ASSETS:
  Beginning of year......       --
                                 ------
  End of year............        $  900
                                 ======

(d)  From inception, April 1, 2002 to December 31, 2002.

_____________________________________ SA-61 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

 1.  ORGANIZATION:

    Separate Account VL II (the "Account") is a separate investment account within Hartford Life and Annuity Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and loses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2003.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE--On the policy date and on each subsequent monthly activity date, the Company will deduct from the Account an amount to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

_____________________________________ SA-62 ____________________________________

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                           PURCHASES      PROCEEDS
FUND                                        AT COST      FROM SALES
----                                      ------------  ------------
AIM V.I. Mid Cap Core Equity Fund.......  $    177,682  $      1,580
AIM V.I. Premier Equity Fund............        51,903           896
American Funds Asset Allocation Fund....     2,967,909        25,073
American Funds Blue Chip Income and
 Growth Fund............................     2,307,402       193,442
American Funds Bond Fund................     1,621,106        33,775
American Funds Global Growth Fund.......     4,209,717       229,690
American Funds Growth Fund..............    15,489,862     3,539,346
American Funds Growth-Income Fund.......    12,821,466     1,587,320
American Funds International Fund.......     4,506,645       217,686
American Funds New World Fund...........       351,703        29,626
American Funds Global Small
 Capitalization Fund....................     4,912,116     1,553,941
Fidelity VIP Asset Manager Portfolio....     1,929,444     1,986,323
Fidelity VIP Equity-Income Portfolio....     4,081,877     1,957,544
Fidelity VIP Overseas Portfolio.........     2,411,917     3,729,524
Franklin Small Cap Fund.................        16,805         3,827
Franklin Small Cap Value Securities
 Fund...................................       494,785         6,647
Franklin Strategic Income Securities
 Fund...................................        23,218        19,837
Mutual Shares Securities Fund...........       888,407        33,840
Templeton Developing Markets Securities
 Fund...................................         2,771           228
Templeton Growth Securities Fund........         4,393           738
Hartford Advisers HLS Fund..............     8,232,666     3,120,895
Hartford Bond HLS Fund..................    13,624,974     4,689,735
Hartford Capital Appreciation HLS
 Fund...................................     9,116,019     3,974,902
Hartford Dividend and Growth HLS Fund...     8,251,506     3,403,092
Hartford Global Advisers HLS Fund.......       275,734       922,191
Hartford Global Leaders HLS Fund........       195,129       374,713
Hartford Global Technology HLS Fund.....     1,243,058     1,165,138
Hartford Disciplined Equity HLS Fund....     1,509,745       732,535
Hartford Growth Opportunities HLS
 Fund...................................     2,155,952        60,687
Hartford Index HLS Fund.................     9,703,708     5,636,327
Hartford International Small Company HLS
 Fund...................................       522,724         6,478
Hartford International Opportunities HLS
 Fund...................................     3,409,033     1,714,182
Hartford MidCap HLS Fund................     9,213,729     3,920,183
Hartford MidCap Value HLS Fund..........     1,025,010        10,744
Hartford Money Market HLS Fund..........    43,324,646    49,106,649
Hartford Mortgage Securities HLS Fund...     3,455,981     1,863,600
Hartford Small Company HLS Fund.........     6,506,836     3,734,254
Hartford Stock HLS Fund.................     6,684,669     3,365,547
Hartford Value Opportunities HLS Fund...       873,976        11,756
MFS New Discovery Series................        93,180           724
MFS Total Return Series.................       873,618         8,960
Core Plus Fixed Income..................        46,717        18,506
Emerging Markets Debt...................         3,049           258
Emerging Markets Equity.................         3,256             0
Technology..............................           587           189
High Yield..............................         7,225           434

_____________________________________ SA-63 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                           PURCHASES      PROCEEDS
FUND                                        AT COST      FROM SALES
----                                      ------------  ------------
U.S. Mid Cap Value......................  $     19,991  $      1,739
American Opportunities..................         7,309         1,047
Balanced Growth.........................         4,158         2,941
Flexible Income.........................         4,918           666
Dividend Growth.........................         7,497         3,338
Money Market............................       485,099       230,430
Value-Added Market......................        18,858         1,836
Putnam VT Diversified Income Fund.......     3,548,334     3,430,955
Putnam VT Global Asset Allocation
 Fund...................................       206,407       976,689
Putnam VT Global Equity Fund............     1,953,099     2,138,490
Putnam VT Growth and Income Fund........     2,859,445     5,270,895
Putnam VT Health Sciences Fund..........       384,667     1,320,701
Putnam VT High Yield Fund...............     5,285,368     2,952,248
Putnam VT Income Fund...................     3,203,993     2,653,349
Putnam VT International Growth and
 Income Fund............................     1,848,726     3,183,362
Putnam VT International Equity Fund.....     2,864,422     1,996,705
Putnam VT International New
 Opportunities Fund.....................       670,073     1,406,880
Putnam VT Investors Fund................       634,867     3,020,482
Putnam VT Money Market Fund.............       830,252     1,924,037
Putnam VT New Opportunities Fund........     1,487,721     2,963,076
Putnam VT New Value Fund................     1,248,920     4,240,772
Putnam VT OTC & Emerging Growth Fund....     1,906,241     2,687,151
Putnam VT The George Putnam Fund of
 Boston.................................       909,643     2,073,546
Putnam VT Utilities Growth and Income
 Fund...................................     1,814,526     2,815,016
Putnam VT Vista Fund....................       522,647     2,915,974
Putnam VT Voyager Fund..................     3,032,791     3,164,319
Putnam VT Capital Opportunities Fund....       347,462         1,469
Putnam VT Equity Income Fund............       366,466        73,782
Growth and Income Portfolio.............        24,371         2,263
                                          ------------  ------------
                                          $226,122,126  $154,447,720
                                          ============  ============

_____________________________________ SA-64 ____________________________________

 5.  CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2003 were as follows:

                                       UNITS       UNITS             NET
FUND                                   ISSUED     REDEEMED   INCREASE (DECREASE)
----                                 ----------  ----------  -------------------
AIM V.I. Mid Cap Core Equity
 Fund..............................      16,525         299           16,226
AIM V.I. Premier Equity Fund.......       4,823          95            4,728
American Funds Asset Allocation
 Fund..............................     286,286       7,623          278,663
American Funds Blue Chip Income and
 Growth Fund.......................     222,390      26,840          195,550
American Funds Bond Fund...........     164,440       6,498          157,942
American Funds Global Growth
 Fund..............................   6,002,665   1,143,339        4,859,326
American Funds Growth Fund.........  25,862,300   9,173,602       16,688,698
American Funds Growth-Income
 Fund..............................  16,727,685   4,976,268       11,751,417
American Funds International
 Fund..............................     417,114      33,360          383,754
American Funds New World Fund......      32,566       3,486           29,080
American Funds Global Small
 Capitalization Fund...............   6,317,524   2,235,951        4,081,573
Fidelity VIP Asset Manager
 Portfolio.........................   1,176,274   1,240,157          (63,883)
Fidelity VIP Equity-Income
 Portfolio.........................   2,876,624   1,941,570          935,054
Fidelity VIP Overseas Portfolio....   2,466,166   3,406,187         (940,021)
Franklin Small Cap Fund............       1,904         434            1,470
Franklin Small Cap Value Securities
 Fund..............................      44,769       1,369           43,400
Franklin Strategic Income
 Securities Fund...................       2,006       1,724              282
Mutual Shares Securities Fund......      84,305       4,940           79,365
Templeton Developing Markets
 Securities Fund...................         258          20              238
Templeton Growth Securities Fund...         487          90              397
Hartford Advisers HLS Fund.........   5,721,140   3,996,949        1,724,191
Hartford Bond HLS Fund.............   8,306,551   4,495,792        3,810,759
Hartford Capital Appreciation HLS
 Fund..............................   4,890,695   3,610,177        1,280,518
Hartford Dividend and Growth HLS
 Fund..............................   4,736,068   3,041,300        1,694,768
Hartford Global Advisers HLS
 Fund..............................     338,231     909,329         (571,098)
Hartford Global Leaders HLS Fund...     309,672     523,782         (214,110)
Hartford Global Technology HLS
 Fund..............................   2,429,945   2,254,482          175,463
Hartford Disciplined Equity HLS
 Fund..............................   2,077,498   1,390,038          687,460
Hartford Growth Opportunities HLS
 Fund..............................     204,274      10,301          193,973
Hartford Index HLS Fund............   5,812,500   4,468,145        1,344,355
Hartford International Small
 Company HLS Fund..................      39,806       1,039           38,767
Hartford International
 Opportunities HLS Fund............   2,957,814   1,937,554        1,020,260
Hartford MidCap HLS Fund...........   6,448,534   3,953,598        2,494,936
Hartford MidCap Value HLS Fund.....      88,563       3,182           85,381
Hartford Money Market HLS Fund.....  55,112,503  59,142,790       (4,030,287)
Hartford Mortgage Securities HLS
 Fund..............................   2,045,146   1,319,969          725,177
Hartford Small Company HLS Fund....   7,253,246   4,689,064        2,564,182
Hartford Stock HLS Fund............   4,970,354   3,882,071        1,088,283
Hartford Value Opportunities HLS
 Fund..............................      79,794       2,419           77,375
MFS New Discovery Series...........       7,988         131            7,857
MFS Total Return Series............      89,508       4,269           85,239
Core Plus Fixed Income.............       4,458       1,929            2,529
Emerging Markets Debt..............         257          26              231
Emerging Markets Equity............         271           0              271
Technology.........................          73          28               45
High Yield.........................         642          51              591

_____________________________________ SA-65 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                       UNITS       UNITS             NET
FUND                                   ISSUED     REDEEMED   INCREASE (DECREASE)
----                                 ----------  ----------  -------------------
U.S. Mid Cap Value.................       2,274         231            2,043
American Opportunities.............         905         124              781
Balanced Growth....................         444         322              122
Flexible Income....................         419          56              363
Dividend Growth....................         840         381              459
Money Market.......................      61,880      36,676           25,204
Value-Added Market.................       1,991         211            1,780
Putnam VT Diversified Income
 Fund..............................     238,711     245,698           (6,987)
Putnam VT Global Asset Allocation
 Fund..............................      10,667      53,125          (42,458)
Putnam VT Global Equity Fund.......     148,388     162,749          (14,361)
Putnam VT Growth and Income Fund...     212,774     328,061         (115,287)
Putnam VT Health Sciences Fund.....      63,087     151,921          (88,834)
Putnam VT High Yield Fund..........     300,937     210,924           90,013
Putnam VT Income Fund..............     200,191     186,393           13,798
Putnam VT International Growth and
 Income Fund.......................     241,202     369,195         (127,993)
Putnam VT International Equity
 Fund..............................     447,676     356,359           91,317
Putnam VT International New
 Opportunities Fund................     112,932     189,367          (76,435)
Putnam VT Investors Fund...........     132,179     431,678         (299,499)
Putnam VT Money Market Fund........     577,989   1,301,063         (723,074)
Putnam VT New Opportunities Fund...     187,570     267,841          (80,271)
Putnam VT New Value Fund...........     146,380     380,332         (233,952)
Putnam VT OTC & Emerging Growth
 Fund..............................     456,702     583,236         (126,534)
Putnam VT The George Putnam Fund of
 Boston............................      97,900     197,290          (99,390)
Putnam VT Utilities Growth and
 Income Fund.......................     119,554     181,644          (62,090)
Putnam VT Vista Fund...............     115,216     389,043         (273,827)
Putnam VT Voyager Fund.............     259,405     261,569           (2,164)
Putnam VT Capital Opportunities
 Fund..............................      30,523       1,622           28,901
Putnam VT Equity Income Fund.......      37,756       9,593           28,163
Growth and Income..................       2,772         308            2,464

_____________________________________ SA-66 ____________________________________

    The changes in units outstanding for the year ended December 31, 2002 were as follows:

                                        UNITS        UNITS             NET
FUND                                   ISSUED      REDEEMED    INCREASE (DECREASE)
----                                 -----------  -----------  -------------------
American Funds Global Growth
 Fund..............................    2,151,598      323,267        1,828,331
American Funds Growth Fund.........   12,939,547    3,462,813        9,476,734
American Funds Growth-Income
 Fund..............................   13,766,065    2,905,582       10,860,483
American Funds Small Capitalization
 Fund..............................    1,177,051      235,836          941,215
Fidelity VIP Asset Manager
 Portfolio.........................      909,895      709,361          200,534
Fidelity VIP Equity-Income
 Portfolio.........................    2,770,323    1,045,065        1,725,258
Fidelity VIP Overseas Portfolio....   10,766,915   10,390,400          376,515
Mutual Shares Securities Fund......          121           14              107
Templeton Growth Securities Fund...          248           29              219
Hartford Advisers HLS Fund.........    6,250,743    2,980,049        3,270,694
Hartford Bond HLS Fund.............    6,680,129    2,396,312        4,283,817
Hartford Capital Appreciation HLS
 Fund..............................    6,147,782    3,142,203        3,005,579
Hartford Dividend and Growth HLS
 Fund..............................    5,529,006    3,752,484        1,776,522
Hartford Global Advisers HLS
 Fund..............................      746,548      254,851          491,697
Hartford Global Leaders HLS Fund...    1,711,234    1,808,982          (97,748)
Hartford Global Technology HLS
 Fund..............................      243,727       77,237          166,490
Hartford Growth and Income HLS
 Fund..............................    2,345,068    1,834,816          510,252
Hartford Index HLS Fund............    6,055,940    3,597,305        2,458,635
Hartford International
 Opportunities HLS Fund............    5,970,854    6,169,489         (198,635)
Hartford MidCap HLS Fund...........    7,390,793    3,906,285        3,484,508
Hartford Money Market HLS Fund.....  105,192,200  102,328,230        2,863,970
Hartford Mortgage Securities HLS
 Fund..............................    2,001,427      668,334        1,333,093
Hartford Small Company HLS Fund....    5,258,840    3,416,358        1,842,482
Hartford Stock HLS Fund............    5,814,351    4,236,089        1,578,262
Core Plus Fixed Income.............          155           18              137
Funds, Inc. Technology.............           89           10               79
High Yield.........................           60            7               53
Mid-Cap Value......................          142           16              126
Money Market.......................       10,086        1,429            8,657
Value-Added Market.................          127           15              112
Putnam VT Diversified Income
 Fund..............................      204,213       86,457          117,756
Putnam VT Global Asset Allocation
 Fund..............................       45,938       22,522           23,416
Putnam VT Global Equity Fund.......       93,559       81,765           11,794
Putnam VT Growth and Income Fund...      329,469      321,929            7,540
Putnam VT Health Sciences Fund.....      160,171      119,772           40,399
Putnam VT High Yield Fund..........      191,571       67,974          123,597
Putnam VT Income Fund..............      271,648      178,840           92,808
Putnam VT International Growth and
 Income Fund.......................    1,062,854      910,790          152,064
Putnam VT International Growth
 Fund..............................    2,781,322    2,574,895          206,427
Putnam VT International New
 Opportunities Fund................    1,079,407    1,073,765            5,642
Putnam VT Investors Fund...........      398,848      344,409           54,439
Putnam VT Money Market Fund........    1,272,130    1,023,540          248,590
Putnam VT New Opportunities Fund...      261,291      198,467           62,824
Putnam VT New Value Fund...........      480,353      366,420          113,933
Putnam VT OTC & Emerging Growth
 Fund..............................      559,915      503,653           56,262
Putnam VT The George Putnam Fund of
 Boston............................      175,687       53,891          121,796
Putnam VT Utilities Growth and
 Income Fund.......................       65,343       43,853           21,490
Putnam VT Vista Fund...............      218,878      141,315           77,563
Putnam VT Voyager Fund.............      319,080      276,375           42,705
Growth and Income..................          125           15              110

_____________________________________ SA-67 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each sub-account has outstanding units.

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
AIM V.I. MID CAP CORE EQUITY FUND
  2003 Lowest contract
   charges                     16,226  $11.392463   $   184,858     --         --         13.93%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AIM V.I. PREMIER EQUITY FUND
  2003 Lowest contract
   charges                      4,728   11.264791        53,258     --          0.50%     12.65%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS ASSET ALLOCATION FUND
  2003 Lowest contract
   charges                    278,663   11.059916     3,081,989     --          3.86%     10.60%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
  2003 Lowest contract
   charges                    195,550   11.598516     2,268,094     --         --         15.99%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS BOND FUND
  2003 Lowest contract
   charges                    157,942   10.320517     1,630,044     --         --          3.21%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS GLOBAL GROWTH FUND
  2003 Lowest contract
   charges                  7,637,190    0.959325     7,326,548     --          0.30%     35.27%
      Highest contract
      charges                       8   11.368863            91     --         --         35.27%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  2,777,873    0.709176     1,970,001     --          0.83%    (14.64)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    949,542    0.830793       788,873     --          0.65%    (16.92)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS GROWTH FUND
  2003 Lowest contract
   charges                 31,167,773    0.818667    25,516,028     --          0.15%     36.81%
      Highest contract
      charges                   3,240   10.293163        33,350     --          0.18%     36.81%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 14,482,130    0.598421     8,666,411     --          0.05%    (24.45)%
      Highest contract
      charges                     184    7.523911         1,387     --          0.07%    (24.76)%
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  5,005,581    0.792121     3,965,026     --          0.31%    (20.79)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-68 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
AMERICAN FUNDS GROWTH-INCOME FUND
  2003 Lowest contract
   charges                 29,235,666  $ 1.084618   $31,709,529     --          1.25%     32.43%
      Highest contract
      charges                   2,659   10.559346        28,077     --          1.77%     32.43%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 17,486,908    0.819043    14,322,529     --          1.41%    (18.34)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  6,626,425     1.00302     6,646,437     --          1.00%      0.30%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS INTERNATIONAL FUND
  2003 Lowest contract
   charges                      1,585   11.014339        17,458     --          2.79%     34.85%
      Highest contract
      charges                 382,169   12.555634     4,798,380     --          2.11%     25.56%
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS NEW WORLD FUND
  2003 Lowest contract
   charges                     29,080   12.424553       361,311     --         --         24.25%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
  2003 Lowest contract
   charges                  5,760,402    1.081533     6,230,065     --          0.53%     53.53%
      Highest contract
      charges                       4   11.675119            47     --         --         53.53%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  1,678,833    0.704466     1,182,681     --          0.70%    (19.05)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    737,617    0.870271       641,927     --          0.59%    (12.97)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FIDELITY VIP ASSET MANAGER PORTFOLIO
  2003 Lowest contract
   charges                  2,026,030    1.930394     3,911,037     --          3.30%     17.98%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  2,089,913    1.636274     3,419,670     --          3.75%     (8.73)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  1,889,379    1.792741     3,387,167     --          3.73%     (4.09)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FIDELITY VIP EQUITY-INCOME PORTFOLIO
  2003 Lowest contract
   charges                  6,921,957    2.323637    16,084,115     --          1.70%     30.33%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  5,986,902     1.78289    10,673,988     --          1.54%    (16.95)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  4,261,643    2.146668     9,148,333     --          1.59%     (4.96)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-69 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
FIDELITY VIP OVERSEAS PORTFOLIO
  2003 Lowest contract
   charges                  1,762,564  $ 1.589607   $ 2,801,784     --          0.87%     43.37%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  2,702,585    1.108757     2,996,510     --          0.68%    (20.28)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  2,326,070    1.390795     3,235,087     --          4.29%    (21.17)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FRANKLIN SMALL CAP FUND
  2003 Lowest contract
   charges                      1,471    9.938185        14,618     --         --         37.24%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FRANKLIN SMALL CAP VALUE SECURITIES FUND
  2003 Lowest contract
   charges                     43,401   12.170997       528,232     --         --         21.71%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FRANKLIN STRATEGIC INCOME FUND
  2003 Lowest contract
   charges                        282   12.486991         3,520     --          6.90%     20.36%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
MUTUAL SHARES SECURITIES FUND
  2003 Lowest contract
   charges                      1,504   10.798029        16,245     --          0.87%     25.15%
      Highest contract
      charges                  77,967   11.375095       886,884     --         --         13.75%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        107    8.628238           920     --         --        (13.72)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
TEMPLETON DEVELOPING SECURITIES FUND
  2003 Lowest contract
   charges                        237   13.923231         3,305     --          0.60%     53.74%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
TEMPLETON GROWTH SECURITIES FUND
  2003 Lowest contract
   charges                        616   10.420321         6,415     --          1.21%     32.14%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        219    7.886125         1,725     --         --        (21.14)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-70 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
HARTFORD ADVISERS HLS FUND
  2003 Lowest contract
   charges                 18,064,588  $ 2.594991   $46,877,442     --          2.49%     18.49%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 16,340,396    2.190023    35,785,844     --          3.06%    (13.79)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                 13,069,701     2.54038    33,202,008     --          2.96%     (4.64)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD BOND HLS FUND
  2003 Lowest contract
   charges                 15,708,985    2.102885    33,034,189     --          3.94%      7.85%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 11,898,226    1.949909    23,200,458     --          3.94%     10.08%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  7,614,409    1.771309    13,487,472     --          4.47%      8.68%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD CAPITAL APPRECIATION HLS FUND
  2003 Lowest contract
   charges                 14,965,640    4.084473    61,126,752     --          0.66%     42.38%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 13,685,122     2.86878    39,259,605     --          0.69%    (19.70)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                 10,679,543     3.57257    38,153,415     --          0.76%     (6.94)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD DIVIDEND AND GROWTH HLS FUND
  2003 Lowest contract
   charges                 10,614,985    2.837561    30,120,666     --          1.68%     26.80%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  8,920,217    2.237882    19,962,394     --          1.61%    (14.23)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  7,143,695    2.609041    18,638,193     --          1.90%     (4.04)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD GLOBAL ADVISERS HLS FUND
  2003 Lowest contract
   charges                    784,196    1.209099       948,171     --          0.53%     22.26%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  1,355,295    0.988953     1,340,323     --          0.05%     (8.95)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    863,598    1.086141       937,989     --          0.96%     (6.25)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-71 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
HARTFORD GLOBAL LEADERS HLS FUND
  2003 Lowest contract
   charges                    563,802  $ 0.925806   $   521,972     --          0.39%     35.57%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    777,912    0.682881       531,222     --          0.66%    (19.51)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    875,661    0.848373       742,887     --          1.32%    (15.16)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  2003 Lowest contract
   charges                    476,884    0.731126       348,662     --         --         61.50%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    301,422    0.452718       136,459     --         --        (38.59)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    134,931    0.737165        99,466     --         --        (26.28)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD DISCIPLINED EQUITY HLS FUND
  2003 Lowest contract
   charges                  6,288,969    1.181232     7,428,731     --          1.30%     28.82%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  5,601,509     0.91697     5,136,415     --          0.40%    (24.65)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  5,091,257    1.216983     6,195,973     --         --         (8.02)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
  2003 Lowest contract
   charges                    193,973    12.07132     2,341,513     --         --         20.71%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD INDEX HLS FUND
  2003 Lowest contract
   charges                 18,735,804    2.826298    52,952,965     --          1.45%     28.13%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 17,391,449    2.205769    38,361,520     --          1.17%    (22.45)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                 14,932,815    2.844242    42,472,538     --          0.91%    (12.31)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
  2003 Lowest contract
   charges                     38,766   12.902318       500,177     --          4.25%     29.02%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-72 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  2003 Lowest contract
   charges                  5,357,506  $ 1.748699   $ 9,368,665     --          1.09%     33.10%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  4,337,246    1.313864     5,698,551     --          1.99%    (17.93)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  4,535,880    1.600938     7,261,663     --          0.12%    (18.73)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD MIDCAP HLS FUND
  2003 Lowest contract
   charges                 14,126,383    2.391809    33,787,610     --          0.27%     37.67%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 11,631,447    1.737334    20,207,709     --          0.13%    (14.22)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  8,146,939     2.02533    16,500,241     --         --         (3.62)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD MIDCAP VALUE HLS FUND
  2003 Lowest contract
   charges                     85,381   12.599619     1,075,773     --         --         26.00%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD MONEY MARKET HLS FUND
  2003 Lowest contract
   charges                 32,680,540    1.541051    50,362,379     --          0.75%      0.75%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 36,710,827    1.529607    56,153,138     --          1.44%      1.47%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                 33,846,856    1.507506    51,024,339     --          3.58%      3.87%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD MORTGAGE SECURITIES HLS FUND
  2003 Lowest contract
   charges                  3,479,601    1.917343     6,671,588     --          3.06%      2.29%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  2,754,424    1.874447     5,163,021     --          3.39%      8.15%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  1,421,331     1.73312     2,463,338     --          4.58%      7.50%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-73 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
HARTFORD SMALL COMPANY HLS FUND
  2003 Lowest contract
   charges                 10,332,156  $ 1.434873   $14,825,331     --         --         55.87%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  7,767,974    0.920563     7,150,910     --         --        (30.23)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                  5,925,492    1.319402     7,818,106     --         --        (14.92)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD STOCK HLS FUND
  2003 Lowest contract
   charges                 16,244,834    2.937881    47,725,388     --          1.27%     26.47%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                 15,156,551    2.322928    35,207,576     --          1.05%    (24.25)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                 13,578,289    3.066451    41,637,157     --          0.84%    (12.23)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HARTFORD VALUE OPPORTUNITIES HLS FUND
  2003 Lowest contract
   charges                     77,375   12.314438       952,829     --          0.00%     23.14%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
MFS NEW DISCOVERY SERIES
  2003 Lowest contract
   charges                      7,857   12.118057        95,216     --          0.00%     21.18%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
MFS TOTAL RETURN SERIES
  2003 Lowest contract
   charges                        913   10.736851         9,806     --         --         16.32%
      Highest contract
      charges                  84,325   10.776006       908,691     --         --          7.76%
      Remaining contract
      charges                  --          --           --          --         --         --
CORE PLUS FIXED INCOME
  2003 Lowest contract
   charges                      2,667   11.230495        29,950     --          0.10%      4.64%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        137   10.732654         1,474     --          7.33%      7.09%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
EMERGING MARKETS DEBT
  2003 Lowest contract
   charges                        231   13.186557         3,049     --         --         27.86%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
EMERGING MARKETS EQUITY
  2003 Lowest contract
   charges                        271   12.150534         3,296     --         --         49.67%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-74 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
TECHNOLOGY
  2003 Lowest contract
   charges                        124  $ 8.257908   $     1,025     --         --         47.77%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                         79    5.588233           440     --         --        (44.12)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
HIGH YIELD
  2003 Lowest contract
   charges                        644   11.995127         7,720     --         --         25.71%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                         53    9.541983           503     --         20.10%     (4.58)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
U.S. MID-CAP VALUE
  2003 Lowest contract
   charges                      2,168   10.088453        21,866     --         --         41.51%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        125    7.129259           891     --         --        (28.71)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
AMERICAN OPPORTUNITIES
  2003 Lowest contract
   charges                        780     9.37473         7,316     --          0.17%     20.25%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
BALANCED GROWTH
  2003 Lowest contract
   charges                        122    10.36151         1,263     --          3.83%     19.51%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
FLEXIBLE INCOME
  2003 Lowest contract
   charges                        362   12.391284         4,491     --          5.00%     13.15%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
DIVIDEND GROWTH
  2003 Lowest contract
   charges                        459    9.926469         4,560     --          1.90%     27.48%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
MONEY MARKET
  2003 Lowest contract
   charges                     33,861    10.11749       342,591     --          0.37%      0.40%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                      8,657   10.077497        87,236     --          0.59%      0.78%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-75 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
VALUE-ADDED MARKET
  2003 Lowest contract
   charges                      1,893  $ 10.93459   $    20,697     --          0.69%     36.87%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        112    7.989207           897     --         --        (20.11)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT DIVERSIFIED INCOME FUND
  2003 Lowest contract
   charges                    173,776   17.256953     2,998,839     --          9.34%     20.27%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    180,764   14.348324     2,593,654     --          4.32%      6.20%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                     63,007   13.510984       851,293     --          6.78%      3.82%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
  2003 Lowest contract
   charges                     60,441   21.674078     1,310,002     --          4.60%     22.04%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    102,899   17.760045     1,827,486     --          1.79%    (12.36)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                     79,483   20.265402     1,610,751     --          1.06%     (8.35)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT GLOBAL EQUITY FUND
  2003 Lowest contract
   charges                    283,222   19.412578     5,498,074     --          1.19%     29.54%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    297,584   14.985684     4,459,494     --          0.30%    (22.16)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    285,789   19.251979     5,502,001     --         --        (29.66)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT GROWTH AND INCOME FUND
  2003 Lowest contract
   charges                        686   11.362976         7,793     --         --         13.63%
      Highest contract
      charges                 733,970   27.270997    20,016,088     --          2.17%     27.69%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    849,943   21.356598    18,151,885     --          2.33%    (18.79)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    842,402   26.297364    22,152,962     --          1.60%     (6.16)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-76 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
PUTNAM VT HEALTH SCIENCES FUND
  2003 Lowest contract
   charges                    194,241  $11.463412   $ 2,226,661     --          0.84%     18.80%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    283,075    9.649126     2,731,424     --          0.07%    (20.21)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    242,676   12.092641     2,934,597     --          0.04%    (19.53)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT HIGH YIELD FUND
  2003 Lowest contract
   charges                    467,851   19.796707     9,261,907     --         10.46%     26.86%
      Highest contract
      charges                   3,449   10.936633        37,718     --         --          9.37%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    381,287   15.605782     5,950,278     --         11.21%     (0.54)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    257,689   15.690083     4,043,163     --         12.92%      3.87%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT INCOME FUND
  2003 Lowest contract
   charges                    345,789   18.928406     6,545,232     --          4.86%      4.70%
      Highest contract
      charges                   1,375     9.95349        13,688     --         --         (0.47)%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    333,366   18.079459     6,027,077     --          4.11%      8.09%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    240,559   16.725709     4,023,515     --          8.24%      7.53%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
  2003 Lowest contract
   charges                    350,995   11.688479     4,102,594     --          1.77%     38.37%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    478,988    8.447396     4,046,199     --          0.63%    (13.67)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    326,924    9.785153     3,198,997     --          1.37%    (20.67)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT INTERNATIONAL EQUITY FUND
  2003 Lowest contract
   charges                     10,024   11.843322       118,723     --         --         28.89%
      Highest contract
      charges               1,107,330   12.006885    13,295,578     --         --         18.43%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  1,026,037    9.315833     9,558,393     --          0.95%    (17.52)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    759,789   11.294275     8,581,265     --          0.33%    (20.41)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-77 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
  2003 Lowest contract
   charges                    110,240  $10.050111   $ 1,107,926     --          0.57%     33.59%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    186,675    7.523083     1,404,375     --          0.89%    (13.46)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    181,034    8.693232     1,573,770     --          0.00%    (28.52)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT INVESTORS FUND
  2003 Lowest contract
   charges                    272,180    8.688642     2,364,877     --          0.85%     27.25%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    571,679    6.827953     3,903,397     --          0.41%    (23.68)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    517,240    8.946510     4,627,496     --          0.09%    (24.61)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT MONEY MARKET FUND
  2003 Lowest contract
   charges                    425,287    1.531768       651,442     --          0.78%      0.76%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                  1,148,361    1.520209     1,745,748     --          1.43%      1.46%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    899,771    1.498367     1,348,187     --          3.94%      4.00%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT NEW OPPORTUNITIES FUND
  2003 Lowest contract
   charges                        435   11.520422         5,015     --         --         15.20%
      Highest contract
      charges                 433,846   18.434963     7,997,936     --         --         32.70%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    514,552   13.891974     7,148,145     --         --        (30.29)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    451,728   19.929373     9,002,665     --         --        (29.99)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT NEW VALUE FUND
  2003 Lowest contract
   charges                    315,734   15.171400     4,790,130     --          1.78%     32.86%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    549,686   11.418982     6,276,853     --          4.27%    (15.44)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    435,752   13.503535     5,884,191     --          0.87%      3.61%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-78 ____________________________________

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
PUTNAM VT OTC & EMERGING GROWTH FUND
  2003 Lowest contract
   charges                    252,824  $  6.00779   $ 1,518,917     --         --         35.94%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    379,358    4.419389     1,676,532     --         --        (32.06)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    323,096    6.504819     2,101,682     --         --        (45.57)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
  2003 Lowest contract
   charges                    136,507   12.540269     1,711,836     --          3.11%     17.35%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    235,897   10.685893     2,520,767     --          2.07%     (8.57)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    114,102   11.687147     1,333,523     --          1.92%      0.74%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
  2003 Lowest contract
   charges                     91,329   18.747452     1,712,190     --          4.03%     25.00%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    153,420   14.997690     2,300,940     --          3.46%    (23.83)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    131,929   19.690377     2,597,734     --          2.83%    (22.15)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT VISTA FUND
  2003 Lowest contract
   charges                    208,337    9.639100     2,008,181     --         --         33.42%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    482,163    7.224769     3,483,518     --         --        (30.38)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    404,600   10.377065     4,198,561     --         --        (33.40)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT VOYAGER FUND
  2003 Lowest contract
   charges                    798,295   27.341904    21,826,917     --          0.62%     25.16%
      Highest contract
      charges                   5,004   11.213819        56,115     --         --         12.14%
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                    805,463   21.845647    17,595,860     --          0.86%    (26.34)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2001 Lowest contract
   charges                    762,757   29.655765    22,620,155     --          0.11%    (22.24)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

_____________________________________ SA-79 ____________________________________

 SEPARATE ACCOUNT VL II
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2003

                                                     CONTRACT               INVESTMENT
                                          UNIT        OWNERS'     EXPENSE     INCOME      TOTAL
                             UNITS     FAIR VALUE#    EQUITY      RATIO*     RATIO**    RETURN***
                           ----------  -----------  -----------  ---------  ----------  ---------
PUTNAM VT CAPITAL OPPORTUNITIES FUND
  2003 Lowest contract
   charges                     28,901  $12.028998   $   347,646     --          8.36%     20.29%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
PUTNAM VT EQUITY INCOME FUND
  2003 Lowest contract
   charges                     28,163   11.365596       320,086     --          1.00%     13.66%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
GROWTH AND INCOME
  2003 Lowest contract
   charges                      2,574   10.421916        26,826     --          0.49%     27.68%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --
  2002 Lowest contract
   charges                        110    8.162730           900     --         --        (18.37)%
      Highest contract
      charges                  --          --           --          --         --         --
      Remaining contract
      charges                  --          --           --          --         --         --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
  #  Rounded unit value.

_____________________________________ SA-80 ____________________________________

    Summary of the Account expense charges, including Mortality and Expense risk charges, Administrative charges, Issue charges, Riders (if applicable) and Annual Maintenance fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

    MORTALITY AND EXPENSE RISK CHARGES:

    The Company, will make certain deductions ranging from 0.75% to 0.80% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a redemption of units.

    ADMINISTRATIVE CHARGES:

    The Company, will make certain deductions ranging from $10.00 to $15.00 plus $0.05 per month per $1,000 in supplemental fees for administrative services provided by the Company.

    These charges are a redemption of units.

    ISSUE CHARGE:

    The Company, will make certain deductions, $20 plus $0.05 per $1,000 of the initial face amount for issue charges.

    These charges are a redemption of units.

    RIDERS:

    The Company will make certain deductions for various Rider charges, such as Estate Protection Rider, Last Survivor Yearly Renewable Term Insurance, Single Life Yearly Renewable Life Insurance Rider. These deductions range from $0.06 to $86.13 per $1,000 of the initial face amount.

    These charges are a redemption of units.

_____________________________________ SA-81 ____________________________________

                          INDEPENDENT AUDITORS' REPORT
                     -------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory basis balance sheets of Hartford Life and Annuity Insurance Company ("the Company") as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory balance sheets of the Company for the year ended December 31, 2001 and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the year then ended were audited by other auditors whose report, dated Janauary 28, 2002, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the adoption of codification, as discussed in Note 2 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the accompanying financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, the financial position of Hartford Life and Annuity Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In our opinion, such financial statements present fairly, in all material respects, the balance sheets of Hartford Life and Annuity Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Deloitte & Touche LLP
Hartford, Connecticut
March 26, 2004

                     THIS IS A COPY OF A PREVIOUSLY ISSUED
                        ANDERSEN REPORT AND THIS REPORT
                       HAS NOT BEEN REISSUED BY ANDERSEN.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly-owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which practices differs from accounting principles generally accepted in the United States.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Hartford Life and Annuity Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001. Furthermore, in our opinion, the supplemental data included in Note 2 reconciling income and capital and surplus as shown in the financial statements to income and stockholder's equity as determined in conformity with accounting principles generally accepted in the United States, present fairly, in all material respects, the information shown therein.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Hartford Life and Annuity Insurance Company as of December 31, 2001 and 2000, and the results of its operations and the changes in its capital and surplus for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the Insurance Department in the State of Connecticut.

As explained in Note 2 to the financial statements, effective January 1, 2001, the Company changed its method of accounting to that prescribed in the codified National Association of Insurance Commissioners' Statements of Statutory Accounting Principles and related interpretations prescribed by the Insurance Department of the State of Connecticut.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of selected financial data, the summary investment schedule and the schedule of investment risks interrogatories, as of and for the year ended December 31, 2001, are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 28, 2002

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                         AS OF DECEMBER 31,
 ------------------------------------------------------------------------------
                                                         2003          2002
 ------------------------------------------------------------------------------
 ASSETS
   Bonds                                              $ 5,639,213   $ 4,928,629
   Common and Preferred Stocks                             11,194        17,393
   Mortgage Loans                                          95,737       137,595
   Real Estate                                             25,360        25,312
   Policy Loans                                           294,714       266,756
   Cash and Short-Term Investments                        392,494       485,025
   Other Invested Assets                                   22,743        16,950
 ------------------------------------------------------------------------------
                     TOTAL CASH AND INVESTED ASSETS     6,481,455     5,877,660
 ------------------------------------------------------------------------------
   Investment Income Due and Accrued                       69,221        64,019
   Federal Income Taxes Recoverable                        54,470        33,035
   Deferred Tax Asset                                      55,301        29,910
   Other Assets                                           290,043       433,080
   Separate Account Assets                             52,234,564    35,919,868
 ------------------------------------------------------------------------------
                                       TOTAL ASSETS   $59,185,054   $42,357,572
 ------------------------------------------------------------------------------
 LIABILITIES
   Aggregate Reserves for Life and Accident and
    Health Policies                                   $ 6,421,474   $ 6,131,338
   Liability for Deposit Type Contracts                   100,128        59,240
   Policy and Contract Claim Liabilities                   27,834        33,856
   Asset Valuation Reserve                                 16,542           270
   Payable to Affiliates                                   29,702        26,707
   Accrued Expense Allowances and Other Amounts Due
    From Separate Accounts                             (1,741,278)   (1,227,985)
   Other Liabilities                                    1,052,307       826,009
   Separate Account Liabilities                        52,234,564    35,919,868
 ------------------------------------------------------------------------------
                                  TOTAL LIABILITIES    58,141,273    41,769,303
 ------------------------------------------------------------------------------
 CAPITAL AND SURPLUS
   Common Stock -- 3,000 Shares Authorized, 2,000
    Shares Issued and Outstanding                           2,500         2,500
   Gross Paid-In and Contributed Surplus                1,371,883     1,221,883
   Unassigned Funds                                      (330,602)     (636,114)
 ------------------------------------------------------------------------------
                          TOTAL CAPITAL AND SURPLUS     1,043,781       588,269
 ------------------------------------------------------------------------------
             TOTAL LIABILITIES, CAPITAL AND SURPLUS   $59,185,054   $42,357,572
 ------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                         FOR THE YEARS ENDED DECEMBER 31,
 -------------------------------------------------------------------------------------------
                                                         2003          2002         2001
 -------------------------------------------------------------------------------------------
 REVENUES
   Premiums and Annuity Considerations                $12,115,706   $4,626,830   $12,741,782
   Considerations for Supplementary Contracts with
    Life Contingencies                                        360          123        33,695
   Net Investment Income                                  330,741      241,414       188,799
   Commissions and Expense Allowances on
    Reinsurance Ceded                                      62,762      197,594        78,607
   Reserve Adjustment on Reinsurance Ceded               (911,456)   3,403,682       600,569
   Fee Income                                             963,407      829,267       817,436
   Other Revenues                                          33,435       10,367         6,435
 -------------------------------------------------------------------------------------------
                                     TOTAL REVENUES    12,594,955    9,309,277    14,467,323
 -------------------------------------------------------------------------------------------
 BENEFITS AND EXPENSES
   Death and Annuity Benefits                             231,390      215,874       174,288
   Disability and Other Benefits                           11,998       11,926        11,296
   Surrenders and Other Fund Withdrawals                4,378,823    4,743,944     4,142,327
   Commissions                                            753,838      583,605     1,222,698
   Increase in Aggregate Reserves for Life and
    Accident and Health Policies                          290,135    1,785,002     2,147,722
   General Insurance Expenses                             431,698      341,349       330,636
   Net Transfers to Separate Accounts                   6,601,021    2,298,625     2,613,765
   Modified Coinsurance Adjustment on Reinsurance
    Assumed                                              (420,032)    (522,245)    4,591,861
   Other Expenses                                          38,492       22,715        78,503
 -------------------------------------------------------------------------------------------
                        TOTAL BENEFITS AND EXPENSES    12,317,363    9,480,795    15,313,096
 -------------------------------------------------------------------------------------------
   Net Gain (Loss) from Operations Before Federal
    Income Tax (Benefit) Expense                          277,592     (171,518)     (845,773)
   Federal Income Tax (Benefit) Expense                   (19,953)      28,712      (196,458)
 -------------------------------------------------------------------------------------------
                    NET GAIN (LOSS) FROM OPERATIONS       297,545     (200,230)     (649,315)
 -------------------------------------------------------------------------------------------
   Net Realized Capital Losses, after tax                 (22,713)     (56,843)      (10,238)
 -------------------------------------------------------------------------------------------
                                  NET INCOME (LOSS)   $   274,832   $ (257,073)  $  (659,553)
 -------------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                       FOR THE YEARS ENDED DECEMBER 31,
 ----------------------------------------------------------------------------------------
                                                         2003         2002        2001
 ----------------------------------------------------------------------------------------
 COMMON STOCK -- 3,000 SHARES AUTHORIZED, 2,000
  SHARES ISSUED AND OUTSTANDING
 ----------------------------------------------------------------------------------------
   Balance, Beginning and End of Year                 $    2,500   $    2,500   $   2,500
 ----------------------------------------------------------------------------------------
 GROSS PAID-IN AND CONTRIBUTED SURPLUS,
 ----------------------------------------------------------------------------------------
   Beginning of Year                                   1,221,883      986,883     226,043
   Capital Contribution                                  150,000      235,000     760,840
 ----------------------------------------------------------------------------------------
                               BALANCE, END OF YEAR    1,371,883    1,221,883     986,883
 ----------------------------------------------------------------------------------------
 UNASSIGNED FUNDS
   Balance, Beginning of Year                           (636,114)    (318,168)    310,720

   Net Income                                            274,832     (257,073)   (659,553)
   Change in Net Unrealized Capital (Losses) Gains
    on Common Stocks and Other Invested Assets            (4,797)      (4,421)    (22,085)
   Change in Net Deferred Income Tax                     (28,483)     191,399     209,019
   Change in Reserve Valuation Basis                          --           --     (11,721)
   Change in Asset Valuation Reserve                     (16,272)        (270)      2,743
   Change in Non-Admitted Assets                          43,187     (210,628)   (154,455)
   Change in Liability for Reinsurance in
    Unauthorized Companies                                36,880      (36,953)         (2)
   Cumulative Effect of Change in Accounting
    Principles                                               165           --       7,166
 ----------------------------------------------------------------------------------------
                               BALANCE, END OF YEAR     (330,602)    (636,114)   (318,168)
 ----------------------------------------------------------------------------------------
 CAPITAL AND SURPLUS,
 ----------------------------------------------------------------------------------------
   End of Year                                        $1,043,781   $  588,269   $ 671,215
 ----------------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                            FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
                                             2003         2002         2001
-------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Premiums and Annuity Considerations     $12,116,359  $ 4,627,995  $12,732,469
  Net Investment Income                       373,648      242,062      166,707
  Miscellaneous Income                        142,119    4,436,314    1,533,562
                                          -----------  -----------  -----------
    Total Income                           12,632,126    9,306,371   14,432,738
                                          -----------  -----------  -----------
  Benefits Paid                             4,611,634    4,795,021    4,289,455
  Federal Income Tax Payments
   (Recoveries)                                23,421     (108,177)     (58,363)
  Net Transfers to Separate Accounts        7,114,314    2,040,883    2,640,961
  Other Expenses                              537,701      445,677    6,229,824
                                          -----------  -----------  -----------
    Total Benefits and Expenses            12,287,070    7,173,404   13,101,877
-------------------------------------------------------------------------------
          NET CASH PROVIDED BY OPERATING
                              ACTIVITIES      345,056    2,132,967    1,330,861
-------------------------------------------------------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD AND
   MATURED
  Bonds                                     2,323,921    1,623,364    1,286,296
  Common and Preferred Stocks                   4,031           35       14,354
  Mortgage Loans                               41,395       42,133       57,353
  Other                                        12,348      134,912       12,690
                                          -----------  -----------  -----------
    Total Investment Proceeds               2,381,694    1,800,444    1,370,693
                                          -----------  -----------  -----------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                     3,068,077    3,956,463    2,753,242
  Common and Preferred Stocks                   4,814          842       14,246
  Mortgage Loans                                    0          225      203,177
  Real Estate                                     722        1,292       25,000
  Other                                       169,520           --       40,467
                                          -----------  -----------  -----------
    Total Investments Acquired              3,243,133    3,958,822    3,036,132
                                          -----------  -----------  -----------
  Net Increase in Policy Loans                 27,958       16,536      169,425
-------------------------------------------------------------------------------
             NET CASH USED FOR INVESTING
                              ACTIVITIES     (889,397)  (2,174,914)  (1,834,864)
-------------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Capital Contribution                        150,000      235,000      760,840
  Net Other Cash Provided (Used)              301,810     (129,792)      99,401
-------------------------------------------------------------------------------
          NET CASH PROVIDED BY FINANCING
                                     AND
                MISCELLANEOUS ACTIVITIES      451,810      105,208      860,241
-------------------------------------------------------------------------------
  Net (decrease) increase in cash and
   short-term investments                     (92,531)      63,261      356,238
  Cash and Short-Term Investments,
   Beginning of Year                          485,025      421,764       65,526
-------------------------------------------------------------------------------
  CASH AND SHORT-TERM INVESTMENTS, END
   OF YEAR                                $   392,494  $   485,025  $   421,764
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
(IN THOUSANDS)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hartford Life and Annuity Insurance Company (the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford").

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

Current prescribed statutory accounting practices include the adoption of the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL, effective January 1, 2001, as well as current state laws and regulations. A difference prescribed by Connecticut state law allows the Company to obtain a reinsurance reserve credit for a reinsurance treaty which provides for a limited right of unilateral cancellation by the reinsurer. The effects of this treaty are discussed in
Note 6.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life and accident and health policies and the liability for deposit type contracts. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Certain reclassifications have been made to prior year financial information to conform to current year presentation.

STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")

Statutory accounting principles and GAAP differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than capitalized and amortized on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

(4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

(5) the calculation of post-retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity, as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as changes in unrealized gains or losses in surplus under statutory accounting;

(9) for statutory purposes separate account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus; and

(11) deferred income taxes, which provide for statutory/ tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences and are charged as a component of net income.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                   2003              2002              2001
                                                                -----------------------------------------------
GAAP Net Income                                                 $   281,211       $   191,548       $   214,610
Deferral and amortization of policy acquisition costs,
 net                                                               (501,010)         (337,657)         (308,546)
Change in unearned revenue reserve                                   12,367            71,208            59,132
Deferred taxes                                                       43,304           (50,834)          180,625
Separate account expense allowance                                  511,608          (279,761)         (110,911)
Benefit reserve adjustment                                           22,016           155,196           (13,199)
Prepaid reinsurance premium                                         (11,809)           (8,564)           (6,944)
Ceding commission on reinsurance assumed                                 --                --          (670,507)
Administrative fees                                                 (48,072)               --                --
Reinsurance                                                         (54,276)               --                --
Dividends received from affiliates                                    9,000                --                --
Other, net                                                           10,493             1,791            (3,813)
                                                                -----------------------------------------------
                            STATUTORY NET INCOME (LOSS)         $   274,832       $  (257,073)      $  (659,553)
                                                                -----------------------------------------------

GAAP Stockholder's Equity                                       $ 2,900,964       $ 2,242,347       $ 1,794,936
Deferred policy acquisition costs                                (3,755,461)       (3,289,010)       (3,033,841)
Unearned revenue reserve                                            327,144           297,759           229,194
Deferred taxes                                                      422,680           341,130           366,265
Separate account expense allowance                                1,755,474         1,243,867         1,521,026
Unrealized (gains) losses on investments                           (259,293)         (178,951)          (31,612)
Benefit reserve adjustment                                          208,213           300,515            24,334
Asset valuation reserve                                             (16,542)             (270)               --
Interest maintenance reserve                                        (29,314)          (25,702)          (25,448)
Prepaid reinsurance premium                                         (38,052)          (26,243)          (17,679)
Goodwill                                                           (170,100)         (170,100)         (173,704)
Reinsurance ceded                                                  (108,922)         (189,436)             (382)
Administrative fees                                                (229,878)               --                --
Other, net                                                           36,868            42,363            18,126
                                                                -----------------------------------------------
                          STATUTORY CAPITAL AND SURPLUS         $ 1,043,781           588,269       $   671,215
                                                                -----------------------------------------------

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.25% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.5% to 9% and using the Commissioner's Annuity Reserve Valuation Method ("CARVM").

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's general assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2003 (including general and separate account liabilities) are as follows:

                                                                                       % of
Subject to discretionary withdrawal:                                   Amount          Total
                                                                     -----------------------
With market value adjustment                                         $     2,336         0.0%
At book value, less current surrender charge of 5% or more             1,350,292         2.5%
At market value                                                       48,425,201        90.8%
                                                                     -----------------------
                    TOTAL WITH ADJUSTMENT OR AT MARKET VALUE          49,777,829        93.3%
                                                                     -----------------------
At book value without adjustment (minimal or no charge or
 adjustment):                                                          3,331,821         6.3%
Not subject to discretionary withdrawal:                                 247,133         0.5%
                                                                     -----------------------
                                                TOTAL, GROSS          53,356,783       100.0%
Reinsurance ceded                                                        200,000         N/A
                                                                     -----------
                                                  TOTAL, NET         $53,156,783         N/A
                                                                     -----------

INVESTMENTS

Investments in bonds are carried at amortized cost except for those securities that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") which are carried at the appropriate SVO published value. Short-term investments are stated at amortized cost, which approximates fair value. Preferred stocks are stated at cost, lower of cost or amortized cost, or NAIC market values depending on the assigned credit rating. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Mortgage loans, which are stated at the aggregate carrying value less accrued interest which is typically the outstanding principal balance. Policy loans are carried at outstanding balance, which approximates fair value. Interests in joint ventures, partnerships and limited liability companies are reported based on the underlying audited GAAP equity of the investee.

The Company's accounting policy requires that a decline in the value of a bond or equity security that is not subject to SSAP 43 Loaned-backed and Structured Securities below its amortized cost basis be assessed to determine if the decline is other than temporary. If the decline in value of a bond or equity security is other than temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis.

The Company has a security monitoring process comprised of a committee of investment and accounting professionals that identifies securities that, due to certain characteristics are subjected to an enhanced analysis on a quarterly basis. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43 is other than temporary include: (a) the length of time and the extent to which the fair value has been less than cost,
(b) the financial conditions and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery. Furthermore, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for further other than temporary impairments on an ongoing basis.

Additionally, for certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43, requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that the estimated undiscounted cashflows of its security are less than its carrying amount then an other than temporary impairment charge is recognized equal to the difference between the carrying amount and estimated undiscounted cashflows of the security. The total estimated undiscounted cashflows of the impaired investment becomes its new cost basis.

Investment income consists primarily of interest and dividends. Interest income from bonds and mortgage loans including any associated premium or discount is accrued on a constant effective yield basis. The accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. The effective yield for fixed rate and variable rate loan backed securities due to new prepayment assumptions are revalued on a retrospective and prospective basis, respectively. The new prepayment assumptions are primarily obtained from broker dealer survey values or internal estimates. The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Interest only and other-than-temporarily impaired loan backed securities are valued using the prospective method. In 2003, 2002 and 2001, the Company did not have any changes from the retrospective to prospective methodology due to negative yields on specific securities. Dividends are recorded as earned at the ex-dividend date.

Due and accrued investment income with amounts over 90 days past due is non-admitted. The total amount of investment income due and accrued excluded from surplus at December 31, 2003 and 2002 was $2,297 and $1,934, respectively.

The Company may at any time use derivative instruments, including swaps, caps, floors, options, futures and forwards. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow or net investment in a foreign operation), replication, income generation, or held for other investment and risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting under SSAP 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions". The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/or approved, as applicable, by the State of Connecticut and State of New York insurance departments.

Derivatives used in hedging relationships are accounted for in a manner consistent with the item hedged. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively, and amortized through net investment income over the term of the hedged item. Periodic cash flows and accruals of income/expense are recorded as a component of net investment income. Upon termination of the derivative, any gain or loss is adjusted into the basis of the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively, and amortized through net investment income over the term of the derivative. Periodic cash flows and accruals of income/expense are recorded as a component of net investment income. Upon termination of the derivative, any gain or loss is recorded as a realized capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability and amortized through net investment income over the term of the derivative. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as realized capital gain or loss.

Derivatives held for other investment and risk management activities are recorded on the balance sheet at fair value and the changes in fair value are reported in unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as a component of net investment income.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $16,542 and $270 as of December 31, 2003 and 2002, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond or mortgage loan sold. The IMR balances as of December 31, 2003 and 2002 were $29,314 and $25,702, respectively. The net capital gains captured in the IMR in 2003, 2002 and 2001 were $9,641, $5,078 and $1,965, respectively. The amount of expense amortized from the IMR in 2003, 2002 and 2001 included in the Company's Statements of Operations, was $6,029, $4,823 and $3,472, respectively. Realized capital gains and losses, net of taxes not included in the IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

ADOPTION OF NEW ACCOUNTING STANDARD

The Company adopted SSAP 86 "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING, INCOME GENERATION, AND REPLICATION (SYNTHETIC ASSET) TRANSACTIONS" on
January 1, 2003. The Company elected to apply this statement to all derivative instruments to which the Company was a party to as of January 1, 2003. As a result, the company recorded $254 before tax, due to the change in accounting principle adjustment which increased unassigned surplus.

CODIFICATION

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the state of Connecticut Department of Insurance. Effective January 1, 2001, the state of Connecticut required that insurance companies domiciled in the state of Connecticut prepare their statutory basis financial statements in accordance with the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, subject to any deviations prescribed or permitted by the state of Connecticut Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date, if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principles, as an adjustment that increased unassigned funds of approximately $7,166. The adjustment to increase unassigned surplus is related to SSAP 10, Income Taxes.

3. BUSINESS COMBINATIONS:

On April 2, 2001, The Hartford, through Hartford Life, Inc. and its affiliates, acquired the U.S. individual life insurance, annuity and mutual fund businesses of Fortis Inc., ("Fortis") for $1.12 billion in cash. The Hartford effected the acquisition through several reinsurance agreements with subsidiaries of Fortis and the purchase of 100% of the stock of Fortis Advisors, Inc. and Fortis Investors, Inc., wholly-owned subsidiaries of Fortis. The purchase of Fortis Advisors, Inc. and Fortis Investors, Inc. was accounted for as a statutory purchase.

4. INVESTMENTS:

For the years ended December 31,

(a) COMPONENTS OF NET INVESTMENT INCOME

                                                                     2003           2002           2001
                                                                   --------------------------------------
Interest income from bonds and short-term investments              $290,212       $207,585       $157,500
Interest income from policy loans                                    18,620         18,947         14,160
Interest and dividends from other investments                        26,071         18,478         19,289
                                                                   --------------------------------------
Gross investment income                                             334,903        245,010        190,949
Less: investment expenses                                             4,162          3,596          2,150
                                                                   --------------------------------------
                                       NET INVESTMENT INCOME       $330,741       $241,414       $188,799
                                                                   --------------------------------------

(b) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                                     2003           2002           2001
                                                                   --------------------------------------
Gross unrealized capital gains                                     $176,924       $117,032       $ 17,132
Gross unrealized capital losses                                      (8,996)       (32,336)       (17,210)
                                                                   --------------------------------------
Net unrealized capital gains (losses)                               167,928         84,696            (78)
Balance, beginning of year                                           84,696            (78)          (918)
                                                                   --------------------------------------
             CHANGE IN NET UNREALIZED CAPITAL GAINS ON BONDS
                                  AND SHORT-TERM INVESTMENTS       $ 83,232       $ 84,774       $    840
                                                                   --------------------------------------

(c) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                                                     2003           2002           2001
                                                                   --------------------------------------
Gross unrealized capital gains                                     $    376       $    185       $    120
Gross unrealized capital losses                                     (30,877)       (23,137)       (22,913)
                                                                   --------------------------------------
Net unrealized capital (losses) gains                               (30,501)       (22,952)       (22,793)
Balance, beginning of year                                          (22,952)       (22,793)        (1,604)
                                                                   --------------------------------------
    CHANGE IN NET UNREALIZED CAPITAL LOSSES ON COMMON STOCKS       $ (7,549)      $   (159)      $(21,189)
                                                                   --------------------------------------

(d) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                                     2003           2002           2001
                                                                   --------------------------------------
Bonds and short-term investments                                   $ 12,602       $(28,561)      $ (7,491)
Common stocks                                                           657           (149)           (13)
Other invested assets                                                (4,393)            (2)            33
                                                                   --------------------------------------
Realized capital losses                                               8,866        (28,712)        (7,471)
Capital gains tax (benefit)                                          21,938         23,053            802
                                                                   --------------------------------------
Net realized capital losses, after tax                              (13,072)       (51,765)        (8,273)
Less: amounts transferred to IMR                                      9,641          5,078          1,965
                                                                   --------------------------------------
                      NET REALIZED CAPITAL LOSSES, AFTER TAX       $(22,713)      $(56,843)      $(10,238)
                                                                   --------------------------------------

Sales of bonds and short-term investments for the years ended December 31, 2003, 2002 and 2001 resulted in proceeds of $2,523,341, $1,691,422 and $2,135,324, gross realized capital gains of $23,090, $15,257 and $8,091, and gross realized capital losses of $6,150, $9,998 and $5,442, respectively, before transfers to the IMR. Sales of common stocks for the years ended December 31, 2003, 2002 and 2001 resulted in proceeds of $2,814, $35 and $14,354, gross realized capital gains of $662, $0 and $358, and gross realized capital losses of $5, $7 and $371, respectively.

(e) INVESTMENTS -- DERIVATIVE INSTRUMENTS

OVERVIEW

The Company may at any time use derivative instruments, including swaps, caps, floors, options, forwards and futures, in order to achieve one of four Company approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs or to enter into income enhancement and replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow or net investment in a foreign operation), income generation, replication or held for other investment and risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting under Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative Instruments and Hedging, Income Generations, and Replication (Synthetic Asset) Transactions. The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/or approved, as applicable, by the State of Connecticut and State of New York insurance departments.

Interest rate swaps and total return swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using the agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the issuer.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike rate or falls below the floor strike rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception, and no principal payments are exchanged.

Forward contracts are customized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There is also periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

STRATEGIES

The notional value and fair value of derivative instruments used during the year are disclosed in the strategy discussions below. During the year 2003, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation nor did it hold any replication transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. Notional amounts pertaining to derivative instruments at December 31, 2003 were $1,163,355. The fair value of derivative instruments are based upon either independent market quotations for exchange traded derivative contracts, independent third party pricing sources or widely accepted pricing valuation models which utilize independent third party data as inputs for over the counter derivatives. The fair value of derivative instruments at December 31, 2003 was $819.

CASH-FLOW HEDGES

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. As of December 31,2003, the Company did not hold any derivatives used to hedge forecasted transactions other than the interest payments on floating-rate securities. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period. As of December 31, 2003, interest rate swaps used in cash flow hedge relationships had a notional value of $70,000 and a fair value of $3,683.

Foreign currency swaps: Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed maturities are primarily denominated in Euros and are swapped to minimize cash flow fluctuations due to changes in currency rates. As of December 31, 2003 foreign currency swaps used in cash flow hedge relationships had a notional value of $76,855 and a fair value of $(10,282).

FAIR VALUE HEDGES

Interest rate swaps and caps: Interest rate swaps are used periodically to hedge the changes in fair value of certain fixed rate liabilities due to changes in LIBOR. In addition, interest rate caps are used to offset the changes in fair value related to corresponding interest rate caps that exist in certain of the Company's variable-rate fixed maturity investments. As of December 31, 2003, the Company did not hold any interest rate swaps or caps used in fair value hedge relationships.

INCOME GENERATION TRANSACTIONS

Written options: Periodically, the Company is a writer of covered floors as part of an income generation transaction. The company occasionally writes interest rate floors which are used to offset the changes in fair value related to corresponding interest rate floors that exist in certain of the Company's variable-rate fixed maturity investments. As of December 31, 2003, the Company did not hold any option contracts used in income generation relationships.

OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

Interest rate caps and swaptions: The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap and swaption contract in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender. As of December 31, 2003 interest rate caps and swaptions used to mitigate risk in a rising interest rate environment had a notional value of $1,016,000 and a fair value of $6,884 reported as an asset on the balance sheet. The average fair value for interest rate caps and swaptions was $7,481 in asset value. There were no realized gains and losses during the year 2003.

Warrants: During 2003, the Company received warrant contracts as part of a reinsurance treaty settlement. As of December 31, 2003, the warrants had a notional value of $500 and a fair value was $534 reported as an asset on the balance sheet. The average fair value of the warrants was $290 and there were no realized gains and losses during the year 2003.

CREDIT RISK

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of over-the-counter derivative contracts is positive, this indicates that the counterparty owes the Company, and, therefore, exposes the Company to credit risk.

Credit exposures for over-the-counter derivatives are generally quantified weekly and netted, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by the Company's internal compliance unit, reviewed frequently by senior management and reported to the Company's Finance Committee. The Company also maintains a policy of requiring all privately negotiated derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

(f) CONCENTRATION OF CREDIT RISK

As of December 31, 2003, the Company had one fixed maturity that exceeded 10% of capital and surplus that was not the U.S. government or a government agency. The fixed maturity was designated NAIC investment grade. Further, the Company closely monitors concentrations and the potential impact of capital and surplus, should the issuer fail to perform according to the terms of the fixed maturity contract.

The carrying value and estimated fair value of this fixed maturity was $151,928.

(g) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                 December 31, 2003
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Statement   Unrealized  Unrealized     Fair
                                                                     Value       Gains       Losses      Value
                                                                   ----------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S government and government agencies and authorities:
  --Guaranteed and sponsored                                       $  107,943   $    605    $   (47)   $  108,501
  --Guaranteed and sponsored -- asset backed                          529,528         --         --       529,528
States, municipalities and political subdivisions                       5,560          7         (4)        5,563
International governments                                              44,569      4,201        (13)       48,757
Public utilities                                                      266,866     13,955       (625)      280,196
All other corporate                                                 2,779,091    150,649     (5,014)    2,924,726
All other corporate -- asset-backed                                 1,863,931      7,507     (3,293)    1,868,145
Short-term investments                                                111,118         --         --       111,118
Parents, subsidiaries and affiliates                                   41,725         --         --        41,725
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $5,750,331   $176,924    $(8,996)   $5,918,259
                                                                   ----------------------------------------------

                                                                                 December 31, 2003
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                                       $    4,807   $    376    $    (62)  $    5,121
Common stock -- affiliated                                             36,884         --     (30,815)       6,069
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   41,691   $    376    $(30,877)  $   11,190
                                                                   ----------------------------------------------

                                                                                 December 31, 2002
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Statement   Unrealized  Unrealized     Fair
                                                                     Value       Gains       Losses      Value
                                                                   ----------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
U.S government and government agencies and authorities:
  --Guaranteed and sponsored                                       $   74,416   $     85    $     --   $   74,501
  --Guaranteed and sponsored -- asset backed                          687,703      1,444          --      689,147
States, municipalities and political subdivisions                         395         17          --          412
International governments                                              34,304      4,454          --       38,758
Public utilities                                                      208,886      6,772      (5,187)     210,471
All other corporate                                                 2,137,680     87,636     (20,309)   2,205,007
All other corporate -- asset-backed                                 1,617,227     11,025      (6,735)   1,621,517
Short-term investments                                                440,120         --          --      440,120
Certificates of deposit                                                67,270      5,599        (105)      72,764
Parents, subsidiaries and affiliates                                  100,748         --          --      100,748
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $5,368,749   $117,032    $(32,336)  $5,453,445
                                                                   ----------------------------------------------

                                                                                 December 31, 2002
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
COMMON STOCKS
Common stock -- unaffiliated                                       $    4,957   $    185    $   (872)  $    4,270
Common stock -- affiliated                                             35,384         --     (22,265)      13,119
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   40,341   $    185    $(23,137)  $   17,389
                                                                   ----------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2003 by estimated maturity year are shown below. Asset-backed securities, including mortgage backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or repayment provisions.

                                                       Statement
                                                         Value          Fair Value
                                                       ---------------------------
MATURITY
One year or less                                       $  560,864       $  577,243
Over one year through five years                        2,716,119        2,795,443
Over five years through ten years                       1,952,205        2,009,214
Over ten years                                            521,143          536,359
                                                       ---------------------------
                                         TOTAL         $5,750,331       $5,918,259
                                                       ---------------------------

Bonds with a carrying value of $3,612 and $3,319 as of December 31, 2003 and 2002, respectively, were on deposit with various regulatory authorities as required.

(h) MORTGAGE LOANS

The maximum and minimum lending rates for the Company's commercial mortgage loans during 2003 were 9.5% and 6.53%, respectively. During 2003, the Company did not reduce interest rates on any outstanding mortgage loans. The highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed or purchase money mortgages, was 61%. There were no taxes, assessments and any amounts advanced and not included in the mortgage loan total. As of December 31,2003, the Company did not hold mortgages with interest more than 180 days past due. There were no impaired loans with a related allowance for credit losses as of December 31, 2003 and 2002.

(i) RESTRUCTURED DEBT IN WHICH THE COMPANY IS A CREDITOR (OTHER THAN MORTGAGE LOANS)

The total recorded investment in restructured loans, as of December 31, 2003 and 2002 was $968 and $499, respectively. The realized capital losses related to these loans, as of December 31, 2003 and 2002 were $0 and $10,544, respectively.

(j) REPURCHASE AGREEMENTS

For repurchase agreements, Company policies require a minimum of 102% of the fair value of securities purchased under repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in other liabilities. The Company had no repurchase agreements as of December 31, 2003 and 2002.

(k) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS:

                                                                  2003                    2002
                                                         ----------------------------------------------
                                                          Carrying   Estimated    Carrying   Estimated
                                                           Amount    Fair Value    Amount    Fair Value
                                                         ----------------------------------------------
ASSETS
  Bonds and short-term investments                       $5,750,331   5,918,259  $5,368,749   5,453,445
  Common stocks                                              11,190      11,190      17,389      17,389
  Preferred stocks                                                4           4           4           4
  Policy loans                                              294,714     294,714     266,756     266.756
  Mortgage loans                                             95,737      95,737     137,595     137,595
  Other invested assets                                      48,103      48,103      42,262      42,262
LIABILITIES
  Deposit funds and other benefits                       $5,099,858   4,959,587  $4,913,126  $4,780,374
                                                         ----------------------------------------------

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: fair value for bonds, short-term investments, preferred stocks and common stocks approximate those quotations published by the NAIC; policy and mortgage loan carrying amounts approximate fair value; fair value of derivative instruments, including swaps, issued caps, floors, futures, forward commitments and collars, are determined using a pricing model which is similar to external valuation models; investments in partnerships and trusts are based on external market valuations from partnership and trust management; and fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

(l) JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets. The Company did not recognize any impairment write-downs for its investments in joint ventures, partnerships, or limited liability companies for the periods presented. There are no future commitments to joint ventures, partnerships or limited liability companies.

(m) SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via a lending agent. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2003 and 2002. As of December 31, 2003 and 2002, all collateral accepted was held in separate custodial accounts. As of December 31, 2003 and 2002, the fair value of the loaned securities was approximately $236,373 and $0, respectively, and was included in fixed maturities. The cash collateral received as of December 31, 2003 and 2002 of approximately $240,331 and $0, respectively, was invested in short-term securities and was also included in fixed maturities, with a corresponding liability for the obligation to return the collateral recorded in other liabilities.

(n) SECURITY UNREALIZED LOSS AGING

The following table presents the Company's unrealized loss, fair value and amortized cost for fixed maturity and equity securities, excluding non-highly rated securitized financial assets with contractual cash flows, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2003.

                                                 Less Than 12 Months                 12 Months or More             Total
                                          --------------------------------------------------------------------------------
                                          Amortized     Fair     Unrealized   Amortized    Fair     Unrealized   Amortized
                                            Cost       Value       Losses       Cost       Value      Losses       Cost
                                          --------------------------------------------------------------------------------
U.S. Gov't and Gov't agencies and
 authorities (guaranteed and
 sponsored)                               $  4,055    $  4,008    $   (47)    $     --    $    --    $     --    $  4,055
States, municipalities and
 political subdivisions                      5,169       5,165         (4)          --         --          --       5,169
International governments                      337         324        (13)          --         --          --         337
Public utilities                             8,289       8,108       (181)       5,973      5,529        (444)     14,262
All other corporate including
 international                             162,756     157,796     (4,960)      10,084     10,030         (54)    172,840
All other corporate --
 asset-backed                               54,323      53,494       (829)      45,853     45,611        (242)    100,176
                                          --------------------------------------------------------------------------------
           TOTAL FIXED MATURITIES          234,929     228,895     (6,034)      61,910     61,170        (740)    296,839
Common stock -- unaffiliated                   212         193        (19)       2,486      2,443         (43)      2,698
Common stock -- affiliated                      --          --         --       36,884      6,069     (30,815)     36,884
                                          --------------------------------------------------------------------------------
                     TOTAL EQUITY              212         193        (19)      39,370      8,512     (30,858)     39,582
                                          --------------------------------------------------------------------------------
TOTAL TEMPORARILY IMPAIRED
 SECURITIES                               $235,141    $229,088    $(6,053)    $101,280    $69,682    $(31,598)   $336,421
                                          --------------------------------------------------------------------------------

                                           Total
                                   ---------------------
                                     Fair     Unrealized
                                    Value       Losses
                                   ---------------------
U.S. Gov't and Gov't agencies and
 authorities (guaranteed and
 sponsored)                        $  4,008    $    (47)
States, municipalities and
 political subdivisions               5,165          (4)
International governments               324         (13)
Public utilities                     13,637        (625)
All other corporate including
 international                      167,826      (5,014)
All other corporate --
 asset-backed                        99,105      (1,071)
                                   ---------------------
           TOTAL FIXED MATURITIES   290,065      (6,774)
Common stock -- unaffiliated          2,636         (62)
Common stock -- affiliated            6,069     (30,815)
                                   ---------------------
                     TOTAL EQUITY     8,705     (30,877)
                                   ---------------------
TOTAL TEMPORARILY IMPAIRED
 SECURITIES                        $298,770    $(37,651)
                                   ---------------------

The following discussion refers to the data presented in the table above, excluding affiliated common stock. The Company holds 100% of the common stock of a non-life insurance subsidiary which is stated at fair value on the Balance Sheet. The Company does not have any current plans to dispose of this investment.

There were no fixed maturities or equity securities as of December 31, 2003, with a fair value less than 80% of the security's amortized cost. As of December 31, 2003, fixed maturities represented approximately 99% of the Company's unrealized loss amount, which was comprised of approximately 70 different securities. As of December 31, 2003, the Company held no securities presented in the table above that were at an unrealized loss position in excess of $1,025.

The majority of the securities in an unrealized loss position for less than twelve months are depressed due to the rise in long-term interest rates. This group of securities was comprised of approximately 60 securities. Of the less than twelve months total unrealized loss amount $5,028, or 83%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%. As of December 31, 2003, $5,253 of the less than twelve months total unrealized loss amount was comprised of securities in an unrealized loss position for less than six continuous months.

The securities depressed for twelve months or more were comprised of less than 15 securities. Of the twelve months or more unrealized loss amount $748, or 96%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%.

As of December 31, 2003, the sector in the greatest gross unrealized loss position for twelve months or more in the schedule above was the utilities sector, 100% of which was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 86%. The utilities sector remains adversely impacted by several events that primarily occurred in 2001 including the bankruptcy of Enron Corp., the decline in the energy trading industry and the regulatory, political and legal effect of the California utility crises. These events led to credit downgrades, which continue to negatively impact security price levels. Companies have begun to reduce leverage, selling various non-core businesses and have secured liquidity sources either through capital market issuances or bank lines to support cash flow needs. Improved credit fundamentals coupled with increased energy prices and demand should allow the price of these companies' securities to improve.

As part of the Company's ongoing security monitoring process by a committee of investment and accounting professionals, the Company has reviewed its investment portfolio and concluded that there were no additional other-than-temporary impairments as of December 31, 2003 and 2002. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified above were temporarily depressed.

The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates.

5. INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member of the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company was filing a separate Federal income tax return.

(a) The components of the net deferred tax asset/(liability) are as follows:

                                                              December 31,        December 31,
                                                                  2003                2002
                                                              ---------------------------------
Total of all deferred tax assets (admitted and non-admitted)    $423,715            $469,416
Total of all deferred tax liabilities                            (57,848)            (74,977)
Net deferred assets/(liability)                                  365,867             394,439
Net admitted deferred asset/(liability)                           55,301              29,910
Total deferred tax assets non-admitted in accordance with
 SSAP No. 10, INCOME TAXES                                      $310,566            $364,529
Increase (decrease) in deferred taxes non-admitted              $(53,963)            203,818
                                                              ---------------------------------

(b) Deferred tax liabilities are not recognized for the following amounts:

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a 'Policyholders' Surplus Account' and, based on current tax law, will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided for in this account.

(c) The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:

                                                                       2003          2002           2001
                                                                     --------------------------------------
Federal                                                              $(21,840)      $25,183       $(196,458)
                                                                     --------------------------------------
Foreign                                                                 1,885         3,528              --
                                                                     --------------------------------------
Federal income tax on capital gains                                    21,940        23,053             802
                                                                     --------------------------------------
                               CURRENT INCOME TAXES INCURRED         $  1,985       $51,764       $(195,656)
                                                                     --------------------------------------

The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

Deferred tax assets resulting from book/tax difference:

                                                               December 31,        December 31,
                                                                   2003                2002             Change
                                                               ------------------------------------------------
Reserves                                                         $ 23,627            $ 10,906          $ 12,721
Fortis ceding commission                                           15,256              16,501            (1,245)
Tax DAC                                                           226,262             206,940            19,322
Accrued deferred compensation                                          --               1,775            (1,775)
Bonds                                                              21,085              34,822           (13,737)
Capital loss carryforward                                              --               3,300            (3,300)
NOL carryforward/AMT credits                                      108,582             192,969           (84,387)
Other                                                              28,903               2,203            26,700
                                                               ------------------------------------------------
                             TOTAL DEFERRED TAX ASSETS           $423,715            $469,416          $(45,701)
                                                               ------------------------------------------------
                      DEFERRED TAX ASSETS NON-ADMITTED           $310,566            $364,529          $(53,963)
                                                               ------------------------------------------------

Deferred tax liabilities resulting from book/tax difference:

                                                               December 31,        December 31,
                                                                   2003                2002            Change
                                                               -----------------------------------------------
Bonds                                                            $(13,550)           $ (5,593)         $(7,957)
Tax preferred investments                                         (29,655)            (52,323)          22,668
Accrued deferred compensation                                        (102)                 --             (102)
Software project deferral                                          (1,121)             (5,903)           4,782
Deferred and uncollected                                          (10,234)             (8,767)          (1,467)
Other                                                              (3,186)             (2,391)            (795)
                                                               -----------------------------------------------
                        TOTAL DEFERRED TAX LIABILITIES           $(57,848)           $(74,977)         $17,129
                                                               -----------------------------------------------

                                                               December 31,        December 31,
                                                                   2003                2002             Change
                                                               ------------------------------------------------
Total deferred tax assets                                        $423,715            $469,416          $(45,701)
Total deferred tax liabilities                                    (57,848)            (74,977)           17,129
                                                               ------------------------------------------------
Net deferred tax asset (liability)                               $365,867            $394,439           (28,572)
Other change in net deferred income tax                                                                      89
                                                               ------------------------------------------------
Change in net deferred income tax                                                                      $(28,483)
                                                               ------------------------------------------------

(d) The Company's income tax expense and change in deferred tax assets and deferred tax liabilities differs from the amount obtained by applying the Federal statutory rate of 35% to the Net (Loss) Gain from Operations Before Federal Income Tax (Benefit) Expense for the following reasons:

                                                                                           Effective
                                                                      December 31,            Tax
                                                                          2003               Rate
                                                                     -------------------------------
Tax provision at statutory rate                                         $ 96,886              35.0%
Tax preferred investments                                                (69,159)            (25.0)%
Other                                                                      2,741               1.0%
                                                                     -------------------------------
                                                       TOTAL            $ 30,468              11.0%
                                                                     -------------------------------

                                                                                           Effective
                                                                      December 31,            Tax
                                                                          2003               Rate
                                                                     -------------------------------
Federal and foreign income tax incurred                                  $ 1,985              0.7%
Change in net deferred income taxes                                       28,483             10.3%
                                                                     -------------------------------
                                TOTAL STATUTORY INCOME TAXES             $30,468             11.0%
                                                                     -------------------------------

(e) As of December 31, 2003, the Company had an operating loss carry forward of $(27,774). If not utilized, it will expire for tax purposes in 2017.

The following are year to date income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2003                  $ 1,985
2002                  $    --
2001                  $    --

(f) The Company's Federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated Federal income tax return. Please refer to Schedule Y of the Company's most recent Annual Statement for a list of the entities within the consolidated group.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent available for use by the group. Intercompany tax balances are settled quarterly.

6. REINSURANCE:

The Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve the Company of its primary liability to the policyholder. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company cedes significant portions of its variable annuity business written since 1994 to RGA Reinsurance Company ("RGA"). Certain core annuity products were included in this reinsurance arrangement beginning in the first quarter of 2002 and, as such, the amounts ceded to RGA have increased.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the company to the reinsurer, and for which such obligation is not presently accrued is $210,929 in 2003, a decrease of $91,192 from the 2002 balance of $302,120. The total amount of reinsurance credits taken for this agreement is $324,505 in 2003, a decrease of $140,295 from the 2002 balance of $464,800.

On June 30, 2003, the Company recaptured a block of business previously reinsured with an unaffiliated reinsurer. Under this treaty, the Company reinsured a portion of the guaranteed minimum death benefit feature associated with certain of its annuity contracts. As consideration for recapturing the business and final settlement under the treaty, the Company has received assets valued at approximately $20,073 and 500 thousand warrants exercisable for the unaffiliated company's stock. Prospectively, as a result of the recapture, the Company will be responsible for all of the remaining and ongoing risks associated with the GMDB's related to this block of business. As of December 31, 2002, the Company established a liability for reinsurance in unauthorized companies of $36,926 related to this reinsurer.

Effective July 7, 2003, the Company entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, the Company will automatically cede 100% of the guaranteed minimum withdrawal benefits incurred on variable annuity contracts issued between July 7, 2003 and December 31, 2003 that were otherwise not reinsured. The amount of ceded premiums and reserve credit taken related to this reinsurance arrangement was immaterial.

The amount of reinsurance recoverables from reinsurers was $16,578 and $36,327 at December 31, 2003 and 2002, respectively.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2003
Aggregate Reserves for Life and Accident and Health
 Policies                                                $ 5,671,324  $1,511,423  $  (761,273) $ 6,421,474
Policy and Contract Claim Liabilities                    $    22,699  $   14,201  $    (9,066) $    27,834
Premium and Annuity Considerations                       $12,173,716  $  287,413  $  (345,423) $12,115,706
Death, Annuity, Disability and Other Benefits            $   165,828  $  114,575  $   (37,015) $   243,388
Surrenders and Other Fund Withdrawals                    $ 4,904,307  $  546,275  $(1,071,759) $ 4,378,823

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2001
Aggregate Reserves for Life and Accident and Health
 Policies                                                $ 3,085,682  $1,578,470  $  (317,816) $ 4,346,336
Policy and Contract Claim Liabilities                    $    23,510  $   16,288  $    (9,291) $    30,507
Premium and Annuity Considerations                       $ 6,890,184  $6,794,425  $  (942,827) $12,741,782
Death, Annuity, Disability and Other Benefits            $   115,649  $   94,069  $   (24,134) $   185,584
Surrenders and Other Fund Withdrawals                    $ 3,893,425  $  491,474  $  (242,572) $ 4,142,327

                                                           Direct      Assumed       Ceded         Net
                                                         -------------------------------------------------
2002
Aggregate Reserves for Life and Accident and Health
 Policies                                                $ 5,566,253  $1,511,752  $  (946,667) $ 6,131,338
Policy and Contract Claim Liabilities                    $    26,680  $   15,825  $    (8,649) $    33,856
Premium and Annuity Considerations                       $ 8,401,771  $  371,175  $(4,146,116) $ 4,626,830
Death, Annuity, Disability and Other Benefits            $   138,864  $  114,019  $   (25,083) $   227,800
Surrenders and Other Fund Withdrawals                    $ 4,436,989  $  766,314  $  (459,359) $ 4,743,944

7. PREMIUM AND ANNUITY CONSIDERATIONS (DEFERRED AND COLLECTED):

The following presents premium and annuity considerations (deferred and collected) as of December 31, 2003:

                                                                             Net of
                                                                    Gross    Loading
                                                                   -----------------
TYPE
Ordinary New Business                                              $ 2,414   $ 2,831
Ordinary Renewal                                                    16,253    25,079
Group Life                                                              45        80
                                                                   -----------------
                                                            TOTAL  $18,712   $27,990
                                                                   -----------------

8. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has also invested in bonds of its indirect affiliates, Hartford Financial Services Corporation, and HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, Ltd.

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The Hartford Financial Services Group ("The Hartford"), intercompany asset sale transactions were executed in March and April 2003. The transactions resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to Hartford Life and Accident Insurance Company, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company for cash equal to the fair value of the securities as of the effective date of the sales. The transfer re-deployed to the Life subsidiaries desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred in March and April 2003 were $140 million and $413 million, respectively.

For additional information, see Notes 5 and 9.

9. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees hired by The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $8,599, $4,357and $3,764 for 2003, 2002 and 2001, respectively.

Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 2003, 2002 or 2001.

Substantially all of The Hartford's life insurance companies' employees are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in common stock of The Hartford or certain other investments, are matched to a limit of 3% of compensation. In addition, The Hartford allocates 0.5% of base salary to the plan for each eligible employee. Beginning in 2004, the floor company contribution for eligible employees will be increased to 1.5%. The cost to the Company for the above-mentioned plan was approximately $2.7 million, $2.5 million and $2 million in 2003, 2002 and 2001, respectively.

10. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, Federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. Dividends are paid as determined by the Board of Directors and are not cumulative. There were no dividends paid or declared in 2003, 2002 or 2001.

11. SEPARATE ACCOUNTS:

The Company maintained separate account assets totaling $52.2 billion and $35.9 billion as of December 31, 2003 and 2002, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account statement of operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account management fees, net of minimum guarantees, were $626 million, $518 million and $567 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

An analysis of the Nonguaranteed Separate Accounts as of December 31, 2003 is as follows:

                                                                                  Total
                                                                               -----------
 1.  Premiums considerations or deposits for the year ended 2003               $ 7,624,097
                                                                               -----------
 2.  Reserves @ year end
      I.  For accounts with assets at:
          Market value                                                         $50,631,955
                                                                               -----------
          Total reserves                                                       $50,631,955
                                                                               -----------
     II.  By withdrawal characteristics:
          Subject to discretionary withdrawal                                       74,343
          Market value                                                          50,458,094
                                                                               -----------
          Subtotal                                                              50,532,437
          Not subject to discretionary withdrawal                                   99,518
                                                                               -----------
                                                                 TOTAL         $50,631,955
                                                                               -----------

12. COMMITMENTS AND CONTINGENT LIABILITIES:

(a) LITIGATION

HLI and its subsidiaries are involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

On March 16, 2003, a final decision and award was issued in an arbitration between The Hartford and one of its primary reinsurers relating to policies with death benefit guarantees written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under terms of the final decision and award, the reinsurer's reinsurance obligations to The Hartford's subsidiaries were not limited or reduced in any manner, and as a result, are left unchanged.

(b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. Guaranty fund assessments paid by the Company was not material to the results of operations for 2003, 2002 or 2001.

(c) LEASES

As discussed in Note 8, transactions with The Hartford include rental of facilities and equipment. The rent paid by the Company to The Hartford for space occupied by The Hartford's life insurance companies was $8,164 and $6,395 in 2003 and 2002, respectively. Future minimum rental commitments are as follows:

2004                  $ 7,460
2005                    6,695
2006                    6,011
2007                    5,508
2008                    5,242
Thereafter              9,904
                      -------
  Total               $40,820
                      -------

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Simsbury, Connecticut. The Company's allocated rental expense is recognized on a level basis over the term of the primary sublease for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to $3,195 and $3,224 in 2003 and 2002, respectively.

(d) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service. The Company's 1998 through 2001 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.

13. SEPTEMBER 11 EVENTS:

As a result of the September 11 terrorist attack, the Company recorded a loss amounting to $6.9 million, before taxes and net of reinsurance in the third quarter of 2001. The Company based the loss estimate upon a review of insured exposures using a variety of assumptions and actuarial techniques, including the cost of additional reinsurance premiums. As a result of the uncertainties involved in the estimation process, final claims settlement may vary from present estimates. There was no income or surplus impact in 2003 related to September 11. In 2002 the Company recognized a $2.8 million after-tax benefit due to favorable developments related to September 11.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

     (a) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (b)     Not Applicable.

     (c)     Principal Underwriting Agreement.(1)

     (d)     Form of Flexible Premium Variable Life Insurance Policy.(2)

     (e) Form of Application for Flexible Premium Variable Life Insurance Policies.(2)

     (f)     Certificate of Incorporation of Hartford and Bylaws of
             Hartford.(3)

     (g)     Form of Reinsurance Contract.(4)

     (h)     Form of Participation Agreement.(4)

     (i)     Not Applicable.

     (j)     Not Applicable.

     (k) Opinion and consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

     (l)     Not Applicable.

     (m)     Not Applicable.

     (n)(1)  Consent of Deloitte & Touche LLP.

     (n)(2)  Consent of Arthur Andersen LLP.(5)

     (o)     No financial statement will be omitted.

     (p)     Not Applicable.

     (q)     Memorandum describing transfer and redemption procedures.(1)

     (r)     Copy of Power of Attorney.

     (s)     Organizational Chart.(6)

--------

     (1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-89988, on
          May 1, 1996.
     (2) Incorporated by reference to the Initial Filing of the Registration Statement on Form S-6, File No. 333-67373, on November 17, 1998.
     (3) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-69487, filed on April 9, 2001.
     (4) Incorporated by reference to the Post-Effective Amendment No. 1 of the Registration Statement on Form S-6, File No. 333-67373, on
          April 13, 1999
     (5) We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Hartford Life and Annuity Insurance Company for the years ending December 31, 2000 and December 31, 2001 and of the Separate Account for the year ended December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its reports included herein.
     (6) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-101923, filed on April 5, 2004.

Item 28. Officers and Directors.

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Senior Vice President & Deputy Chief Financial Officer
-------------------------------------------- -------------------------------------------------------------------------
James Davey                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles J. DiVencenzo, Jr.                   Vice President
-------------------------------------------- -------------------------------------------------------------------------
Bruce W. Ferris                              Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Timothy M. Fitch                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael L. Kalen                             Senior Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Michael D. Keeler                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Patrice Kelly-Ellis                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
David N. Levenson                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of the Board, Director*
-------------------------------------------- -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President & Chief Accounting Officer*
-------------------------------------------- -------------------------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Marianne O'Doherty                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
Craig R. Raymond                             Senior Vice President and Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
Christine Hayer Repasy                       Senior Vice President, General Counsel and Corporate Secretary, Director*
-------------------------------------------- -------------------------------------------------------------------------
Michael J. Roscoe                            Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Martin A. Swanson                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles N. Vest                              Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Senior Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

* Denotes Board of Directors of Hartford.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

         See Item 27(s).

Item 30: Indemnification

         Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

         (a)  involved a knowing and culpable violation of law by the director;

         (b) enabled the director or an associate to receive an improper personal gain;

         (c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;

         (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or

         (e) created liability under section 33-757 relating to unlawful distributions.

         The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

         Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

         (a) HESCO acts as principal underwriter for the following investment companies:

              Hartford Life Insurance Company - Separate Account VL I
              Hartford Life Insurance Company - Separate Account VL II
              Hartford Life Insurance Company - ICMG Secular Trust Separate
                   Account
              Hartford Life Insurance Company - ICMG Registered Variable Life
                   Separate Account A
              Hartford Life and Annuity Insurance Company - Separate Account VL
                   I
              Hartford Life and Annuity Insurance Company - Separate Account VL
                   II
              Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

         (b)  Directors and Officers of HESCO

                                                POSITIONS AND OFFICES
             NAME                                  WITH UNDERWRITER
             ----                               ---------------------
         David A. Carlson                 Senior Vice President & Deputy Chief
                                          Financial Officer
         Timothy M. Fitch                 Senior Vice President
         George R. Jay                    Controller
         Michael L. Kalen                 Senior Vice President, Director
         Joseph F. Mahoney                Vice President
         Thomas M. Marra                  President and Chief Executive Officer,
                                          Director
         Christine Hayer Repasy           Senior Vice President, General Counsel and
                                          Corporate Secretary, Director
         John C. Walters                  Executive Vice President

         Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 32. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 33. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34. Representation of Reasonableness of Fees

         Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 18th day of November, 2004.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL II
(Registrant)

By:  Thomas M. Marra                                 *By: /s/ Marianne O'Doherty
     -------------------------------------------          ----------------------
     Thomas M. Marra, President, Chief Executive              Marianne O'Doherty
     Officer and Chairman of the Board*                       Attorney-In-Fact

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(Depositor)

By:  Thomas M. Marra
     -------------------------------------------
     Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Michael L. Kalen, Senior Vice President,
     Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President
     & Chief Accounting Officer*
Christine Hayer Repasy, Senior Vice President,       *By: /s/ Marianne O'Doherty
     General Counsel and Corporate Secretary,             ----------------------
     Director*                                                Marianne O'Doherty
John C. Walters, Executive Vice President, Director*          Attorney-in-Fact
Lizabeth H. Zlatkus, Executive Vice President and
     Chief Financial Officer, Director*
David M. Znamierowski, Senior Vice President &
     Chief Investment Officer, Director*             Date: November 18, 2004


333-67373

                                  EXHIBIT INDEX


1.1 Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

1.2  Consent of Deloitte & Touche LLP.

1.3  Copy of Power of Attorney.